UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03942

LORD ABBETT MUNICIPAL INCOME FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Christina T. Simmons, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	9/30

Date of reporting period:	9/30/06

Item 1:               Report to Shareholders.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Municipal Income Fund
Municipal Income Trust

National Tax Free Fund

California Tax Free Fund

Connecticut Tax Free Fund

Hawaii Tax Free Fund

Minnesota Tax Free Fund

Missouri Tax Free Fund

New Jersey Tax Free Fund

New York Tax Free Fund

Texas Tax Free Fund

Washington Tax Free Fund

Insured Intermediate Tax Free Fund

Florida Tax Free Trust

Georgia Tax Free Trust

High Yield Municipal Bond Fund

Michigan Tax Free Trust

Pennsylvania Tax Free Trust

For the fiscal year ended September 30, 2006

Lord Abbett Municipal Income Fund and
Lord Abbett Municipal Income Trust

Annual Report

For the year ended September 30, 2006

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the strategies and performance of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for the year ended September 30, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.LordAbbett.com, where you also can access the quarterly commentaries of the Funds' portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended September 30, 2006?

A: From October 2005 until June 2006, the Federal Reserve Board (the Fed) continued to raise the fed funds rate at a measured pace. From the start of the tightening cycle, in June 2004, to June 2006, the Fed hiked the fed funds rate 17 times. But at the two policy meetings in the third quarter, the Fed voted to hold steady the fed funds rate at 5.25%.

The pause in Fed tightening, along with signs of a slowing economy, caused a rally in the bond markets, including the municipal market, especially on the longer end of the yield curve. By September 2006, the average yield on a 30-year, high-grade municipal security was lower than it was in October 2005, while the yield on a 30-year Treasury was slightly higher. Rates on the shorter end for both municipals and Treasuries were higher in September 2006 than they were a year earlier. Because of the rise in short-end rates, the yield curve in the municipal market flattened considerably over the course of the year.

Overall supply was down for the year because of a sharp decline in refundings. New issuances increased for the year as state and local governments sought to finance new projects. From a sector perspective, education and general purpose financings accounted for most of the decline in overall supply, while the number of housing bonds issued increased.

Demand remained strong from both larger investors buying directly and smaller investors buying into municipal bond funds. Given the flatness of the yield curve, demand from retail investors was concentrated on the three- to six-year segment of the yield curve. Property and casualty insurance companies were also large buyers of municipal securities, especially in the 10- to 20-year area of the curve.

For most of 2006, airline bonds, which are issued by state authorities to provide funding for airlines, led the returns in the high-yield municipal sector. Passenger traffic increased and higher fuel costs were covered through ticket surcharges and through hedging contracts that locked in fuel costs. Tobacco bonds outperformed the broader municipal market. In the past year, three major tobacco cases were decided favorably for the tobacco companies.

For the 12 months ended in June 2006 – which is equivalent to the fiscal year for 46 states – tax receipts grew 8.5%, compared with the 12 months ended in June 2005. All states posted increases. Many state legislatures shifted their financing plans to address the problem of high property taxes. For instance, the New Jersey and Idaho legislatures approved proposals to raise their respective sales tax rates in order to provide property tax relief.

Performance data quoted on the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in each Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.LordAbbett.com.

Q: How did each Fund perform over the year ended September 30, 2006?

A: Each Fund (Class A shares) – other than the Insured Intermediate Tax Free Fund and High Yield Municipal Bond Fund, which are benchmarked against different indexes – underperformed its long-only benchmark, the Lehman Brothers Municipal Long Current Coupon Bond Index,1 and, for the most part, underperformed its peer groups, as represented by the Lipper Funds Average.2

The Insured Intermediate Tax Free Fund (Class A shares) outperformed its benchmark, the Lehman Brothers 3-10 Year Insured Tax Exempt Bond Index,3 and outperformed its Lipper peer group.

The High Yield Municipal Bond Fund (Class A shares) underperformed its benchmark, the Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index,4 and outperformed its peer group, as represented by the Lipper High Yield Municipal Debt Funds Average.5

Municipal Income Performance Summary

	Class A Shares @ NAV 9/30/06 1 Year Return	Lipper Funds Average	Lehman Brothers Municipal Long Current Coupon Bond Index	Lehman Brothers Municipal Bond Index(6)
National Tax Free Income Fund	3.9%	4.2%	5.9%	4.5%
California Tax Free Income Fund	3.5%	4.2%	5.9%	4.5%
Connecticut Tax Free Income Fund	4.0%	3.5%	5.9%	4.5%
Hawaii Tax Free Income Fund	3.6%	3.8%	5.9%	4.5%
Minnesota Tax Free Income Fund	4.0%	3.8%	5.9%	4.5%
Missouri Tax Free Income Fund	3.9%	3.9%	5.9%	4.5%
New Jersey Tax Free Income Fund	3.5%	4.2%	5.9%	4.5%
New York Tax Free Income Fund	3.9%	4.1%	5.9%	4.5%
Texas Tax Free Income Fund	3.3%	3.1%	5.9%	4.5%
Washington Tax Free Income Fund	3.7%	4.1%	5.9%	4.5%
Insured Intermediate Tax Free Fund	3.7%	3.3%	3.6%+	4.5%
Florida Tax Free Trust	3.7%	4.1%	5.9%	4.5%
Georgia Tax Free Trust	3.8%	3.8%	5.9%	4.5%
High Yield Municipal Bond Fund	8.0%	6.7%	9.8%++	4.5%
Michigan Tax Free Trust	3.7%	3.7%	5.9%	4.5%
Pennsylvania Tax Free Trust	3.1%	3.9%	5.9%	4.5%

+  Lehman Brothers 3–10 Year Insured Tax-Exempt Bond Index

++  Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index

The Lipper Funds Average for each fund consists of municipal debt funds for the particular state involved, except for the National Tax Free Income Fund, Texas Tax Free Income Fund, Washington Tax Free Income Fund, Insured Intermediate Tax Free Fund, and High Yield Municipal Bond Fund. In the case of those funds, the applicable Lipper Funds Averages are General Municipal Debt Funds, Other States Intermediate Municipal Debt Funds, Other States Municipal Debt Funds, Intermediate Municipal Debt Funds, and High Yield Municipal Debt Funds, respectively.

Standardized Average Annual Total Returns

(Class A shares with maximum 3.25% sales charge++, as of 9/30/06)

	1 Year	5 Years	10 Years/ Since Inception
National Tax Free Income Fund+	0.55%	4.02%	5.01%
California Tax Free Income Fund+	0.14%	3.63%	4.83%
Connecticut Tax Free Income Fund+	0.62%	4.15%	4.90%
Hawaii Tax Free Income Fund+	0.22%	3.62%	4.50%
Minnesota Tax Free Income Fund+	0.71%	4.31%	5.14%
Missouri Tax Free Income Fund+	0.53%	3.85%	4.82%
New Jersey Tax Free Income Fund+	0.23%	3.49%	4.65%
New York Tax Free Income Fund+	0.54%	4.04%	5.03%
Texas Tax Free Income Fund+	-0.01%	3.91%	4.77%
Washington Tax Free Income Fund+	0.35%	3.93%	4.97%
Insured Intermediate Tax Free Fund*+	0.29%	—	1.42%
Florida Tax Free Trust+	0.34%	3.51%	4.39%
Georgia Tax Free Trust+	0.40%	4.30%	5.69%
High Yield Municipal Bond Fund**+	4.44%	—	5.87%
Michigan Tax Free Trust+	0.30%	4.01%	5.25%
Pennsylvania Tax Free Trust+	-0.29%	3.95%	5.03%

*  SEC effective date June 30, 2003.

**  SEC effective date December 30, 2004.

+During certain periods shown, waivers and/or expense reimbursements were in place. Without such waivers and/or expense reimbursements, the Fund's returns would have been lower.

++  Assumes the reinvestment of all distributions as of September 30, 2006.

Q: What were the most significant factors affecting performance?

A: Overall, in all of the tax free income funds, longer-maturity securities contributed the most to performance for the year ended September 30, 2006. Securities maturing within 20–30 years had a 46.2% weighting in the National Tax Free Income portfolio, but contributed 52.6% of the return. The National Tax Free Income Fund increased the weighting of its lower-rated (BBB) bonds in its portfolio, helping Fund performance. Shorter-maturity securities underperformed. The National Tax Free Income portfolio shortened its duration, which reduced interest-rate volatility without giving up much income.

Over the past year, the Insured Intermediate Tax Free Fund also increased its investment in longer maturity securities while reducing sharply its holdings of securities maturing in less than three years. Given the Fund's structure, the longer-term securities were concentrated in the 3–10 year range. The increase in maturity contributed positively to performance. There was no discernible difference in the performance of general obligation versus revenue bonds when the securities were adjusted for maturity.

The High Yield Municipal Bond Fund lowered its average credit rating over the past year, as the Fund increased its weighting of unrated bonds and below investment-grade bonds. Among the high-yield sectors, airline and tobacco bonds contributed positively to the portfolio's performance. Housing bonds underperformed the Fund's overall performance.

Demand was strong all year, with investment flows increasing in the quarter ended in September 2006. Investors were attracted by the higher upward-sloping yield curve for municipals compared to the flatter curves for other fixed-income securities.

Each Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase (24th month if shares were purchased prior to November 1, 2004). Please see section "Your Investment—Purchases" in the prospectus for more information on redemptions that may be subject to CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com. Read the prospectus carefully before investing.

1 Lehman Brothers Municipal Long Current Coupon Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3; bonds issued as part of a deal of at least $50 million; with an amount outstanding of at least $5 million; a maturity of 22 years or longer; and have been issued after December 31, 1990.

2 Lipper Funds Average: Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. Copyright© 2006 by Reuters. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average.

3 The Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index consists of insured tax-free municipal bonds ranging in maturity from 3–10 years.

4 The Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index is a total return benchmark designed for municipal portfolios, which contain both investment and non-investment-grade tax-exempt bonds. The index contains an equal weighting of the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Non-Investment Grade Index.

5 The Lipper High Yield Municipal Debt Funds Average covers funds that invest at least 50% of assets in lower rated municipal debt issues.

6 Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. To be included in this index, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $3 million, and be issued as part of a transaction of at least $50 million. Includes both zero coupon bonds and bonds subject to the alternative minimum tax.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

The views of each Fund's management and the portfolio holdings described in this report are as of September 30, 2006; these views and holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note About Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the prospectus.

Performance: Because of ongoing market volatility, each Fund's performance may be subject to substantial fluctuation. Except where noted, comparative Fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

National Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of General Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.55%	4.02%	5.01%
Class B(5)	-0.67%	3.87%	4.73%
Class C(6)	3.26%	4.03%	4.67%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A	Class B	Class C
3.91%	3.26%	3.26%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

(5)  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

(6)  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

California Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of California Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.14%	3.63%	4.83%
Class C(5)	2.87%	3.66%	4.50%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A	Class C
3.98%	3.33%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

(5)  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

Connecticut Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Connecticut Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.62%	4.15%	4.90%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
4.23%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

Hawaii Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Hawaii Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.22%	3.62%	4.50%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
4.11%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

Minnesota Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Minnesota Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.71%	4.31%	5.14%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
4.20%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

Missouri Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Missouri Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.53%	3.85%	4.82%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
3.96%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

New Jersey Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of New Jersey Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.23%	3.49%	4.65%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
3.62%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

New York Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of New York Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.54%	4.04%	5.03%
Class C(5)	3.25%	4.06%	4.70%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A	Class C
4.16%	3.51%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

(5)  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

Texas Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Other States Intermediate Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	-0.01%	3.91%	4.77%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
4.10%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

Washington Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Other States Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.35%	3.93%	4.97%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
4.01%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

Insured Intermediate Tax-Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Intermediate Municipal Debt Funds and the Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	Life of Class
Class A(4)	0.29%	1.42%
Class B(5)	-1.08%	0.84%
Class C(6)	2.90%	1.69%
Class P(7)	3.46%	2.26%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A	Class B	Class C	Class P
3.55%	2.80%	2.80%	3.38%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return. The Class A share inception date is June 30, 2003.

(5)  Class B shares were first offered on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of the Class.

(6)  Class C shares were first offered on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(7)  Class P shares were first offered on June 30, 2003. Performance is at net asset value.

Florida Tax-Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Florida Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.34%	3.51%	4.39%
Class C(5)	3.29%	3.52%	4.06%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A	Class C
4.21%	3.56%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

(5)  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

Georgia Tax-Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Georgia Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.40%	4.30%	5.69%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
3.84%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

High Yield Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index, the Lehman Brothers Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The Fund is replacing the Lehman Brothers Municipal Bond 50-50 Investment Grade/High Yield Index with the Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index because the Lehman Brothers Municipal Bond 50-50 Investment Grade/High Yield Index is no longer available. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	Life of Class
Class A(4)	4.44%	5.87%
Class B(5)	3.62%	5.52%
Class C(6)	7.62%	7.69%
Class P(7)	7.94%	7.92%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A	Class B	Class C	Class P
5.22%	4.71%	4.72%	5.21%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Indexes and average are calculated from December 31, 2004 to September 30, 2006.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2006, is calculated using SEC required uniform method to compute total return. The Class A inception date is December 30, 2004.

(5)  Class B shares were first offered on December 30, 2004. Performance reflects the deduction of a CDSC of 4% for 1 year and life of Class.

(6)  Class C shares were first offered on December 30, 2004. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(7)  Class P shares were first offered on December 30, 2004. Performance is at net asset value.

Michigan Tax-Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Michigan Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	0.30%	4.01%	5.25%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
4.04%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

Pennsylvania Tax-Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Average of Pennsylvania Municipal Debt Funds, the Lehman Brothers Municipal Bond Index, and the Lehman Brothers Municipal Long Current Coupon Bond Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Lehman Brothers Municipal Bond Index is a less volatile index and a more appropriate benchmark for the Fund and therefore will remove the Lehman Brothers Municipal Long Current Coupon Bond Index in the next Annual Report. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2006

	1 Year	5 Years	10 Years
Class A(4)	-0.29%	3.95%	5.03%

30-Day SEC Yield for the Period Ended September 30, 2006

Class A
4.10%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2)  Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)  Source: Lipper, Inc.

(4)  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2006, is calculated using the SEC required uniform method to compute total return.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes; also, certain Funds do not yet have effective Rule 12b-1 plans under which distribution and service fees are paid); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 through September 30, 2006).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 4/1/06 – 9/30/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

National Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,030.50	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class B
Actual	$1,000.00	$1,027.90	$7.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.22	$7.94
Class C
Actual	$1,000.00	$1,027.20	$7.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.23	$7.94

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.91% for Class A and 1.57% for Classes B and C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)(b)	%*
AAA	52.80%
AA+	8.35%
Aa1	0.21%
AA	4.38%
Aa2	1.82%
AA-	4.76%
Aa3	2.37%
A+	5.02%
A	0.66%
A2	0.95%
A-	1.99%
A3	2.07%
BBB+	3.75%
Baa1	1.64%
BBB	5.82%
Baa2	0.86%
BBB-	1.32%
Baa3	0.95%
NR	0.25%
Short-Term Investments	0.03%
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

(b)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

California Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,027.20	$4.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.71
Class C
Actual	$1,000.00	$1,024.90	$8.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$7.99

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.93% for Class A and 1.58% for Class C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's	%*
AAA	77.65%
AA+	1.57%
AA	1.53%
AA-	0.38%
Aa3	0.91%
A+	7.04%
A1	2.17%
A-	0.25%
A3	0.90%
BBB+	1.49%
BBB	2.41%
Baa2	0.59%
BBB-	0.59%
Baa3	2.52%
Short-Term Investment	0.00%**
Total	100.00%

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Connecticut Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,031.70	$2.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.77	$2.33

†  Expenses are equal to the Fund's annualized expense ratio of 0.46% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's	%*
AAA	66.32%
AA+	1.09%
Aa1	0.12%
AA	10.00%
AA-	0.45%
Aa3	10.93%
A+	3.54%
A2	3.08%
A3	1.10%
BBB	3.03%
BBB-	0.29%
Short-Term Investment	0.05%
Total	100.00%

*  Represents percent of total investments.

Hawaii Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,031.10	$3.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.90	$3.19

†  Expenses are equal to the Fund's annualized expense ratio of 0.63% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)	%*
AAA	88.79%
AA	3.53%
Aa2	1.23%
BBB+	2.35%
BBB	4.10%
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

*  Represents percent of total investments.

Minnesota Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,028.60	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.76	$3.35

†  Expenses are equal to the Fund's annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's	%*
AAA	54.98%
AA+	13.77%
AA	2.13%
Aa2	5.58%
Aa3	0.53%
A	1.90%
A2	1.86%
A3	6.79%
A-	6.37%
BBB+	1.03%
Baa1	1.85%
BBB	0.63%
Baa2	2.58%
Total	100.00%

*  Represents percent of total investments.

Missouri Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,032.00	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.14	$2.94

†  Expenses are equal to the Fund's annualized expense ratio of 0.58% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)(b)	%*
AAA	65.33%
AA+	7.12%
AA	13.01%
AA-	1.14%
Aa3	0.99%
A+	1.30%
A2	0.72%
A-	3.51%
A3	1.00%
BBB+	2.76%
BBB	3.12%
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

(b)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

New Jersey Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,028.20	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.88	$4.20

†  Expenses are equal to the Fund's annualized expense ratio of 0.83% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)(b)	%*
AAA	74.57%
Aa1	2.65%
AA	3.49%
AA-	3.87%
A	2.46%
A2	3.68%
A-	1.35%
A3	0.81%
BBB+	0.42%
Baa1	1.62%
BBB	3.00%
BBB-	1.40%
Baa3	0.64%
Short-Term Investment	0.04%
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

(b)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

New York Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,033.40	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.23	$2.89
Class C
Actual	$1,000.00	$1,030.20	$6.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.93	$6.17

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.57% for Class A and 1.22% for Class C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)	%*
AAA	45.18%
AA+	7.29%
Aa1	2.49%
AA	5.91%
Aa2	1.17%
AA-	13.25%
Aa3	2.76%
A+	3.47%
A	6.74%
A-	0.85%
A3	2.53%
BBB+	0.90%
Baa1	0.52%
BBB	5.40%
BBB-	0.72%
BB	0.81%
Short-Term Investment	0.01%
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

*  Represents percent of total investments.

Texas Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,027.00	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.25	$3.95

†  Expenses are equal to the Fund's annualized expense ratio of 0.78% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's	%*
AAA	58.90%
AA+	10.08%
Aa1	8.21%
AA	2.60%
Aa3	1.29%
A+	7.57%
A	2.39%
A3	1.02%
BBB+	2.71%
BBB	4.23%
Baa2	1.00%
Short-Term Investment	0.00%**
Total	100.00%

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Washington Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,028.10	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.43	$3.70

†  Expenses are equal to the Fund's annualized expense ratio of 0.73% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)	%*
AAA	83.79%
AA	2.49%
A	0.71%
A3	4.44%
BBB+	2.46%
BBB	4.34%
Baa2	1.77%
Short-Term Investment	0.00%*
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Insured Intermediate Tax-Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,032.30	$1.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class B
Actual	$1,000.00	$1,029.70	$5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.07	$5.06
Class C
Actual	$1,000.00	$1,029.50	$5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.06
Class P
Actual	$1,000.00	$1,031.30	$2.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.80	$2.28

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Classes B and C, and 0.45% for Class P) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's	%*
AAA	99.99%
Short-Term Investment	0.01%
Total	100.00%

*  Represents percent of total investments.

Florida Tax-Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,030.00	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.70
Class C
Actual	$1,000.00	$1,029.00	$7.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.98

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.73% for Class A and 1.38% for Class C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's	%*
AAA	72.99%
AA	2.15%
Aa3	0.14%
A+	5.78%
A1	0.34%
A	6.73%
A2	3.23%
BBB+	3.71%
BBB	4.41%
Baa2	0.52%
Short-Term Investment	0.00%**
Total	100.00%

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Georgia Tax-Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,029.50	$2.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.39	$2.69

†  Expenses are equal to the Fund's annualized expense ratio of 0.53% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)	%*
AAA	66.10%
AA+	1.94%
AA	6.72%
Aa2	5.86%
AA-	0.61%
Aa3	1.24%
A	2.83%
A2	0.91%
A3	3.75%
BBB+	1.78%
BBB	7.41%
Baa2	0.48%
Baa3	0.37%
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

*  Represents percent of total investments.

High Yield Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,050.90	$1.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.27	$1.27
Class B
Actual	$1,000.00	$1,048.30	$3.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.82	$3.80
Class C
Actual	$1,000.00	$1,049.00	$3.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$3.80
Class P
Actual	$1,000.00	$1,051.30	$1.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.47	$1.27

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 0.75% for Classes B and C, and 0.25% for Class P) multiped by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)	%*
AAA	5.04%
AA	0.66%
Aa3	0.57%
A+	4.54%
A1	0.05%
A	1.00%
A-	1.19%
A3	0.95%
BBB+	0.05%
Baa1	0.30%
BBB	13.75%
Baa2	0.53%
BBB-	4.71%
Baa3	1.77%
Credit Rating: S&P or Moody's	%*
BB+	2.68%
Ba1	1.04%
BB	0.68%
BB-	0.18%
Ba3	0.47%
B1	0.42%
B	10.30%
B2	2.14%
B-	1.46%
CCC+	1.37%
Caa2	0.11%
NR	44.04%
Short-Term Investments	0.00%**
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Michigan Tax-Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,029.00	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.94	$3.24

†  Expenses are equal to the Fund's annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)	%*
AAA	86.21%
AA	7.07%
A1	1.43%
BBB+	1.52%
Baa1	0.53%
BBB	2.69%
BBB-	0.55%
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

*  Represents percent of total investments.

Pennsylvania Tax-Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/06	9/30/06	4/1/06 – 9/30/06
Class A
Actual	$1,000.00	$1,026.90	$3.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$3.14

†  Expenses are equal to the Fund's annualized expense ratio of 0.62% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2006

Credit Rating: S&P or Moody's(a)(b)	%*
AAA	74.24%
AA+	5.49%
AA	5.14%
AA-	1.65%
A+	1.60%
A1	2.88%
A	1.12%
A-	2.27%
BBB+	1.11%
BBB	3.95%
Baa2	0.55%
Short-Term Investment	0.00%**
Total	100.00%

(a)  Certain investments have not been rated by an independent ratings service but are, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

(b)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Schedule of Investments

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 99.37%
Education 10.70%
Allegheny Cnty PA Higher Ed Bldg Auth Rev Carnegie Mellon Univ	5.125%	3/1/2032	AA-	$2,000	$2,089,580
Allegheny Cnty PA Higher Ed Univ Rev Ref Ser A	4.75%	2/15/2026	Baa3	500	505,250
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	1,021,080
CA Edl Facs Auth Rev USC Ser A	5.00%	10/1/2033	AA+	10,000	10,398,600
DE St Econ Dev Auth Rev DE Tech Pk Univ DE Pj(2)	6.00%	2/1/2021	AAA	900	972,117
Dist of Columbia Rev James F Oyster Elem Sch Pilot(1)	6.25%	11/1/2021	A	450	487,125
Glendale AZ Ind Dev Auth Midwestern Univ Ser A	5.75%	5/15/2021	A-	1,000	1,087,520
Glendale AZ Ind Dev Auth Midwestern Univ Ser A	5.875%	5/15/2031	A-	1,000	1,077,800
IA Higher Ed Ln Auth Rev Ref Wartburg Ser A	5.30%	10/1/2037	BBB-(d)	3,000	3,108,000
LA St Univ & Agric & Mech College Hlth Sciences Ctr Pj(14)	6.375%	5/1/2031	AAA	2,290	2,500,497
MA St Dev Fin Agy Rev Boston Univ Ser P	5.375%	5/15/2039	A3	1,000	1,110,380
MA St Dev Fin Agy Rev Boston Univ Ser P	6.00%	5/15/2059	A3	1,000	1,194,110
MA St Hlth & Edl Fac Auth Rev Boston College Ser N(13)(14)	5.125%	6/1/2033	AAA	3,810	4,021,684
Milledgeville-Baldwin Cnty GA Fndtn GA St College & St Univ	6.00%	9/1/2033	BBB	3,000	3,290,760
NY St Dorm Auth Rev Fashion Inst Tech(10)	5.50%	7/1/2030	AAA	400	425,948
OR St Hlth Hsg Ed & Cult Facs Auth Reed College Pj Ser A	5.75%	7/1/2032	AA-	3,800	4,051,902
TN St Sch Bd Auth Higher Edl Facs Ser A(10)	5.125%	5/1/2021	AAA	615	658,124
Tulsa OK Ind Auth Rev Ser A(14)	5.375%	10/1/2020	Aaa	3,170	3,368,981
Univ NC Sys Pool Rev Ser A(2)	5.00%	4/1/2027	AAA	1,800	1,895,058
Univ NC Univ Rev Gen	5.00%	12/1/2028	AA+	2,015	2,121,291
Univ TX Univ Revs Fing Sys Ser B	5.00%	8/15/2022	AAA	5,675	6,095,234

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Univ VA Univ Rev Residuals Ser 856 RIBs	5.99%	6/1/2019	Aaa	$1,925	$2,175,673
Univ VA Univ Rev Residuals Ser 856 RIBs	5.99%	6/1/2020	Aaa	2,023	2,288,337
Univ VA Univ Rev Residuals Ser 856 RIBs	5.99%	6/1/2021	Aaa	2,123	2,393,798
Univ VT & St Agric College VT(2)	5.125%	10/1/2037	AAA	1,150	1,210,812
WV Univ Rev Univ Sys WV Pj Ser A(2)	Zero Coupon	4/1/2024	AAA	2,880	1,322,323
WV Univ Rev Univ Sys WV Pj Ser A(2)	Zero Coupon	4/1/2026	AAA	800	333,480
Total					61,205,464
General Obligation 10.60%
Bessemer AL School Warrants(2)	5.60%	2/1/2030	Aaa	2,000	2,144,020
CA St	5.10%	2/1/2034	A+	4,655	4,758,015
CA St	5.25%	4/1/2034	A+	7,500	7,981,800
CA St Rep	5.25%	2/1/2029	A+	10,000	10,560,300
Campbell CA Unif Sch Dist Election 2002 Ser B(9)	5.50%	8/1/2033	AAA	5,000	5,495,600
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C(2)	7.75%	7/1/2027	AAA	1,000	1,440,350
Fairfield OH City Sch Dist Ref Sch Impt(9)	5.375%	12/1/2020	AAA	1,410	1,511,703
Foothill-De Anza CA Cmnty College Dist Cap Apprec(14)	Zero Coupon	8/1/2030	AAA	4,505	1,520,933
Jefferson Cnty AL Sch Warrants(10)	5.50%	2/15/2020	AAA	1,000	1,055,750
Marion OH City Sch Dist Sch Fac Constr & Impt(10)	5.625%	12/1/2022	AAA	500	537,640
New York NY NYC Ser I(14)	5.00%	8/1/2017	AAA	1,500	1,613,415
New York NY Ser A	5.00%	8/1/2026	AA-	5,000	5,290,100
New York NY Ser B Sub Ser B4(14)	3.78%#	8/15/2023	AAA	700	700,000
New York NY Unrefunded Bal Ser A	6.00%	5/15/2030	AA-	20	21,597
OR St Alternate Energy Pj Ser A AMT	5.00%	1/1/2015	AA-	1,315	1,345,403
OR St Alternate Energy Pj Ser A AMT	5.05%	1/1/2016	AA-	1,795	1,842,675
OR St Alternate Energy Pj Ser A AMT	5.10%	1/1/2017	AA-	980	1,005,794
Powell OH(9)	5.50%	12/1/2032	AAA	1,280	1,387,443
Richland Cnty SC	5.375%	3/1/2030	AA	1,140	1,241,232
Richland Cnty SC	5.375%	3/1/2031	AA	1,195	1,299,706

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Richland Cnty SC	5.375%	3/1/2032	AA	$1,255	$1,365,704
Richland Cnty SC	5.375%	3/1/2033	AA	1,320	1,434,866
Richmond VA(10)	5.50%	1/15/2018	AAA	500	538,335
Washtenaw Cnty MI Multi Lake Santn Swr Sys Sylvan Twp Wtr(14)	4.75%	5/1/2021	AAA	700	715,351
Wood Cnty OH Pub Libr Impt(14)	5.875%	12/1/2022	Aaa	1,000	1,111,190
WV St Ser D(9)	6.50%	11/1/2026	AAA	2,000	2,477,740
Wyandotte Cnty KS Sch Dist No 204 Bonner Springs Unrefunded Bal Ser A(10)	5.60%	9/1/2020	Aaa	235	251,189
Total					60,647,851
Healthcare 17.84%
Abag Fin Auth for Nonprofit Corp CA Woods Oblig COP(1)	6.20%	11/1/2029	A	1,000	1,075,490
AZ Hlth Fac Auth Rev AZ Hlthcare Pooled Fin C(9)	5.50%	6/1/2014	Aaa	1,130	1,257,340
Birmingham Baptist Med Ctr AL Baptist Hlth Sys Ser A	5.00%	11/15/2030	Baa1	3,275	3,351,864
Brazos Cnty TX Hlth Fac Dev Franciscan Svcs Corp Oblig Grp	5.375%	1/1/2032	A-	1,615	1,703,437
Camden Cnty NJ Impt Auth Hlthcare Redev Rev Cooper Health Sys Oblig Grp A	5.00%	2/15/2035	BBB	1,180	1,209,925
CA Statewide Cmntys Dev Auth Rev Daughters of Charity Hlth A	5.25%	7/1/2035	BBB+	3,000	3,130,050
Chatham Cnty GA Hosp Auth Rev Hosp Impt Mem Hlth Univ A	5.50%	1/1/2034	A-	1,990	2,120,544
Clackamas Cnty OR Hosp Fac Legacy Hlth Sys(13)(14)	5.00%	2/15/2015	AAA	1,600	1,677,040
Clackamas Cnty OR Hosp Fac Legacy Hlth Sys(13)(14)	5.00%	2/15/2016	AAA	1,000	1,044,810
CO Hlth Fac Auth Rev Catholic Hlth	5.25%	9/1/2024	AA	5,065	5,289,329
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Grp	5.00%	8/1/2024	Baa2	2,000	2,049,820
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Grp	5.25%	8/1/2036	Baa2	1,750	1,817,935
Erie Cnty OH Hosp Facs Rev Firelands Regl Med Ctr Ser A	5.50%	8/15/2022	A	1,000	1,059,040
Fargo ND Hlth Sys Rev MeritCare Oblig Grp A(14)	5.375%	6/1/2027	AAA	1,000	1,029,800

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Glendale AZ Indl Dev Auth Ref John C Lincoln Hlth Ser B	5.25%	12/1/2024	BBB	$1,790	$1,877,406
Halifax Hosp Med Ctr FL Hosp Rev Ref & Impt Ser A	5.00%	6/1/2038	BBB+	1,825	1,880,444
Hamilton Cnty OH Hosp Facs Cincinnati Children's Hosp J(9)	5.25%	5/15/2034	AAA	3,395	3,611,431
Hillsborough Cnty FL Indl Dev Auth Hosp Rev ROLs RRII R643CE 1 RIBs	6.636%	10/1/2041	Aaa	1,500	1,674,510
IL Fin Auth Rev Northwestern Mem Hosp Ser A	5.25%	8/15/2034	AA+	10,000	10,682,700
Johnson City TN Hlth & Edl Facs Bd Hosp Rev First Mtg Mtn Sts Hlth Ser A	5.50%	7/1/2036	BBB+	2,000	2,139,900
Kent Hosp Fin Auth MI Rev Met Hosp Pj Ser A	6.00%	7/1/2035	BBB	2,125	2,325,940
KY Econ Dev Fin Auth Norton Hlthcare Inc Ser A(14)	Zero Coupon	10/1/2025	AAA	4,300	1,753,282
Lauderdale Cnty & Florence AL Hlthcare Rev Coffee Hlth Ser A(14)	6.00%	7/1/2029	AAA	1,000	1,091,160
Lubbock TX Hlth Facs Dev Corp Rev Sears Plains Pj(11)	5.70%	1/20/2041	AAA	2,490	2,657,029
MA St Hlth & Edl Facs Auth Rev Milton Hosp Ser D	5.375%	7/1/2035	BBB-	2,500	2,593,125
MA St Hlth & Edl Facs Auth Rev UMass Mem Issue Ser D	5.00%	7/1/2033	BBB	2,500	2,536,950
MI St Hosp Fin Auth Rev Marquette Gen Hosp Oblig Grp A	5.00%	5/15/2034	Baa1	1,250	1,273,588
Minneapolis & St Paul MN Hsg Hlthpartners Oblig Grp Pj	5.875%	12/1/2029	BBB+	2,100	2,252,334
MO St Hlth & Edl Facs Auth Rev PA 1049 RIBs RITES(2)	9.066%	6/1/2010	AAA(c)	855	1,087,534
Monongalia Cnty WV Bldg Cmnty Monongalia Gen Hosp Ser A	5.25%	7/1/2035	A-	3,000	3,136,650
MS Hosp Equip & Fac Forrest Cnty Auth Gen Hosp Pj(10)	6.00%	1/1/2030	Aaa	615	667,705
NH Hlth & Edl Fac Auth Rev	6.00%	10/1/2024	A+	250	275,068
NH Hlth & Edl Fac Auth Rev Dartmouth-Hitchcock Oblig Grp(10)	5.50%	8/1/2027	AAA	3,500	3,813,810
NH Hlth & Edl Fac Auth Rev Exeter Pj	5.75%	10/1/2031	A+	1,550	1,651,742
NH Hlth & Edl Fac Auth Rev The Memorial Hosp	5.25%	6/1/2036	Baa3	1,000	1,018,900

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
NH St Hlth & Ed Concord Hosp(10)	5.50%	10/1/2021	Aaa	$710	$770,968
NJ Hlthcare Fac Fin Auth Rev Hunterdon Medical Ctr Ser A	5.125%	7/1/2035	A-	1,000	1,046,380
OR St Hlth Hsg Ed & Cultural Fac Auth Rev(2)	5.25%	11/15/2019	AAA	2,000	2,147,160
Plymouth MN Hlth Fac Rev West Hlth Pj Ser A(10)	6.125%	6/1/2024	AAA	2,990	3,001,631
RI St Hlth & Edl Bldg Roger Williams Rlty(7)	6.50%	8/1/2029	AA	1,240	1,369,084
Rochester MN Hlthcare Fac Rev RIBs	6.139%	11/15/2036	Aa2	3,000	3,289,080
SC Jobs Econ Dev Auth Hosp Facs Rev	6.375%	8/1/2034	BBB+	240	270,074
St. Cloud MN Hlthcare Rev Hosp Oblig Grp Ser A(10)	6.25%	5/1/2018	Aaa	3,320	3,631,250
Tyler TX Hlth Fac Dev Corp Hosp Rev Mother Frances Hosp	6.00%	7/1/2027	Baa1	1,500	1,617,330
Univ CO Hosp Auth Rev Ser A	5.00%	11/15/2037	Baa1	3,000	3,092,250
WI St Hlth & Edl Facs Auth Rev Marshfield Clinic Ser A	5.125%	2/15/2026	BBB+	1,300	1,359,436
WI St Hlth & Edl Facs Auth Rev Marshfield Clinic Ser A	5.375%	2/15/2034	BBB+	2,500	2,638,125
Total					102,050,400
Housing 4.23%
ID Hsg Agy Sing Fam Mtg Ser F AMT(5)(7)	7.45%	7/1/2015	Aaa	85	85,369
Kansas City MO Ind Dev Auth No Oak Crossing Sr Ser A-1 AMT(2)	5.30%	12/1/2020	AAA	1,055	1,088,992
KY Hsg Corp Hsg Rev Ser D AMT	5.25%	7/1/2022	AAA	500	516,830
LA Hsg Fin Agy Mtg Rev Sing Fam Hmownr B AMT(12)	5.80%	6/1/2036	Aaa	1,360	1,455,567
LA St Citizens Ppty Ins Corp Assmnt Rev Ser B(2)	5.00%	6/1/2016	AAA	2,700	2,936,979
MD St Cmnty Dev Admin Dept Hsg & Cmnty Dev Ser B AMT	5.375%	9/1/2022	Aa2	4,160	4,262,003
MD St Cmnty Dev Admin Residential Ser F AMT	5.50%	9/1/2022	Aa2	2,500	2,568,675
Minneapolis St. Paul MN Hsg Fin Rev Sing Fam Mtg Ser AB AMT(12)	6.25%	11/1/2030	AAA	170	180,268
MN St Hsg Fin Agy Sing Fam Mtg Ser G-1 AMT	5.60%	7/1/2022	AA+	185	190,853

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownr Ln Ser B-1 AMT(12)	6.25%	3/1/2031	AAA	$120	$123,665
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Ser E-1 AMT(12)	Zero Coupon	3/1/2029	AAA	375	111,814
MT St Bd Hsg Sing Fam Mtg Ser A-1(5)(7)	6.05%	12/1/2037	AA+	4,255	4,360,396
NC Hsg Fin Agy Sing Fam Rev Ser BB AMT	6.25%	3/1/2012	AA	370	373,145
New Orleans LA Fin Auth Mtg Rev Ser B-2 AMT(12)	6.00%	12/1/2018	Aaa	185	187,631
OK Hsg Fin Agy Sing Fam Mtg Ser B-1(12)	5.30%	9/1/2026	Aaa	55	56,499
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Ser D-1(12)	Zero Coupon	3/1/2029	Aaa	2,275	703,203
OK Hsg Fin Agy Sing Fam Rev Mtg Hmownr Ser B-1	Zero Coupon	3/1/2029	Aaa	1,180	355,805
OK Hsg Fin Agy Sing Fam Rev Mtg Hmownr Ser D-2 AMT(12)	Zero Coupon	9/1/2030	Aaa	1,025	232,634
Prince Georges Cnty MD Hsg Sing Fam Ser A AMT(6)(12)	6.15%	8/1/2019	AAA	5	5,199
VT Hsg Fin Agy Sing Fam Hsg Ser 16-A AMT(10)	5.50%	11/1/2021	AAA	1,925	1,954,010
WV St Hsg Dev Fd Hsg Fin Ser B AMT	5.25%	11/1/2018	AAA	2,345	2,414,693
Total					24,164,230
Industrial 5.08%
Allegheny Cnty PA Indl Dev Auth Lease Rev Residential Research Inc Pj	5.10%	9/1/2026	BBB-(d)	1,000	1,017,080
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BBB-	750	776,820
Clark Cnty NV Indl Dev Rev Ser C AMT(2)	5.95%	12/1/2038	AAA	3,320	3,611,164
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Rev Sr Maxon Atlantic Station A AMT	5.125%#	3/1/2026	BBB	500	508,380
Georgetown Cnty SC Envr Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2030	BBB	3,000	3,022,800
Jacksonville FL Swr & Solid Wst Disp Fac Rev Anheuser AMT	5.875%	2/1/2036	A+	500	508,190
Liberty NY Dev Corp Rev ROLS RRII R585 RIBs	6.656%	10/1/2035	Aa3	7,490	9,618,583
NJ Econ Dev Auth Rev Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	2,325	2,830,827

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
RI St Econ Dev Providence Place Mall(15)	6.125%	7/1/2020	AA	$550	$606,722
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2030	BBB	1,500	1,511,400
Texas City TX Indl Dev Corp Marine Term Rev Arco Pipe Line	7.375%	10/1/2020	AA+	650	856,889
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	4,150	4,213,287
Total					29,082,142
Lease 4.53%
AZ St Ser A COP(14)	5.00%	11/1/2020	AAA	200	210,308
Bemidji MN Lease Rev MN St Bureau Criminal Appreh(14)	5.75%	12/1/2018	Aaa	555	580,358
Bemidji MN Lease Rev MN St Bureau Criminal Appreh(14)	5.75%	12/1/2019	Aaa	315	329,392
Charlotte NC Govt Fac Pj Ser G COP	5.375%	6/1/2026	AA+	2,250	2,416,905
District Columbia COP(9)	5.00%	1/1/2020	AAA	2,000	2,138,780
Grand Rapids MI Pub Sch(14)	5.00%	11/1/2021	AAA	250	263,220
Henrico Cnty VA Econ Dev Auth Pub Fac Lease Rev Jail Pj	6.125%	11/1/2019	AA+	1,000	1,092,000
Lancaster Edl Assistance Sch Dist Lancaster Cnty Pj	5.00%	12/1/2029	BBB+	1,750	1,787,503
McClain Cnty OK Econ Dev Auth Edl Facs Lease Rev New Castle Pub Sch Pj	5.00%	9/1/2012	BBB+	500	522,050
McClain Cnty OK Econ Dev Auth Edl Facs Lease Rev New Castle Pub Schs Pj	5.00%	9/1/2013	BBB+	895	937,512
Miami-Dade Cnty FL Sch Bd Ser C COP(2)	5.00%	10/1/2021	AAA	4,900	5,372,948
Murray City UT Muni Bldg Auth Lease Rev Ser A(2)	5.30%	12/1/2021	Aaa	2,925	3,111,703
NY New York City Indl Dev Agy Rev Yankee Stadium Pilot(14)	4.75%	3/1/2046	AAA	5,000	5,070,900
Spartanburg Cnty SC Sch Dist McCarthy Teszler Pj(16)	5.00%	3/1/2022	AAA	1,000	1,044,530
St. Paul MN Port Auth Lease Rev Office Bldg	5.00%	12/1/2022	AA+	1,000	1,049,050
Total					25,927,159
Miscellaneous 6.59%
AZ Tourism & Sports Auth Tax Multipurpose Stadium Fac Ser A(14)	5.00%	7/1/2031	Aaa	670	698,348

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
George L Smith II GA World Congress Ctr Auth Rev AMT(14)	5.75%	7/1/2015	AAA	$1,500	$1,603,215
George L Smith II GA World Congress Ctr Rev AMT(14)	5.50%	7/1/2020	AAA	700	735,658
LA Loc Govt Env Fac Pkg Fac Garage Pj Ser A(2)	5.375%	10/1/2026	AAA	1,500	1,591,785
Larimer Cnty CO Sales & Use Tax Rev Fairgrounds & Events(14)	5.00%	12/15/2019	AAA	750	793,718
Mashantucket Western Pequot Tribe CT 2006 Tr Ser A Sub Spl Rev Bd†	5.50%	9/1/2036	Baa3	1,000	1,051,410
MA St Wtr Pollutn Abatement Tr PA 1221 RIBs RITES	6.535%	8/1/2011	AAA(d)	4,500	5,148,990
Memphis-Shelby Cnty TN Sports Memphis Arena Pj(2)	5.25%	11/1/2023	AAA	1,765	1,892,733
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A RIBs(9)	3.676%	4/1/2014	AAA	3,300	3,297,591
New York Convention Ctr Dev Hotel Unit Fee Secd(2)	5.00%	11/15/2025	AAA	2,375	2,528,639
Omaha Convention Hotel Corp PA 1078 RIBs RITES(2)	6.265%	4/1/2010	AAA(c)	5,000	5,479,400
Portland OR Urb Ren & Redev Downtown Wtrfront Ser A(2)	5.50%	6/15/2020	Aaa	650	693,166
Portland OR Urb Ren & Redev Downtown Wtrfront Ser A(2)	5.75%	6/15/2019	Aaa	1,500	1,617,810
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.25%	7/1/2033	BBB	5,000	5,286,000
Univ FL Res Fndtn Inc Cap Impt Rev(2)	5.125%	9/1/2033	Aaa	4,000	4,121,120
Westminster CO Sales & Use Tax Rev(2)	5.25%	12/1/2022	AAA	1,090	1,170,431
Total					37,710,014
Power 2.50%
Grant Cnty WA Pub Util Dist No 2 Pwr Rap Hydro 2nd Ser B AMT(14)	5.375%	1/1/2018	AAA	300	314,856
Los Angeles CA Wtr & Pwr Rev Pwr Sys Ser A-A1(10)	5.25%	7/1/2020	AAA	2,600	2,770,144
MA St Dev Fin Agy Solid Wst Disp Rev Dominion Energy Brayton Point AMT	5.00%#	2/1/2036	BBB	2,200	2,281,180
Sacramento CA Muni Util Dist Ser T(9)	5.00%	5/15/2030	AAA	5,000	5,258,150

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
SC St Pub Svc(10)	5.25%	1/1/2019	AAA	$950	$1,025,003
TN Energy Acq Corp Gas Rev Ser A	5.00%	9/1/2013	Aa3	2,500	2,669,725
Total					14,319,058
Pre-Refunded 20.80%
Akron OH Impt	5.80%	11/1/2020	AA-	575	628,877
Athens OH City Sch Dist Fac Constr & Impt(10)	6.00%	12/1/2024	AAA	500	551,465
Baltimore MD Rev Wtr Pj Ser A(10)	6.00%	7/1/2018	AAA	285	309,661
Baltimore MD Rev Wtr Pj Ser A(10)	6.00%	7/1/2020	AAA	275	298,796
Boise City ID Lease Rev Urban Renewal ADA Cnty Courts(2)	6.25%	8/15/2019	AAA	7,385	7,996,109
Brighton Twp MI Sntn Sew Drainage Dist(10)	5.25%	10/1/2018	AAA	1,615	1,681,086
Broad River NC Wtr Auth Wtr Sys Rev(14)	5.375%	6/1/2026	Aaa	400	428,476
Canton OH Sch Dist Var Purp Ser A(14)	5.625%	12/1/2023	AAA	2,900	3,131,739
Chisholm Creek Util Auth KS Bel Aire & Park City KS Pj(14)	5.25%	9/1/2020	Aaa	320	348,045
CO Hlth Fac Auth Rev PorterCare Adventis Hlth	6.625%	11/15/2026	A2	2,000	2,295,840
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM(14)	Zero Coupon	8/1/2015	AAA	1,000	580,500
Culpeper Cnty VA Sch(10)	6.00%	1/15/2021	AAA	690	748,243
Dallas TX	5.75%	2/15/2020	AA+	1,615	1,722,947
DE Transn Auth Transn Sys Rev Sr	6.00%	7/1/2020	AA+	6,215	6,746,010
Detroit MI Wtr Supply Sys Sr Lien Ser A(9)	5.75%	7/1/2028	AAA	1,500	1,651,305
Fayette Cnty GA Pub Fac Auth Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	3,500	3,823,610
Georgetown Cnty SC Sch Dist(10)	5.25%	3/1/2020	AAA	2,485	2,649,631
Greenville Cnty SC Sch Dist Installment Purp Rev BEST	5.50%	12/1/2028	AA-	5,500	6,103,570
Harris Cnty TX Hlth Facs Dev Corp Hosp Rev Mem Hermann Hlthcare Ser A	6.375%	6/1/2029	A+	2,500	2,811,525
Highlands Cnty FL Hlth Fac Auth Rev Hosp Adventist/Sunbelt Ser A	6.00%	11/15/2031	A2	2,755	3,082,790
IA Fin Auth Rev ETM	5.25%	8/15/2021	Aa2	235	239,991

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006
Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Jackson OH Hosp Fac Rev Cons Hlth Sys Jackson Hosp(15)	6.125%	10/1/2023	AA	$680	$736,005
Lake Orion MI Cmnty Sch Dist Ser B	5.25%	5/1/2025	AA	4,900	5,170,480
Lane Cnty OR Sch Dist No 052	5.625%	6/15/2020	Aa3	800	857,280
Lauderdale Cnty & Florence AL Hlthcare Auth Rev(14)	5.75%	7/1/2019	AAA	2,000	2,075,620
Linn Cnty OR Sch Dist No 55(10)	5.50%	6/15/2025	AAA	1,935	2,095,953
Linn Cnty OR Sch Dist No 55 Sweet Home(10)	5.50%	6/15/2020	AAA	1,000	1,083,180
Linn Cnty OR Sch Dist No 55 Unrefunded Bal(10)	5.50%	6/15/2025	AAA	310	335,786
MD St Hlth & Higher Edl Facs Auth Rev North Arundel Hosp	6.50%	7/1/2026	A3	1,000	1,110,840
MD St Hlth & Higher Edl Facs Catholic Hlth Initiative Ser A ETM	6.00%	12/1/2024	AA	100	107,638
MD St Hlth & Higher Edl Facs Univ MD Med Sys	6.75%	7/1/2030	A3	1,950	2,179,417
Mesa AZ Indl Dev Auth Discovery Hlth Sys Ser A(14)	5.75%	1/1/2025	AAA	750	805,792
New York NY Ser A	6.00%	5/15/2030	AA-	2,155	2,352,247
NJ St Transn Tr Fd Auth Transn Sys Ser B	6.00%	6/15/2019	AAA	2,550	2,765,449
NM St Hosp Equip Ln Council Presbyterian Hlthcare Ser A	5.50%	8/1/2025	AA-	2,000	2,178,100
North Providence RI Ser A(14)	6.125%	7/1/2016	AAA	1,410	1,464,581
Orange Cnty FL Hlth Facs Auth Rev Hosp Orlando Regl Hlthcare	5.75%	12/1/2027	A	1,000	1,115,420
Paragould AR Wtr Swr & Elec Rev(2)	5.65%	12/1/2025	AAA	615	664,735
Paw Paw MI Pub Sch Dist Sch Bldg & Site	6.00%	5/1/2030	AA	550	595,045
Philadelphia PA Sch Dist Ser A(10)	5.75%	2/1/2030	AAA	1,200	1,304,412
Phoenix AZ Civic Impt Corp(9)	6.00%	7/1/2024	AAA	2,400	2,626,104
Providence RI Redev Agy Rev Pub Safety & Muni Bldgs Ser A(2)	5.75%	4/1/2029	Aaa	415	447,125
RI St Econ Dev Corp Arpt Rev Ser B(9)	6.00%	7/1/2020	AAA	1,210	1,316,879
RI St Econ Dev Corp Arpt Rev Ser B(9)	6.00%	7/1/2028	AAA	1,200	1,301,616
RI St Hlth & Edl Bldg Corp Rev Hosp Fin Lifespan Oblig Grp	6.50%	8/15/2032	A-	1,000	1,149,740

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
SC Jobs Econ Dev Auth Hosp Facs Rev Palmetto Hlth C	6.375%	8/1/2034	BBB+	$1,780	$2,062,433
SC Jobs Economic Hosp Fac Rev	7.375%	12/15/2021	BBB+	2,000	2,318,300
South Washington Cnty MN Indpt Sch Dist No 833 Ser A(14)	5.50%	2/1/2018	AAA	5,065	5,363,784
South Washington Cnty MN Indpt Sch Dist No 833 Ser A(14)	5.50%	2/1/2019	AAA	2,990	3,166,380
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	NR	1,250	1,428,513
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	BBB(d)	750	857,107
Sunman Dearborn IN Inter Sch Bldg Corp First Mtg(9)	5.00%	1/15/2021	AAA	1,105	1,179,278
Teays Vly OH Loc Sch Dist Sch Facs Constr & Impt(9)	5.375%	12/1/2020	Aaa	500	535,165
TN St Sch Bd Auth Higher Edl Facs Ser A	5.625%	5/1/2030	AA-	150	160,412
Univ Central AR Rev Hsg Sys(10)	6.50%	1/1/2031	AAA	2,425	2,647,736
Univ MA Bldg Auth Facs Rev Sen Comwlth Ser 4-A(14)	5.125%	11/1/2034	AAA	5,000	5,507,950
VA St Pub Bldg Auth Pub Fac Rev Ser A	5.75%	8/1/2020	AA+	600	645,900
West Vly City UT Muni Bldg Auth Lease Rev Ref Ser A(2)	5.50%	8/1/2027	AAA	1,000	1,099,540
White Hsg Util Dist TN Robertson/Sumner Cntys Wtr/Swr(10)	6.00%	1/1/2026	Aaa	1,090	1,171,369
Whitehall MI Dist Sch	5.50%	5/1/2019	AA	1,400	1,521,660
WV St Road(14)	5.75%	6/1/2025	AAA	1,800	1,951,110
WV Wtr Dev Auth Infra Rev Ser A(2)	5.50%	10/1/2023	AAA	900	1,010,691
WV Wtr Dev Auth Infra Rev Ser A(10)	5.625%	10/1/2026	AAA	1,555	1,674,704
Wyandotte Cnty KS Sch Dist No 204 Bonner Springs Ser A(10)	5.60%	9/1/2020	Aaa	620	666,215
York Cnty VA Swr Rev	5.875%	6/1/2024	Aa3	330	352,549
Total					118,990,456
Resource Recovery 0.55%
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%#	5/1/2028	BBB	1,825	1,905,683

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	$1,245	$1,246,768
Total					3,152,451
Sales Tax 1.33%
Los Angeles Cnty CA Met Trans Auth Sales Tax Rev Ref Prop C 2nd Sr Ser A(e)(10)	4.50%	7/1/2030	AAA	7,565	7,594,201
Special Tax 1.10%
Ernest N Morial New Orleans LA Exhibit Hall Auth Spl Tax RIBs	6.606%	7/15/2028	AAA	5,000	5,504,900
Salida CA Area Pub Facs Fing Agy Cmnty Facs Dist Spl Tax 1988-1(10)	5.25%	9/1/2028	AAA	355	367,180
San Juan Cnty NM Tax/Motor Ref & Impt(13)(14)	5.25%	5/15/2022	AAA	390	419,032
Total					6,291,112
Toll Roads 1.29%
NJ St Tpk Auth Rev Rols RR II R 323 RIBs(2)	6.139%	1/1/2035	Aaa	7,000	7,386,540
Transportation 5.70%
Alliance Arpt Auth Inc TX Spl Facs Rev Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	2,220	2,252,057
Billings MT Arpt Rev AMT(14)	6.10%	7/1/2016	AAA	190	206,515
Billings MT Arpt Rev AMT(14)	6.20%	7/1/2020	AAA	2,775	3,021,697
HI St Hbr Sys Rev Ser A AMT(10)	5.00%	1/1/2031	AAA	2,000	2,073,260
HI St Hbr Sys Rev Ser A AMT(10)	5.25%	1/1/2027	AAA	4,000	4,268,160
Houston TX Arpt Sys Rev Sub Lien Ser A AMT(9)	5.50%	7/1/2012	AAA	1,610	1,731,748
Muni Secs Trust Ctfs Ser 7006 Tr Ctf Cl B RIBs(2)	6.595%	1/1/2031	Aaa	6,250	6,969,000
NY New York City Indl Dev Agy Terminal One Group Assn Pj AMT	5.50%#	1/1/2024	A3	4,750	5,131,662
PA St Tpk Commn Tpk Rev Ser A(2)	5.25%	12/1/2032	AAA	5,000	5,416,650
Port Kalama WA Rev Ser B AMT	5.625%	12/1/2015	A3	1,025	1,027,532
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT(10)	6.125%	1/1/2027	AAA	495	515,221
Total					32,613,502

See Notes to Financial Statements.

Schedule of Investments (concluded)

NATIONAL TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer 6.53%
Chisholm Creek Util Auth KS Bel Aire & Park City KS Pj(14)	5.25%	9/1/2021	Aaa	$1,025	$1,098,472
Fort Lauderdale FL Wtr & Swr Rev(e)(14)	4.50%	9/1/2035	AAA	3,000	2,966,370
Gainesville GA Wtr & Sew Rev(10)	5.375%	11/15/2020	AAA	2,900	3,117,326
Gautier MI Util Dist Util Sys Rev(9)	5.125%	3/1/2019	Aaa	425	449,727
Grand Forks ND Wtr Rev Ser D(14)	5.375%	9/1/2020	Aaa	1,150	1,216,447
Iowa City IA Swr Rev(10)	5.375%	7/1/2020	Aaa	620	647,956
KS St Dev Fin Auth Rev Pub Wtr Supply Revolving Ln 2	4.75%	4/1/2018	Aa1	1,180	1,196,107
Midlothian TX Wtr Dist(10)	Zero Coupon	9/1/2022	AAA	2,000	965,600
NY New York City Muni Wtr Fin	5.125%	6/15/2031	AA+	5,000	5,229,150
OR St Bd Bk Rev OR Econ Cmnty Dev Dept Ser A(14)	5.50%	1/1/2017	AAA	570	594,048
Raleigh NC Comb Entrprse	5.00%	3/1/2031	AAA	11,980	12,584,271
Rockingham NC COP(2)	5.00%	4/1/2020	AAA	1,205	1,279,698
SD Conservancy Dist(2)	5.00%	8/1/2022	Aaa	2,700	2,817,261
SD Conservancy Dist Rev Clean Wtr St Revolving Fd(2)	5.00%	8/1/2022	Aaa	500	519,715
UT Wtr Fin Agy Rev Pooled Ln Fin Pg(2)	5.125%	7/1/2023	Aaa	1,000	1,055,040
WV St Wtr Dev Auth Rev Loan Pg III Ser A AMT(2)	6.25%	7/1/2030	AAA	1,470	1,601,800
Total					37,338,988
Total Municipal Bonds (cost $533,570,120)					568,473,568
				Shares (000)
SHORT-TERM INVESTMENTS 0.03%
Money Market Mutual Funds
Dreyfus Municipal Cash Management Plus				189	189,465
SSgA Tax Free Money Market Fund				6	5,698
Total Short-Term Investments (cost $195,163)					195,163
Total Investments in Securities 99.40% (cost $533,765,283)					568,668,731
Cash and Other Assets in Excess of Liabilities(g) 0.60%					3,430,307
Net Assets 100.00%					$572,099,038
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	388	Short	$(43,613,625)	$(745,352)

See Notes to Financial Statements.

Schedule of Investments

CALIFORNIA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.49%
Education 7.81%
Abag Fin Auth For Nonprofit Corp CA Rev Sch of Mech Arts	5.25%	10/1/2026	A3	$500	$524,925
CA Edl Facs Auth Rev Res Ctfs Ser 113 RIBs	6.355%	12/1/2027	AAA	2,525	2,662,309
CA Edl Facs Auth Rev Scripps College	5.25%	8/1/2021	A1	425	446,743
CA Edl Facs Auth Rev Scripps College	5.25%	8/1/2026	A1	1,145	1,201,540
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	1,021,080
CA Edl Facs Auth Rev Univ of San Diego(2)	5.00%	10/1/2028	Aaa	1,250	1,294,225
CA Infrastr & Econ Dev Bk Rev San Francisco Ballet Assoc(9)	3.79%#	7/1/2036	AAA	400	400,000
CA Muni Fin Auth Ed Rev American Heritage Ed Fndtn Pj A	5.25%	6/1/2036	BBB-	1,000	1,023,510
Los Angeles CA Unif Sch Dist Ser A(10)	5.00%	7/1/2022	AAA	1,500	1,591,425
San Rafael CA City Elem Sch(9)	4.50%	2/1/2030	AAA	520	520,042
San Ysidro CA Sch Dist Cap Apprec Election 1997 Ser D(9)	Zero Coupon	8/1/2028	AAA	1,000	373,800
Univ CA Rev Multi Purp Ser K	5.25%	9/1/2024	AA	1,545	1,603,957
Univ CA Rev Ltd Pj Ser B(10)	5.00%	5/15/2033	AAA	1,000	1,048,970
Total					13,712,526
General Obligation 20.43%
Antelope Vly CA Unif High Sch(14)	5.00%	8/1/2022	AAA	2,080	2,207,982
Barstow CA Unif Sch Dist Ser A(9)	5.00%	8/1/2026	Aaa	2,500	2,620,675
CA St	4.75%	9/1/2030	A+	1,775	1,807,252
CA St	5.10%	2/1/2034	A+	2,900	2,964,177
CA St	5.125%	6/1/2027	A+	500	518,715
CA St	5.25%	2/1/2019	A+	1,000	1,081,400
CA St Previous Veterans Ser BJ AMT	5.70%	12/1/2032	AA-	640	652,416
CA St ROLs RRII R623 RIBs(2)	6.149%	4/1/2031	Aaa	5,000	5,461,200
CA St Var Purp	5.25%	11/1/2027	A+	520	555,402
Capistrano CA Unif Sch Dist Facs Impt Dist No 001 Ser A(9)	6.00%	8/1/2024	AAA	2,500	2,733,350
Escondido CA Unif Sch Dist Ser A(10)	5.25%	8/1/2022	AAA	2,000	2,154,480

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001(9)	5.00%	8/1/2024	AAA	$1,060	$1,113,413
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001(9)	5.25%	8/1/2022	AAA	1,230	1,325,005
Montebello CA Unif Sch Dist(10)	5.00%	8/1/2020	AAA	350	370,780
Mount Pleasant CA Elem Sch Dist 1998 Election Ser C(10)	5.50%	3/1/2026	AAA	465	506,464
Oak Vly CA Hosp Dist Election 2004(9)	5.00%	7/1/2033	Aaa	500	523,760
Oxnard CA Unif High Sch Dist Ser A(14)	6.00%	2/1/2020	AAA	650	751,725
Oxnard CA Unif High Sch Dist Ser A(14)	6.20%	8/1/2030	AAA	3,000	3,459,300
Pittsburg CA Redev Agy Los Medanos Cmnty Dev Pj(2)	Zero Coupon	8/1/2026	AAA	3,500	1,442,875
Pomona CA Unif Sch Dist(14)	6.15%	8/1/2030	AAA	1,000	1,236,040
Pomona CA Unif Sch Dist Ser A(14)	6.55%	8/1/2029	AAA	1,000	1,308,350
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	BBB	995	1,040,810
Riverside CA Cmnty College Dist Unrefunded Bal Ser A(14)	5.50%	8/1/2029	AAA	15	16,572
Total					35,852,143
Healthcare 4.88%
CA Hlth Facs Fin Auth Rev CA NV Methodist	5.00%	7/1/2036	A+	1,000	1,039,020
CA Hlth Facs Fin Auth Rev Ref Cedars Sinai Med Ctr	5.00%	11/15/2034	A3	1,000	1,037,750
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser A	5.50%	8/1/2031	A+	1,300	1,386,060
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser B	5.55%	8/1/2031	A+	650	694,434
CA Infrastr & Econ Scripps Res Instl Ser A	5.75%	7/1/2030	Aa3	1,500	1,570,575
CA Statewide Cmntys Dev Auth Rev Daughters of Charity Hlth A	5.25%	7/1/2035	BBB+	1,675	1,747,611
Torrance CA Hosp Rev Torrance Memorial Med Ctr Ser A	5.50%	6/1/2031	A+	500	526,340
Torrance CA Hosp Rev Torrance Memorial Med Ctr Ser A	6.00%	6/1/2022	A+	500	553,660
Total					8,555,450
Housing 0.59%
CA Statewide Cmntys Dev Auth Ref CHF Irvine LLC UCI East	5.00%	5/15/2038	Baa3	1,000	1,029,100

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial 3.71%
Golden St Tob Securitization Corp CA Rev ROLs RRII R565 RIBs(9)	6.159%	6/1/2035	Aaa	$5,000	$5,471,600
Tob Securitization Auth Lease North CA Tob Settlmnt Rev Asset Bkd Bds Ser A 1	5.375%	6/1/2038	BBB	1,000	1,033,120
Total					6,504,720
Lease 8.29%
CA St Pub Wk Bd Lease Rev Dept Gen Svcs Teale Data(2)	5.25%	3/1/2020	AAA	1,000	1,066,220
Inglewood CA Pub Fin Auth Rev Ser A(2)	5.25%	8/1/2021	AAA	600	637,518
Palm Springs CA Fin Auth Convention Ctr Pj Ser A(14)	5.50%	11/1/2035	AAA	1,000	1,117,130
Plumas Cnty CA Cap Impt Pg Ser A COP(2)	5.25%	6/1/2023	AAA	1,365	1,482,622
Sacramento CA City Fin Auth Rev Cap Impt Ser A(2)	5.00%	12/1/2026	AAA	900	942,147
San Buenaventura CA Ser C COP(2)	5.25%	2/1/2031	AAA	2,575	2,721,131
San Francisco CA City & Cnty San Bruno Jail No 3(2)	5.25%	10/1/2033	AAA	5,000	5,236,500
Santa Ana CA Unif Sch Dist Fin Pj COP(10)	Zero Coupon	4/1/2019	AAA	2,295	1,342,323
Total					14,545,591
Miscellaneous 2.07%
CA Infrastr & Econ Bk Rev YMCA Metropolitan LA Pj(2)	5.25%	2/1/2026	AAA	2,000	2,138,900
Fontana CA Pub Fin Auth Tax North Fontana Redev Pj Ser A(2)	5.50%	9/1/2032	AAA	1,000	1,074,910
Oakland CA Jnt Pwrs Fin Auth Reassmt Rev	5.50%	9/2/2024	A-	405	427,429
Total					3,641,239
Power 2.12%
Los Angeles CA Wtr & Pwr Rev Pwr Sys Ser A(13)(14)	5.00%	7/1/2024	AAA	850	878,058
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(14)	5.00%	7/1/2032	AAA	1,500	1,575,120
Puerto Rico Elec Pwr Auth Rev Ser II(10)	5.125%	7/1/2026	AAA	500	533,350

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Shasta CA Jnt Pwrs Fin Auth Cnty Admin Bldg Pj Ser A(14)	5.25%	4/1/2023	AAA	$675	$724,815
Total					3,711,343
Pre-Refunded 17.27%
Anaheim CA Unif High Sch Dist Ser A(10)	5.00%	8/1/2025	AAA	785	846,952
Berryessa CA Unif Sch Dist Election of 1999 Ser B(10)	5.25%	8/1/2019	AAA	1,015	1,103,650
CA Edl Facs Auth Rev Pepperdine Univ	5.75%	9/15/2030	A1	2,000	2,104,960
CA Edl Facs Auth Rev Pooled College/Univ Ser C ETM	6.50%	6/1/2020	Baa3	3,000	3,316,440
CA Infrastr & Econ Dev Bk Rev Asian Museum Fndtn(14)	5.25%	6/1/2030	AAA	115	117,515
CA Refunded Bal St(9)	5.25%	9/1/2030	AAA	840	895,129
CA St Univ Fndtn Rev Monterey Bay(14)	5.30%	6/1/2022	AAA	250	269,623
CA St Univ Fndtn Rev Sacramento Auxiliary Ser A(14)	5.50%	10/1/2027	AAA	400	443,132
CA St Unrefunded Bal(9)	5.25%	9/1/2030	AAA	50	53,282
CA Statewide Cmntys Dev Auth Auxiliary Fndtn CA St Univ COP(14)	5.20%	6/1/2024	AAA	525	547,622
Centinela Vly CA Unif High Sch Election 2000 Ser D ETM(9)	5.25%	8/1/2024	AAA	1,145	1,228,184
El Monte CA City Sch Dist Ser A(10)	6.25%	5/1/2025	AAA	1,230	1,353,996
El Monte CA Wtr Auth Rev Wtr Sys Pj(2)	5.60%	9/1/2029	AAA	2,000	2,191,660
Franklin-McKinley CA Sch Dist Ser B(10)	5.00%	8/1/2027	AAA	675	735,109
Fremont CA Unif High Sch Dist Santa Clara Cnty Ser B(9)	5.25%	9/1/2025	AAA	1,000	1,065,630
Los Angeles CA Unif Sch Dist Ser D(9)	5.375%	7/1/2025	AAA	1,000	1,067,340
MSR Pub Pwr Agy CA San Juan Pj Rev Ser D ETM(14)	6.75%	7/1/2020	AAA	880	1,047,816
Pittsburg CA Unif Sch Dist Ser E(10)	6.00%	8/1/2024	AAA	1,380	1,456,121
Puerto Rico Comwlth Bal Pub Impt Ser A	5.375%	7/1/2028	AAA	505	545,784
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	818,835
Riverside CA Cmnty College Ser A(14)	5.50%	8/1/2029	AAA	1,340	1,516,116
Sacramento CA City Fin Auth Rev Cap Impt Ser A(2)	5.00%	12/1/2020	AAA	2,000	2,131,380
Santa Cruz CA City Elem Sch Dist Ser B(9)	6.00%	8/1/2029	AAA	2,500	2,717,575
Santa Cruz CA City High Sch Ser B(9)	6.00%	8/1/2029	AAA	1,000	1,087,030
Southwestern Cmnty College Dist CA(2)	5.375%	8/1/2025	AAA	1,500	1,639,275
Total					30,300,156

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery 2.42%
CA Pollutn Ctrl Fin Auth Rev Pacific Gas/Elec Ser A AMT(14)	5.35%	12/1/2016	AAA	$2,000	$2,156,360
CA Pollutn Ctrl Fin Auth Solid Wst Disp Rev Mgmt Inc Pj Ser B AMT	5.00%	7/1/2027	BBB	1,000	1,032,640
CA Pollutn Ctrl Fin Auth Solid Wst Mgmt Inc Pj Ser A2 AMT	5.40%	4/1/2025	BBB	1,000	1,064,130
Total					4,253,130
Sales Tax 3.25%
Los Angeles Cnty CA Met Trans Auth Sales Tax Rev Sr Ser A(e)(10)	4.50%	7/1/2030	AAA	2,500	2,509,650
San Francisco CA Bay Area Rapid Transn Dist Sales Tax Rev Ser A(14)	5.00%	7/1/2024	AAA	3,000	3,203,310
Total					5,712,960
Special Assessment 0.59%
CA Statewide Cmntys Dev Auth Rev John Muir Hlth Ser A	5.00%	8/15/2034	A+	1,000	1,041,040
Special Tax 10.20%
CSUCI Fin Auth Rev CA East Campus Cmnty Ser A(14)	5.25%	9/1/2026	AAA	5,500	5,805,965
Irvine CA Unif Sch Fin Auth Spl Tax Ser A(2)	5.00%	9/1/2030	AAA	1,500	1,571,310
Lafayette CA Redev Agy Tax Alloc Redev Pj(15)	5.00%	8/1/2035	AA	1,000	1,035,800
Redding CA Redev Agy Tax Alloc Shastec Redev Pj	5.00%	9/1/2029	BBB+	600	616,536
Riverside Cnty CA Redev Agy Tax Alloc Jupura Vly Pj(2)	5.25%	10/1/2035	AAA	2,000	2,130,840
RNR Sch Fin Auth CA Spl Tax Cmnty Fac Dist No 92-1 Ser A(2)	5.625%	9/1/2030	AAA	3,985	4,336,796
South Orange Cnty CA Pub Fin Auth Spl Tax Rev Ladera Ranch Ser A(2)	4.625%	8/15/2026	AAA	310	315,741
South Orange Cnty CA Pub Fin Auth Spl Tax Rev Ladera Ranch Ser A(2)	5.00%	8/15/2032	AAA	2,000	2,081,220
Total					17,894,208
Transportation 6.43%
Bay Area Govt Assn CA Rev Bart SFO Extn Arpt Premium A(2)	5.00%	8/1/2026	AAA	2,000	2,080,760
Fresno CA Arpt Rev Ser A(10)	5.50%	7/1/2030	AAA	1,500	1,601,640

See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIFORNIA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Port Oakland CA Port Rev Ser J(14)	5.50%	11/1/2026	AAA	$3,000	$3,121,440
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser G(9)	5.25%	7/1/2021	AAA	1,000	1,087,320
Puerto Rico Comwlth Hwy Transn Auth Hwy Rev Ser Y	5.00%	7/1/2036	BBB+	210	217,690
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT(10)	6.125%	1/1/2027	AAA	490	510,017
San Francisco CA City & Cnty Commn Intl Arpt Rev AMT(10)	5.75%	1/1/2014	AAA	500	523,790
San Francisco CA City & Cnty Ref Second Ser 28B(14)	5.25%	5/1/2023	AAA	2,000	2,140,260
Total					11,282,917
Water/Sewer 8.43%
Imperial CA Ref Wtr Fac COP(9)	5.00%	10/15/2020	AAA	3,250	3,441,295
Metropolitan Wtr Dist Southern CA Wtr Wks Rev Auth Ser C	5.00%	7/1/2031	AA+	2,550	2,707,361
Orange Cnty CA Santn Dist COP(9)	5.25%	2/1/2027	AAA	4,265	4,585,685
Oxnard CA Fin Auth Wstwtr Redwood Trunk Swr & Headwk A(9)	5.25%	6/1/2034	AAA	2,000	2,151,120
San Luis Opispo Cnty CA Ser A(14)	5.375%	8/1/2030	AAA	1,800	1,899,936
Total					14,785,397
Total Municipal Bonds (cost $163,800,326)					172,821,920
				Shares (000)
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus General CA Municipal Money Market Fund Class A (cost $897)				1	897
Total Investments in Securities 98.49% (cost $163,801,223)					172,822,817
Cash and Other Assets in Excess of Liabilities(g)1.51%					2,645,500
Net Assets 100.00%					$175,468,317
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	79	Short	$(8,880,094)	$(151,717)

See Notes to Financial Statements.

Schedule of Investments

CONNECTICUT TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 99.69%
Education 15.21%
CT St Higher Ed Ln Auth Rev Ref Sr Fam Ed Ln Pg Ser A AMT(14)	4.80%	11/15/2022	Aaa	$2,185	$2,270,106
CT St Hlth & Edl Facs Auth Rev Canterbury Sch Ser B(15)	5.00%	7/1/2031	AA	975	1,009,924
CT St Hlth & Edl Facs Auth Rev Canterbury Sch Ser B(15)	5.00%	7/1/2036	AA	125	128,684
CT St Hlth & Edl Facs Auth Rev CT College Ser E(14)	5.25%	7/1/2022	AAA	400	432,864
CT St Hlth & Edl Facs Auth Rev CT St Univ Sys Ser E(9)	5.00%	11/1/2033	AAA	750	780,630
CT St Hlth & Edl Facs Auth Rev Gunnery Sch(15)	5.35%	7/1/2031	AA	695	735,421
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser F(2)	4.00%	7/1/2022	Aaa	320	318,502
CT St Hlth & Edl Facs Auth Rev Norwich Free Academy Ser A(2)	5.00%	7/1/2034	AAA	1,250	1,312,900
CT St Hlth & Edl Facs Auth Rev Suffield Academy Ser A(14)	5.40%	7/1/2027	AAA	1,350	1,395,671
CT St Hlth & Edl Facs Auth Rev Trinity College Ser G(2)	5.00%	7/1/2021	AAA	1,000	1,053,690
CT St Hlth & Edl Facs Auth Rev Trinity College Ser H(14)	4.75%	7/1/2023	AAA	1,030	1,071,890
CT St Hlth & Edl Facs Auth Rev Univ CT Fndtn Ser A	5.375%	7/1/2029	Aa3	215	224,122
CT St Hlth & Edl Facs Auth Rev Univ Hartford Ser E(15)	5.25%	7/1/2032	AA	2,900	3,071,999
CT St Hlth & Edl Facs Auth Rev Unrefunded Bal Sacrd Hrt Ser C	6.50%	7/1/2016	BBB-	275	281,760
CT St Hlth & Edl Facs Auth Rev Yale Univ Ser Y-2	3.75%#	7/1/2035	AAA	600	600,000
Total					14,688,163
General Obligation 17.73%
Bridgeport CT Ser C(9)	4.75%	8/15/2021	AAA	1,000	1,028,800
Montville CT	6.70%	6/15/2009	Aa3	550	593,560
Montville CT	6.70%	6/15/2010	Aa3	575	635,939
Muni Secs Trust Ctfs Ser 2006-7008 Cl B RIBs	5.80%	5/1/2025	Aa3	5,000	5,596,850
New Haven CT Unrefunded Bal(14)	5.00%	2/1/2017	AAA	1,475	1,603,531

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
New Haven CT Unrefunded Bal Ser A(2)	5.00%	11/1/2021	AAA	$970	$1,028,947
New Haven CT Unrefunded Bal Ser B(9)	5.00%	11/1/2019	AAA	560	599,956
Puerto Rico Comwlth Bal Pub Impt	Zero Coupon	7/1/2018	BBB	2,035	1,217,948
Puerto Rico Comwlth Unrefunded Bal Pub Impt(10)	5.125%	7/1/2030	AAA	945	992,524
Redding CT	6.60%	4/15/2010	Aa1	100	110,280
Waterbury CT Ser A(10)	5.00%	4/1/2019	AAA	1,250	1,320,537
Waterbury CT Ser A(10)	5.125%	4/1/2022	AAA	2,250	2,388,487
Total					17,117,359
Healthcare 10.02%
CT St Dev Auth Rev Duncaster Inc Pj(15)	5.125%	8/1/2022	AA	235	247,960
CT St Hlth & Edl Eastern CT Hlth Network C(15)	5.125%	7/1/2030	AA	500	521,975
CT St Hlth & Edl Facs Auth Rev Bridgeport Hosp Ser A(14)	6.625%	7/1/2018	AAA	1,250	1,251,487
CT St Hlth & Edl Facs Auth Rev Bristol Hosp Ser B(15)	5.50%	7/1/2021	AA	1,000	1,090,080
CT St Hlth & Edl Facs Auth Rev Catholic Hlth East Ser F(14)	5.625%	11/15/2020	AAA	325	345,534
CT St Hlth & Edl Facs Auth Rev Child Care Fac Pg Ser C(2)	5.625%	7/1/2029	AAA	1,000	1,064,800
CT St Hlth & Edl Facs Auth Rev CT College Ser E(14)	5.00%	7/1/2032	AAA	1,050	1,105,734
CT St Hlth & Edl Facs Auth Rev Griffin Hosp Ser B(15)	5.00%	7/1/2023	Aa3	500	525,990
CT St Hlth & Edl Facs Auth Rev Kent Sch Ser D(14)	4.375%	7/1/2023	Aaa	200	202,684
CT St Hlth & Edl Facs Auth Rev St Francis Hosp & Med(15)	5.00%	7/1/2022	AA	1,000	1,049,480
CT St Hlth & Edl Facs Auth Rev Waterbury Hosp Issue Ser C(15)	5.75%	7/1/2029	AA	650	684,352
CT St Hlth & Edl Facs Auth Rev William W Backus Hosp Ser G(10)	5.00%	7/1/2035	AAA	1,000	1,051,980
CT St Hlth & Edl Facs Auth Rev Yale New Haven Hosp Ser J-1(2)	5.00%	7/1/2031	AAA	500	531,680
Total					9,673,736

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing 5.28%
CT St Hsg Fin Auth Hsg Mtg Fin Pg Sub Ser A-1 AMT	4.875%	11/15/2036	AAA	$2,000	$2,034,520
CT St Hsg Fin Auth Hsg Mtg Fin Ser F AMT(e)(2)	4.90%	11/15/2035	AAA	1,000	1,011,910
CT St Hsg Fin Auth Mtg Fin Sub Ser D-2 AMT	4.85%	11/15/2036	AAA	1,500	1,515,975
CT St Hsg Fin Auth Spl Oblig Grp Home Mtg(2)	5.85%	6/15/2030	AAA	500	529,605
Total					5,092,010
Industrial 1.20%
Childrens Tr Fd Puerto Rico Tob Settlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	635	658,190
CT St Dev Auth Govt Lease Rev(14)	6.60%	6/15/2014	AAA	500	500,510
Total					1,158,700
Miscellaneous 1.08%
Puerto Rico Pub Bldgs Auth Rev Unrefunded Bal Govt Facs Ser D GTD	5.25%	7/1/2036	BBB	1,000	1,043,680
Power 7.06%
Puerto Rico Elec Pwr Auth Pwr Rev Ser HH(10)	5.25%	7/1/2029	AAA	1,000	1,061,280
Puerto Rico Elec Pwr Auth Pwr Rev Ser II(10)	5.125%	7/1/2026	AAA	2,925	3,120,098
Puerto Rico Elec Pwr Auth Pwr Rev Ser II	5.25%	7/1/2031	A3	1,000	1,055,020
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(14)	5.00%	7/1/2032	AAA	1,500	1,575,120
Total					6,811,518
Pre-Refunded 27.36%
Bridgeport CT Ser C(9)	5.00%	8/15/2020	AAA	500	531,875
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I(14)	5.25%	7/1/2019	AAA	600	632,322
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I(14)	5.50%	7/1/2029	AAA	1,235	1,309,532
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser D	5.25%	7/1/2031	A2	2,750	2,967,992
CT St Hlth & Edl Facs Auth Rev Miss Porters Sch Ser A	5.75%	7/1/2029	A+	3,200	3,409,504

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
CT St Ser A	5.625%	4/15/2020	Aa3	$1,000	$1,075,720
CT St Ser A	6.00%	4/15/2015	AA	1,000	1,088,050
CT St Ser B	5.60%	6/15/2020	Aa3	250	267,240
CT St Ser D	5.125%	11/15/2018	Aa3	1,500	1,605,195
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	1,000	1,149,720
New Haven CT Ser A(2)	5.00%	11/1/2021	AAA	30	31,681
New Haven CT Ser C ETM(14)	5.00%	11/1/2021	AAA	10	11,184
Puerto Rico Comwlth	6.00%	7/1/2026	AAA	1,000	1,033,300
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,000	1,088,090
Puerto Rico Comwlth Pub Impt(10)	5.125%	7/1/2030	AAA	1,505	1,610,245
Puerto Rico Comwlth Pub Impt Ser A	5.00%	7/1/2027	AAA	670	720,384
Puerto Rico Comwlth Pub Impt Ser A(9)	5.00%	7/1/2032	AAA	4,285	4,607,232
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	818,835
Stamford CT Parking Garage	5.25%	2/1/2023	AAA	155	170,701
Univ CT Rev Student Fee Ser A(9)	5.75%	11/15/2020	AAA	205	223,969
Univ CT Rev Student Fee Ser A	6.00%	11/15/2021	AA-	390	429,788
Univ CT Rev Student Fee Ser A(9)	6.00%	11/15/2025	AAA	500	551,010
Univ CT Ser A(9)	5.625%	3/1/2020	AAA	1,000	1,075,230
Total					26,408,799
Resource Recovery 1.36%
Naugatuck CT Incineration Facs Pj Ser A AMT COP(2)	5.00%	6/15/2022	Aaa	250	260,928
Stamford CT Wtr Pollutn Ctrl Sys & Fac Rev Ser A	5.00%	11/15/2032	AA+	1,000	1,050,600
Total					1,311,528
Transportation 5.25%
CT St Spl Tax Oblig Rev PA 1039 R-A RIBs RITES(10)	6.785%	1/1/2010	AAA	500	591,820
CT St Spl Tax Oblig Rev PA 1039 R-B RIBs RITES(10)	6.785%	1/1/2010	AAA	785	925,751
CT St Spl Tax Oblig Rev PA 1039 R-C RIBs(10)	6.035%	7/1/2017	AAA	2,250	2,504,565
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser D(10)	5.00%	7/1/2032	AAA	1,000	1,044,010
Total					5,066,146

See Notes to Financial Statements.

Schedule of Investments (concluded)

CONNECTICUT TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer 8.14%
CT St Dev Auth Wtr Fac Rev Bridgeport AMT TCRS(2)	6.15%	4/1/2035	AAA	$500	$515,160
CT St Revolving Fd Ser A	5.00%	7/1/2021	AAA	1,350	1,461,348
CT St Revolving Fd Ser A	5.00%	7/1/2022	AAA	2,000	2,159,940
South Central CT Regl Wtr Auth Sys Rev 16th Ser(2)	5.375%	8/1/2025	AAA	1,000	1,069,720
South Central CT Regl Wtr Auth Sys Rev 16th Ser(2)	5.375%	8/1/2030	AAA	1,000	1,070,090
South Central CT Regl Wtr Auth Sys Rev 20th Ser(14)	5.00%	8/1/2035	AAA	1,500	1,581,975
Total					7,858,233
Total Municipal Bonds (cost $90,899,339)					96,229,872
				Shares (000)
SHORT-TERM INVESTMENT 0.05%
Money Market Mutual Fund
Dreyfus CT Municipal Cash Management (cost $43,736)				44	43,736
Total Investments in Securities 99.74% (cost $90,943,075)					96,273,608
Cash and Other Assets in Excess of Liabilities(g) 0.26%					256,136
Net Assets 100.00%					$96,529,744
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	71	Short	$(7,980,844)	$(136,349)

See Notes to Financial Statements.

Schedule of Investments

HAWAII TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.77%
Education 9.23%
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu(15)	4.75%	1/1/2036	AA	$1,505	$1,516,107
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu(15)	5.00%	1/1/2026	AA	100	104,896
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute(15)	4.625%	1/1/2036	AA	500	501,275
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute(15)	5.00%	1/1/2026	AA	1,000	1,060,690
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj(2)	5.65%	10/1/2016	AAA	1,000	1,005,940
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj(2)	5.70%	10/1/2025	AAA	380	382,268
Univ HI Univ Sys Rev(9)	5.125%	7/15/2032	AAA	1,100	1,154,549
Univ HI Univ Sys Rev Ser A(9)	5.50%	7/15/2029	AAA	2,500	2,703,725
Total					8,429,450
General Obligation 29.24%
HI Cnty HI Ser A(10)	5.00%	7/15/2023	AAA	1,000	1,053,960
HI Cnty HI Ser A(14)	5.00%	7/15/2024	AAA	1,000	1,058,690
HI Cnty HI Ser A(14)	5.25%	7/15/2023	AAA	595	646,343
HI Cnty HI Ser A(9)	5.50%	7/15/2017	AAA	1,045	1,125,716
HI Cnty HI Ser A(9)	5.60%	5/1/2013	AAA	1,780	1,980,125
HI Cnty HI Ser A(10)	5.625%	5/15/2019	AAA	545	577,237
HI St Ser BZ	6.00%	10/1/2010	Aa2	500	544,245
HI St Ser BZ	6.00%	10/1/2012	Aa2	500	562,435
HI St Ser CA(9)	8.00%	1/1/2013	AAA	2,000	2,467,700
HI St Ser CZ(10)	5.25%	7/1/2018	AAA	1,000	1,071,980
HI St Ser DE(14)	5.00%	10/1/2024	AAA	1,000	1,060,100
HI St Ser DI(10)	5.00%	3/1/2025	AAA	1,000	1,067,220
HI St Unrefunded Bal Ser CP(9)	5.00%	10/1/2016	AAA	260	266,050
Honolulu HI City & Cnty Ser B(14)	5.00%	7/1/2018	AAA	1,000	1,081,530
Honolulu HI City & Cnty Ser D(14)	5.00%	7/1/2023	AAA	2,000	2,134,020
Honolulu HI City & Cnty Ser F(9)	5.00%	7/1/2029	AAA	1,000	1,057,210
Kauai Cnty HI Ser A(9)	5.00%	8/1/2026	AAA	250	265,555
Kauai Cnty HI Ser A(9)	5.00%	8/1/2028	AAA	1,000	1,059,190
Kauai Cnty HI Ser A(9)	5.00%	8/1/2029	AAA	1,000	1,057,670
Kauai Cnty HI Ser A(14)	5.50%	8/1/2021	AAA	1,630	1,751,011

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Maui Cnty HI(14)	5.00%	3/1/2025	AAA	$1,000	$1,061,240
Maui Cnty HI Ser A(14)	5.00%	7/1/2018	AAA	1,150	1,253,592
Maui Cnty HI Ser A(14)	5.00%	7/1/2023	AAA	1,040	1,117,085
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.375%	7/1/2028	BBB	1,330	1,391,233
Total					26,711,137
Healthcare 0.16%
Puerto Rico Indl Tourist Edl Mutuo Oblig Grp Ser A(14)	6.25%	7/1/2024	AAA	150	150,913
Housing 2.08%
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B(8)	5.30%	7/1/2028	AAA	850	875,466
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B(8)	5.45%	7/1/2017	AAA	1,000	1,027,150
Total					1,902,616
Industrial 0.77%
Childrens Tr Fd Puerto Rico Tob Settlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	675	699,651
Miscellaneous 7.27%
HI St Cap Dist Kapolei St Office Ser A COP(2)	5.00%	5/1/2018	AAA	475	492,290
HI St Cap Dist St Office COP(14)	5.50%	5/1/2020	AAA	500	530,035
Honolulu HI City & Cnty Wst Wtr Sys Rev Rols RR II R 570 RIBs(9)	6.139%	7/1/2035	Aaa	5,040	5,615,316
Total					6,637,641
Power 2.89%
HI St Dept Bdgt & Fin Spl Purp Rev Elec Co & Subsidiaries Ser A AMT(9)	4.80%	1/1/2025	AAA	1,000	1,016,270
Muni Secs Trust Ctfs Ser 2000 107 Cl A(10)†	3.72%#	5/19/2009	AAA	200	200,000
Puerto Rico Elec Pwr Auth Rev Ser II(10)	5.125%	7/1/2026	AAA	1,330	1,418,711
Total					2,634,981
Pre-Refunded 25.48%
HI St Dept Bdgt & Fin Spl Purp Rev Kaiser Permanente Ser A	5.15%	3/1/2015	AAA	1,250	1,299,862

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
HI St Dept Bdgt & Fin Spl Purp Rev The Queens Hlth Sys Ser B(14)	5.25%	7/1/2023	AAA	$1,000	$1,048,270
HI St Hwy Rev(10)	5.50%	7/1/2020	AAA	1,100	1,174,866
HI St Ser CP(9)	5.00%	10/1/2016	AAA	640	655,648
HI St Ser CT(10)	5.875%	9/1/2019	AAA	1,175	1,261,433
HI St Ser CU(14)	5.25%	10/1/2020	AAA	1,700	1,807,321
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev(10)	5.25%	7/1/2031	AAA	100	107,308
Honolulu HI City & Cnty Ser A(14)	5.00%	11/1/2015	AAA	405	411,472
Honolulu HI City & Cnty Ser A(10)	5.125%	9/1/2021	AAA	600	641,928
Honolulu HI City & Cnty Ser A(9)	5.50%	9/1/2016	AAA	555	575,402
Honolulu HI City & Cnty Ser B(9)	5.00%	11/1/2016	AAA	500	512,810
Honolulu HI City & Cnty Wtr ETM TCRS(9)	6.00%	12/1/2015	AAA	1,000	1,177,230
Kauai Cnty HI(9)	6.125%	8/1/2024	AAA	580	633,163
Kauai Cnty HI Pub Impt Ser B(14)	5.25%	8/1/2017	AAA	95	97,282
Kauai Cnty HI Ser A(14)	5.50%	8/1/2021	AAA	865	938,750
Maui Cnty HI Ser A(14)	5.00%	3/1/2022	AAA	750	801,540
Maui Cnty HI Ser A(9)	6.10%	3/1/2020	AAA	500	545,175
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	1,250	1,437,150
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,000	1,088,090
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	1,000	1,113,860
Puerto Rico Comwlth Infra Fin Auth Spl Ser A	5.375%	10/1/2024	AAA	300	322,815
Puerto Rico Comwlth Infra Fin Auth Spl Ser A	5.50%	10/1/2032	AAA	200	215,746
Puerto Rico Comwlth Pub Impt Ser A	5.00%	7/1/2027	AAA	500	537,600
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	670	724,109
Puerto Rico Comwlth Pub Impt Ser A	6.00%	7/1/2026	AAA	1,000	1,033,300
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.75%	8/1/2030	Aaa	500	503,690
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser B GTD(2)	5.00%	7/1/2027	AAA	1,000	1,026,050
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs Ser D GTD	5.25%	7/1/2036	BBB	1,465	1,586,141
Total					23,278,011

See Notes to Financial Statements.

Schedule of Investments (concluded)

HAWAII TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Sales Tax 0.54%
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts(9)	4.25%	10/1/2029	AAA	$500	$497,815
Special Tax 3.08%
Puerto Rico Comwlth Infra Fin Auth Spl Ser B	5.00%	7/1/2046	BBB+	1,000	1,032,640
Puerto Rico Comwlth Infra Fin Auth Spl Ref Ser C(2)	5.50%	7/1/2028	AAA	1,500	1,785,675
Total					2,818,315
Transportation 10.87%
HI St Hbr Sys Rev Ser A AMT(10)	5.00%	1/1/2031	AAA	3,500	3,628,205
HI St Hbr Sys Rev Ser A AMT(10)	5.25%	1/1/2027	AAA	1,450	1,547,208
HI St Hwy Rev Ser A(10)	5.00%	7/1/2023	AAA	2,000	2,134,020
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	1,000	1,227,720
Puerto Rico Comwlth Hwy & Transn Auth Rev St Infrastr Bk	5.00%	7/1/2022	BBB	20	20,430
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y(13)(14)	5.50%	7/1/2036	AAA	250	280,638
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y	5.50%	7/1/2036	BBB+	1,000	1,092,120
Total					9,930,341
Water/Sewer 7.16%
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev Ser B AMT(14)	5.25%	7/1/2021	AAA	1,335	1,444,924
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev Ser A(9)	5.00%	7/1/2033	AAA	1,000	1,050,320
Honolulu HI City & Cnty Wst First Bd Res Sr Ser A(14)	5.00%	7/1/2021	AAA	1,000	1,079,130
Honolulu HI City & Cnty Wst Sr Ser A(9)	5.00%	7/1/2024	AAA	2,785	2,965,301
Total					6,539,675
Total Investments in Municipal Bonds 98.77% (cost $86,006,348)					90,230,546
Cash and Other Assets in Excess of Liabilities(g) 1.23%					1,126,120
Net Assets 100.00%					$91,356,666
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	54	Short	$(6,069,938)	$(103,820)

See Notes to Financial Statements.

Schedule of Investments

MINNESOTA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.51%
Education 15.44%
Bloomington MN Indpt Sch Dist Ser A(10)	5.125%	2/1/2024	Aaa	$1,000	$1,057,350
MN St Higher Edl Facs Auth Rev Augsburg Coll Ser 6 J1	5.00%	5/1/2028	Baa2	1,000	1,033,060
MN St Higher Edl Facs Auth Rev Hamline Univ Ser 5-B	6.00%	10/1/2029	Baa1	500	525,630
MN St Higher Edl Facs Auth Rev St John Univ Ser 6-G	4.50%	10/1/2026	A2	650	657,670
Moorhead MN Edl Facs Rev Concordia College Corp Pj A	5.00%	12/15/2022	A3	1,125	1,193,006
Pequot Lakes MN Indpt Sch Dist No 186(9)	5.25%	2/1/2022	AAA	1,550	1,658,113
Prior Lake MN Indpt Sch Dist No 719 Ser A(9)	5.25%	2/1/2023	Aaa	1,470	1,570,342
Total					7,695,171
General Obligation 4.96%
Cambridge MN Indpt Sch Dist No 911 Ser A(14)	4.75%	2/1/2030	Aaa	500	515,225
Minneapolis MN Ser E	5.00%	3/1/2026	AAA	500	512,970
North St. Paul Maplewood MN Indpt Sch Dist No 622	5.125%	2/1/2025	AAA	400	402,088
North St. Paul Maplewood MN Indpt Sch Dist No 622 Ser A	5.125%	2/1/2020	AAA	100	100,522
Puerto Rico Comwlth Unrefunded Pub Impt(13)(14)	5.00%	7/1/2028	AAA	175	179,389
Ramsey Cnty MN St Aid Str Ser C	5.00%	2/1/2024	AAA	500	528,530
Todd Morrison Cass & Wadena Cntys MN Utd Hosp Dist Hlthcare FacLakewood	5.00%	12/1/2034	Baa2	225	232,598
Total					2,471,322
Healthcare 19.31%
Bemidji MN Hlthcare Fac North Country Hlth Svcs(15)	5.00%	9/1/2024	AA	500	519,925
Bemidji MN Hlthcare Fac North County Hlth Svcs	5.00%	9/1/2024	A	505	529,518
Breckenridge MN Rev Catholic Hlth Initiatives A	5.00%	5/1/2030	AA	500	527,365
Duluth MN Econ Dev Benedictine Hlth Sys St Marys	5.25%	2/15/2028	A-	1,000	1,048,430

See Notes to Financial Statements.

Schedule of Investments (continued)

MINNESOTA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Duluth MN Econ Dev Benedictine Hlth Sys St Marys	5.25%	2/15/2033	A-	$1,000	$1,041,420
Hastings MN Hlthcare Fac Rev Regina Med Ctr(1)	5.30%	9/15/2028	A	400	404,184
Marshall MN Med Ctr Gross Re Avera Marshall Regl Med Ctr Pj(e)	4.75%	11/1/2028	BBB+	500	506,610
Minneapolis MN Hlthcare Sys Rev(14)	5.00%	5/15/2021	AAA	250	264,063
MN Agric & Econ Dev Bd Rev Unrefunded Bal Hlthcare Sys A(14)	5.50%	11/15/2017	AAA	45	46,793
Rochester MN Hlthcare Fac Rev(13)(14)	5.50%	11/15/2027	AAA	500	518,505
Rochester MN Hlthcare Fac Rev RIBs	6.139%	11/15/2036	Aa2	2,500	2,740,900
St Paul MN Hsg & Redev Auth Franciscan Hlth Pj(7)(11)	5.30%	11/20/2022	AAA	50	52,583
Stillwater MN Hlthcare Rev Hlth Sys Oblig Grp	5.00%	6/1/2035	A-	1,000	1,037,650
Virginia MN Hsg & Redev Auth Hlthcare Fac Lease Rev	5.375%	10/1/2030	Baa1	365	379,910
Total					9,617,856
Housing 21.57%
Crow Wing Cnty MN Hsg Ser A GTD(14)	4.90%	1/1/2034	Aaa	490	508,713
Dakota Cnty MN Hsg & Redev Auth Sing Fam Mtg Rev AMT(12)	5.85%	10/1/2030	AAA	51	52,167
Fairbault MN Hsg & Redev Auth Govt Trails Edge Apts Ser A	5.25%	2/1/2028	A3	300	306,921
Minneapolis MN Multi Fam Hsg Rev Mtg East Village South(7)(11)	6.10%	7/20/2020	Aaa	1,000	1,061,870
Minneapolis MN Multi Fam Rev Hsg East Phillips AMT(11)	5.25%	8/20/2044	Aaa	300	306,579
Minneapolis St Paul MN Hsg Fin Bd Sing Fam Mtg Rev City Living A4 AMT(6)(12)	5.00%	11/1/2038	AAA	1,000	1,027,180
MN St Hsg Fin Agy Res Hsg Fin Ser B AMT	4.85%	7/1/2031	AA+	1,865	1,900,808
MN St Hsg Fin Agy Res Hsg Fin Ser F AMT	5.40%	7/1/2030	AA+	1,105	1,136,028
MN St Hsg Fin Agy Residential Hsg Fin G AMT	4.85%	7/1/2021	AA+	1,365	1,398,129
MN St Hsg Fin Agy Sing Fam Mtg Ser D AMT	5.85%	7/1/2019	AA+	60	60,641
MN St Hsg Fin Agy Sing Fam Mtg Ser E	5.90%	7/1/2025	AA+	125	125,389

See Notes to Financial Statements.

Schedule of Investments (continued)

MINNESOTA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MN St Hsg Fin Agy Sing Fam Mtg Ser G AMT	6.25%	7/1/2026	AA+	$25	$25,320
Pine City MN Hlthcare & Hsg Rev Mtg North Branch A(11)	4.75%	10/20/2021	Aaa	325	333,278
Pine City MN Hlthcare & Hsg Rev Mtg North Branch A(11)	4.80%	10/20/2026	Aaa	1,205	1,230,209
St Paul MN Hsg & Redev Auth Multi Fam Hsg Rev Selby AMT(7)(11)	5.50%	9/20/2044	Aaa	750	770,910
St Paul MN Port Auth Hsg Burlington Apt(11)	5.35%	5/1/2031	AAA	500	505,235
Total					10,749,377
Industrial 0.62%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	300	310,956
Lease 2.89%
Olmsted Cnty MN Hsg & Redev	5.00%	2/1/2023	AAA	275	288,494
Rochester MN Indpt Sch Dist No 535 COP(10)	5.125%	2/1/2020	AAA	85	89,518
St Paul MN Port Auth Lease Rev Office Bldg	5.25%	12/1/2027	AA+	1,000	1,061,410
Total					1,439,422
Miscellaneous 2.73%
Bemidji MN Lease Rev MN St Bureau Crim Appreh(14)	5.80%	12/1/2021	Aaa	460	480,130
Douglas Cnty MN Hsg & Redev Governmental Hsg Ser A(14)	5.50%	1/1/2032	Aaa	560	607,874
MN St Retirement Sys Bldg Rev	6.00%	6/1/2030	AAA	250	269,758
Total					1,357,762
Power 7.49%
Chaska MN Elec Rev Ref Generating Facs Ser A	5.00%	10/1/2030	A3	500	521,325
MN St Muni Pwr Agy Elec Rev	5.00%	10/1/2035	A3	1,000	1,038,140
Puerto Rico Elec Pwr Auth Rev Ser DD(10)	4.50%	7/1/2019	AAA	95	97,161
Rochester MN Elec Util Rev TCRS(2)	5.25%	12/1/2030	AAA	1,000	1,052,480

See Notes to Financial Statements.

Schedule of Investments (continued)

MINNESOTA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Western MN Muni Pwr Agy Ser A(14)	5.00%	1/1/2026	Aaa	$400	$420,524
Western MN Muni Pwr Agy Pj Ser A(2)	5.50%	1/1/2016	Aaa	565	602,951
Total					3,732,581
Pre-Refunded 15.06%
Chaska MN Elec Rev Ser A	6.00%	10/1/2025	A3	250	272,220
Elk River MN Indpt Sch Dist No 728 Ser A(14)	5.50%	2/1/2021	Aaa	500	537,085
Lake Superior MN Indpt Sch Dist No 381 Bldg Ser A(10)	5.00%	4/1/2023	Aaa	500	536,015
Medford MN Indpt Sch No 763 Ser A(10)	5.50%	2/1/2031	Aaa	500	537,295
Minneapolis MN Spl Sch Dist No 001 COP	5.75%	2/1/2015	AAA	100	102,896
Minneapolis MN Spl Sch Dist No 001 COP	5.75%	2/1/2017	AAA	1,120	1,152,435
MN Agric & Econ Dev Bd Rev Hlthcare Sys A(14)	5.50%	11/15/2017	AAA	175	182,210
MN St Higher Edl Facs Auth Rev Macalester Coll Ser 4-J	5.55%	3/1/2017	Aa3	260	261,979
MN St Higher Edl Facs Auth Rev Univ of St Thomas Ser 4-M	5.35%	4/1/2017	A2	250	252,210
Morris MN Indpt Sch Dist No 769 Bldg(14)	5.00%	2/1/2028	AAA	1,000	1,070,340
Princeton MN Indpt Sch Dist No 477(10)	5.125%	2/1/2024	Aaa	1,000	1,005,150
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.375%	7/1/2036	AAA	100	109,453
Puerto Rico Comwlth Pub Impt(13)(14)	5.00%	7/1/2028	AAA	325	336,544
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.75%	8/1/2030	Aaa	500	503,690
Robbinsdale MN Hsg Dev Sr Hsg Pj Ser B(9)	5.75%	1/1/2023	Aaa	250	266,765
Scott Cnty MN Hsg & Redev Savage City Hamilton Apts Pj GTD(2)	5.60%	2/1/2019	Aaa	80	84,433
University MN Ser A	5.75%	7/1/2018	Aaa	250	294,775
Total					7,505,495
Transportation 8.44%
Minneapolis & St Paul MN Met Commn Arpt Rev Sub Ser A(14)	5.00%	1/1/2023	AAA	1,000	1,047,940
Minneapolis & St. Paul MN Met Commn Arpt Rev Sub Ser C(9)	5.25%	1/1/2026	AAA	2,000	2,106,900

See Notes to Financial Statements.

Schedule of Investments (concluded)

MINNESOTA TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
St Paul MN Port Auth Lease Rev Office Bldg at Robnert St 3-11	5.00%	12/1/2027	AA+	$1,000	$1,048,330
Total					4,203,170
Total Investments in Municipal Bonds 98.51% (cost $47,149,265)					49,083,112
Cash and Other Assets in Excess of Liabilities(g) 1.49%					741,643
Net Assets 100.00%					$49,824,755
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	44	Short	$(4,945,875)	$(84,524)

See Notes to Financial Statements.

Schedule of Investments

MISSOURI TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 99.07%
Education 12.51%
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2031	AA	$3,000	$3,145,500
Kansas Cnty MO Met Cmnty Colleges Bldg Corp Rev(9)	5.00%	7/1/2021	Aaa	1,000	1,047,580
MO St Hlth & Edl Facs Auth Rev Ref Washington Univ Ser B	5.00%	3/1/2030	AAA	1,800	1,866,132
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser A	4.75%	11/15/2037	AAA	2,050	2,075,871
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser A	5.00%	2/15/2022	AAA	600	640,506
MO St Hlth & Edl Facs Auth Rev Webster Univ(14)	5.25%	4/1/2021	Aaa	2,000	2,120,400
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser A	5.00%	2/15/2033	AAA	6,995	7,292,427
MO St Hlth & Edl Facs Auth SSM Hlth Care Ser C-1(10)	3.85%#	6/1/2019	AAA	200	200,000
University MO Univ Rev Sys Facs Ser B(13)(14)	5.00%	11/1/2027	AAA	1,500	1,564,740
Total					19,953,156
General Obligation 10.98%
Belton MO(14)	5.00%	3/1/2020	Aaa	300	324,786
Franklin Cnty MO Reorg Sch Dist No R-XV	6.00%	3/1/2020	AA+	390	419,624
Hazelwood MO Sch Dist Impt MO Direct Dep Pg	5.25%	3/1/2020	AA+	630	684,860
Jackson Cnty MO Reorg Sch Dist No 7 Lee's Summit Sch Bldg(14)	5.25%	3/1/2022	Aaa	1,000	1,097,170
MO St Brd Pub Bldgs Spl Oblig PA 1391-R RIBs	6.06%	10/15/2027	AA+(d)	5,000	5,538,500
Platte Cnty MO Sch Dist Park Hill(10)	5.25%	3/1/2018	Aaa	1,000	1,108,760
Puerto Rico Comwlth Pub Impt Ser A(13)(14)	5.50%	7/1/2029	AAA	1,000	1,202,390
St. Louis Cnty MO Pkwy Sch Ser A	5.00%	3/1/2024	AA+	3,320	3,537,493
St. Louis Cnty MO Sch Dist No R 8 Lindbergh(14)	Zero Coupon	3/1/2018	AAA	2,080	1,304,743
St. Louis MO Bd Ed MO Direct Dep Pg Ser A(14)	5.00%	4/1/2025	AAA	1,000	1,068,550
University City MO Sch Dist(14)	10.00%	2/15/2008	AAA	1,175	1,226,806
Total					17,513,682

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare 9.71%
Cape Girardeau Cnty MO Indl Dev Auth Hlthcare Facs Rev Southeast MO Hosp Assoc	5.75%	6/1/2032	A-(d)	$1,600	$1,684,128
Hannibal MO Indl Dev Auth Hlth Facs Rev	5.00%	3/1/2022	BBB+	835	868,651
Joplin MO Indl Dev Auth Hlth Facs Rev Freeman Hlth Sys Pj	5.75%	2/15/2035	BBB+	2,500	2,724,475
MO St Hlth & Edl Facs Auth BJC Hlth	5.25%	5/15/2032	AA	5,000	5,250,150
MO St Hlth & Edl Facs Auth Rev PA 1049 RIBs RITES(2)	9.066%	6/1/2010	AAA(c)	855	1,087,534
MO St Hlth & Edl Facs Auth Rev Sr Living Facs Lutheran Ser A	5.375%	2/1/2035	A-(d)	3,680	3,867,349
Total					15,482,287
Housing 9.77%
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT(7)	4.75%	7/1/2026	AA	1,000	1,015,640
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT(7)	4.75%	7/1/2030	AA	1,000	1,011,870
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT(7)	4.875%	7/1/2037	AA	1,500	1,523,895
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT(7)	4.75%	7/1/2025	AA	605	612,641
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT(7)	4.875%	7/1/2030	AA	530	534,479
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT(7)	5.00%	7/1/2037	AA	900	911,898
MO St Hsg Dev Commn Rev Multi Fam Hsg Met Vlg-5 AMT(7)	4.75%	7/1/2021	AA	615	627,466
MO St Dev Fin Bd Rev Multi Fam Rev Ref Hsg Quality Hill Pj Ser A(15)	5.60%	9/15/2028	AA	2,115	2,144,970
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg A AMT(12)	4.75%	9/1/2026	AAA	1,200	1,212,984
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg B AMT(12)	4.70%	9/1/2026	AAA	2,000	2,021,700
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg B AMT(12)	4.80%	9/1/2031	AAA	2,000	2,023,060
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg A-1 AMT(12)	5.90%	9/1/2035	AAA	940	993,505
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg B-1 AMT(12)	5.375%	9/1/2022	AAA	720	728,150

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Corp Apprec Ser E-1 AMT(12)	Zero Coupon	3/1/2029	AAA	$730	$217,664
Total					15,579,922
Industrial 0.71%
Childrens Tr Fd Puerto Rico Tob Settlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	1,100	1,140,172
Lease 6.56%
Cape Girardeau Cnty MO Bldg Corp Reorg Sch Dist R-02 Leasehold Jackson R-II HS Pj(14)	5.25%	3/1/2026	AAA	1,000	1,087,360
Gladstone MO Ser A COP(2)	5.35%	6/15/2016	Aaa	1,095	1,159,945
Grandview MO COP(9)	5.00%	1/1/2027	Aaa	1,700	1,788,179
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj	5.00%	12/1/2029	Aa3	1,500	1,565,220
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj Ser A(14)	5.00%	12/1/2018	Aaa	1,385	1,492,421
Kansas City MO Spl Fac Rev MCI Overhaul Base Pj Ser G AMT	4.50%	9/1/2026	AA-	530	521,080
MO St Dev Fin Bd Infrastr Facs Rev Branson Landing Pj Ser A	5.00%	6/1/2035	BBB+	220	223,854
MO St Regl Convtn & Sports Complex Auth Ref Convtn(2)	5.25%	8/15/2016	AAA	2,405	2,633,619
Total					10,471,678
Miscellaneous 6.08%
Kansas City MO Muni Assistance Corp Rev Leasehold Ser 2001A(2)	5.00%	3/1/2019	AAA	1,500	1,578,210
Kansas City MO Muni Assistance Corp Rev Ser A	5.125%	3/1/2019	A2	1,100	1,143,505
MO St Dev Fin Bd Infrastr Facs Rev Crackerneck Creek Pj Ser C	5.00%	3/1/2028	A+	1,000	1,034,860
MO St Dev Fin Bd Infrastr Facs Rev Hartman Hrtge Ctr Ser A(2)	5.875%	4/1/2020	Aaa	1,000	1,053,510
Puerto Rico Pub Bldgs Auth Rev Ref Govt Facs Ser C GTD	5.75%	7/1/2018	BBB	1,000	1,141,440
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.25%	7/1/2033	BBB	2,500	2,643,000
St. Louis MO Ind Dev Auth Rev Convtn Ctr Hotel(2)	Zero Coupon	7/15/2020	AAA	2,000	1,099,360
Total					9,693,885

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Power 5.73%
MO Jnt Muni Elec Util Cmnty Pwr Iatan 2 Pj Ser A(2)	4.50%	1/1/2036	Aaa	$500	$502,225
MO Jnt Muni Elec Util Cmnty Pwr Iatan 2 Pj Ser A(2)	5.00%	1/1/2034	Aaa	1,000	1,054,420
MO Jnt Muni Elec Util Cmnty Pwr Pj RIBs(14)	6.045%	1/1/2034	AAA(d)	3,500	3,880,940
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	A3	1,500	1,575,240
Puerto Rico Elec Pwr Auth Pwr Rev Ser RR(16)	5.00%	7/1/2025	AAA	2,000	2,131,000
Total					9,143,825
Pre-Refunded 20.66%
Belton MO Sch Dist No 124 MO Direct Deposit Pg(10)	6.00%	3/1/2020	AAA	1,770	1,908,573
Boone Cnty MO Reorg Sch Dist No R-6	6.00%	3/1/2020	AA+	500	537,980
Bowling Green MO Sch Dist R-I Bldg Corp Leasehold Rev(14)	5.85%	3/1/2020	AAA	1,000	1,073,520
Mehlville MO Sch Dist No R9 MO Cap Impt Pj COP(10)	5.25%	9/1/2013	AAA	1,000	1,087,640
MO Dev Fin Bd Cultural Facs Rev Nelson Gallery Fndtn Ser A(14)	5.00%	12/1/2030	AAA	3,300	3,436,653
MO Sch Brds Assoc Lease Partn NIXA Reorg Sch Dist R-2(15)	5.40%	3/1/2020	AA	850	886,558
MO St Bonne Terre Prison Pj Ser A COP(2)	5.15%	6/1/2018	AAA	1,015	1,056,585
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser A	6.00%	3/1/2030	Aaa	850	922,667
MO St Hlth & Edl Facs Auth Rev SSM Hlthcare Ser A(2)	5.25%	6/1/2028	AAA	5,000	5,401,950
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	3,050	3,506,646
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser A	5.50%	10/1/2040	AAA	2,700	2,902,122
Puerto Rico Comwlth Pub Impt Ser A	5.125%	7/1/2031	AAA	1,210	1,294,615
Springfield MO Sch Dist No R12 MO Direct Deposit Pg	5.85%	3/1/2020	AA+	500	535,600
St. Louis MO Muni Fin Corp Leasehold Rev Carnahan Courthouse Ser A(9)	5.125%	2/15/2027	Aaa	1,500	1,611,375
St. Louis MO Muni Fin Corp Rev City Justice Ctr Ser A(2)	6.00%	2/15/2020	Aaa	760	825,520

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
St. Louis MO Pub Safety(9)	5.125%	2/15/2018	AAA	$270	$281,696
St. Louis Cnty MO Pattonville No R-3 Sch Dist(9)	6.00%	3/1/2019	AAA	845	918,659
St. Louis MO Arpt Rev Arpt Dev Pg Ser A(14)	5.25%	7/1/2031	AAA	2,000	2,146,160
St. Louis MO Pkg Fac Rev ETM(14)	5.375%	12/15/2021	AAA	10	10,232
St. Louis MO Sch Dist(9)	6.00%	4/1/2012	AAA	575	582,113
University MO Univ Rev Sys Facs	5.80%	11/1/2027	AA	1,975	2,041,064
Total					32,967,928
Resource Recovery 2.41%
MO St Dev Fin Bd Solid Wst Disp Rev P & G Paper Pj AMT	5.20%	3/15/2029	AA-	1,130	1,278,990
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	1,085	1,086,541
MO St Envr Impt & Enrg Unrefunded Bal St Revolving D	5.625%	7/1/2016	Aaa	220	222,495
MO St Envr Impt & Enrg Unrefunded Bal St Revolving E	5.90%	1/1/2019	Aaa	240	242,450
St. Louis MO Ind Dev Auth Anheuser-Busch Pj AMT	5.875%	11/1/2026	A+	1,005	1,016,477
Total					3,846,953
Special Tax 0.53%
Riverside-Quindaro Bend Levee Dist MO Impt Rev Ref L-385 Pj(15)	5.00%	3/1/2017	AA	795	851,612
Transportation 8.80%
Bi St Dev Agy MO Met Dist Rev Metrolink Cross Cnty Pj B(10)	5.00%	10/1/2032	AAA	3,500	3,663,800
MO St Hwys & Trans Commn St Rd Rev Ser A	5.00%	2/1/2022	AAA	1,970	2,069,327
MO St Hwys & Trans Commn St Rd Rev Ser A	5.25%	2/1/2020	AAA	1,830	1,947,578
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	2,500	3,069,300
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y	5.50%	7/1/2036	BBB+	500	546,060
St. Louis MO Arpt Rev Arpt Dev Pg Ser A(14)	5.125%	7/1/2022	AAA	2,000	2,103,240
St. Louis MO Arpt Rev Lambert Int'l Ser B AMT(9)	5.25%	7/1/2027	AAA	625	635,625
Total					14,034,930

See Notes to Financial Statements.

Schedule of Investments (concluded)

MISSOURI TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer 4.62%
Metropolitan St. Louis MO Swr Dist Wstwtr Sys Rev Ser A(14)	5.00%	5/1/2034	AAA	$4,000	$4,210,960
St. Charles Cnty MO Pub Wtr Supply Dist No 2 COP(14)	5.125%	12/1/2027	Aaa	3,000	3,157,170
Total					7,368,130
Total Investments in Municipal Bonds 99.07% (cost $150,294,291)					158,048,160
Cash and Other Assets in Excess of Liabilities(g) 0.93%					1,481,838
Net Assets 100.00%					$159,529,998
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	156	Short	$(17,535,375)	$(299,678)

See Notes to Financial Statements.

Schedule of Investments

NEW JERSEY TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.63%
Education 12.53%
Higher Ed Stud Assist Auth NJ Student Loan Rev Ser A AMT(14)	6.15%	6/1/2019	AAA	$575	$590,836
NJ Econ Dev Auth Rev Sch Facs Constr Ser 0	5.25%	3/1/2025	AA-	1,085	1,170,541
NJ Econ Dev Auth Rev Sch Facs Constr Ser P	5.25%	9/1/2024	AA-	1,625	1,761,955
NJ Econ Dev Auth Rev Sch Facs Constr Ser P	5.25%	9/1/2026	AA-	1,000	1,081,960
NJ St Ed Facs Auth Rev Kean Univ Ser D(9)	5.00%	7/1/2033	AAA	2,500	2,614,725
NJ St Ed Facs Auth Rev Princeton Theological Seminary	5.00%	7/1/2026	AAA	2,500	2,641,775
NJ St Ed Facs Auth Rev Ser I Rowan(9)	5.125%	7/1/2030	AAA	2,650	2,818,037
NJ St Edl Facs Auth Rev Princeton Univ Ser B	3.62%#	7/1/2022	AAA	300	300,000
NJ St Edl Facs Auth Rev William Paterson Univ Ser E(16)	5.00%	7/1/2027	AAA	2,500	2,624,350
Rutgers St Univ NJ Ser A	5.20%	5/1/2027	AA	750	772,230
Total					16,376,409
General Obligation 3.86%
Millburn Twp NJ Sch Dist	5.35%	7/15/2018	Aa1	1,050	1,205,494
Millburn Twp NJ Sch Dist	5.35%	7/15/2019	Aa1	250	289,478
Montville Twp NJ Fire Dist No 23	5.25%	7/15/2016	A2	410	448,413
Pohatcong Twp NJ Sch Dist(10)	5.25%	7/15/2026	AAA	1,335	1,553,806
Puerto Rico Comwlth Pub Impt CR(10)	4.50%	7/1/2023	AAA	1,000	1,018,290
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	BBB	500	534,160
Total					5,049,641
Healthcare 11.50%
Camden Cnty NJ Impt Auth Hlthcare Redev Rev Cooper Hlth Sys Oblig Grp A	5.00%	2/15/2035	BBB	500	512,680
NJ Econ Dev Auth Rev Masonic Charity Fndtn Pj	6.00%	6/1/2025	A-	1,000	1,096,770
NJ Hlthcare Facs Fin Auth Rev Cap Hlth Sys Oblig Grp Ser A	5.375%	7/1/2033	Baa1	2,000	2,090,000

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
NJ Hlthcare Facs Fin Auth Rev Holy Name Hosp	5.00%	7/1/2036	BBB	$700	$717,311
NJ Hlthcare Fac Fin Auth Rev Hunterdon Med Ctr Ser A	5.25%	7/1/2025	A-	600	642,960
NJ Hlthcare Fac Fin Auth Rev Robert Wood Johnson Univ Hosp	5.75%	7/1/2031	A2	4,000	4,296,840
NJ Hlthcare Fac Fin Auth Rev Spectrum For Living Ser B(7)	6.50%	2/1/2022	AAA	705	705,818
NJ Hlthcare Fac Fin Auth Rev St Clare's Hosp Ser A(15)	4.75%	7/1/2025	AA	1,100	1,122,781
NJ Hlthcare Facs Fin Auth Dept Human Svcs Greystone Pk Psychiatric Hosp(2)	5.00%	9/15/2027	AAA	1,200	1,273,716
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	AA	1,000	1,106,360
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	AA	415	459,475
Puerto Rico Indl Tourist Ed & Mutuo Oblig Grp Ser A(14)	6.25%	7/1/2024	AAA	1,000	1,006,090
Total					15,030,801
Housing 0.86%
NJ Econ Dev Auth Rev Ref Cranes Mill Pj A	5.00%	6/1/2015	BBB-(d)	1,000	1,027,020
Virgin Islands Hsg Fin Auth Sing Fam Rev Ser A AMT(11)	6.50%	3/1/2025	AAA(c)	100	100,632
Total					1,127,652
Industrial 7.76%
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BBB-	750	776,820
NJ Econ Dev Auth Amer Wtr Co Inc Ser B AMT(9)	5.375%	5/1/2032	AAA	5,000	5,185,250
NJ Econ Dev Auth Middlesex Wtr Co Pj AMT(14)	5.35%	2/1/2038	AAA	2,500	2,580,375
NJ Econ Dev Auth Econ Dev Rev Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	675	821,853
Tob Sttlmnt Fin Corp NJ	5.75%	6/1/2032	BBB	745	784,172
Total					10,148,470

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease 2.40%
Morris-Union Jointure Commn NJ COP(15)	5.00%	5/1/2027	AA	$1,000	$1,045,350
Rutgers St Univ NJ COP(2)	5.00%	1/1/2038	AAA	2,000	2,091,260
Total					3,136,610
Miscellaneous 4.26%
Hudson Cnty NJ Impt Auth Hudson Regl Fire/Rescue Ser A(2)	5.625%	9/1/2019	Aaa	100	106,128
Middlesex Cnty NJ Impt Auth Cnty Open Space Tr Fd GTD	5.25%	9/15/2022	AAA	1,910	2,072,808
Monmouth Cnty NJ Impt Auth Rev Unrefunded Bal Govtl Ln(14)	6.40%	12/1/2009	AAA	195	195,819
NJ Econ Dev Auth Rev Motor Vehicle Sur Rev Ser A(14)	5.00%	7/1/2034	AAA	285	299,917
NJ Econ Dev Auth Muni Rehab(2)	5.00%	4/1/2028	AAA	1,130	1,180,895
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.25%	7/1/2033	BBB	1,250	1,321,500
Rahway NJ COP(14)	5.625%	2/15/2020	Aaa	365	388,689
Total					5,565,756
Power 4.58%
Brick Twp NJ Muni Util Auth(9)	5.00%	12/1/2025	Aaa	2,000	2,114,820
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(14)	5.00%	7/1/2032	AAA	2,000	2,100,160
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	A3	1,000	1,050,160
Puerto Rico Elec Pwr Auth Pwr Rev Ser RR(16)	5.00%	7/1/2025	AAA	675	719,213
Total					5,984,353
Pre-Refunded 28.75%
Carteret NJ Bd Ed COP(14)	5.75%	1/15/2030	Aaa	80	85,574
Carteret NJ Bd Ed COP(14)	6.00%	1/15/2024	Aaa	430	465,045
Casino Reinvestment Dev Auth NJ Parking Fee Rev Ser A(10)	5.25%	10/1/2015	AAA	100	101,720
Chatham Dist NJ Bd Ed(14)	5.00%	1/15/2019	Aaa	1,020	1,077,783
Chatham Dist NJ Bd Ed(14)	5.125%	1/15/2024	Aaa	595	631,634

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Chatham Dist NJ Bd Ed(14)	5.25%	1/15/2026	Aaa	$1,500	$1,599,750
LaFayette Yard NJ Cmnty Dev GTD(14)	5.625%	4/1/2021	Aaa	200	215,352
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	1,000	1,149,720
NJ Bldg Auth St Bldg Rev	5.375%	6/15/2019	AA-	450	471,276
NJ Envr Infra Ser 2000A	5.25%	9/1/2020	AAA	2,000	2,141,180
NJ St Edl Facs Auth Rev Princeton Univ Ser B	5.125%	7/1/2019	AAA	355	369,747
NJ St Edl Facs Auth Rev Princeton Univ Ser H	5.25%	7/1/2017	AAA	700	741,566
NJ St Edl Facs Auth Rev Princeton Univ Ser H	5.25%	7/1/2022	AAA	2,560	2,712,013
NJ St Edl Facs Auth Rev Princeton Univ Ser H	5.25%	7/1/2026	AAA	2,350	2,489,543
NJ St Edl Facs Auth Rev Princeton Univ Ser H	5.375%	7/1/2024	AAA	2,550	2,712,486
NJ St Hwy Auth Garden St Pkwy Gen Rev Sr Pkwy(9)	5.75%	1/1/2015	AAA	200	215,198
NJ St Tpk Auth Rev Ser A	5.50%	1/1/2027	A	3,000	3,173,700
NJ St Tpk Auth Rev Ser A(14)	5.50%	1/1/2030	AAA	1,500	1,589,205
NJ St Transn Tr Fd Auth Transn Sys Ser B	6.00%	6/15/2019	AAA	6,500	7,049,185
NJ St Transn Tr Fd Auth Transn Sys Ser D(10)	5.00%	6/15/2016	AAA	1,000	1,095,870
North Bergen Twp NJ Bd Ed COP(10)	6.125%	12/15/2022	Aaa	1,185	1,313,655
Ocean Cnty NJ Gen Impt	5.125%	9/1/2020	Aa1	1,800	1,918,926
Puerto Rico Comwlth Pub Impt Ser A	5.125%	7/1/2031	AAA	620	663,356
South Brunswick Twp NJ(9)	5.625%	12/1/2023	AAA	45	47,806
Summit NJ	5.70%	6/1/2020	AAA	325	342,813
Trenton NJ Pkg Auth Pkg Rev GTD(9)	6.00%	4/1/2017	Aaa	1,000	1,080,130
Washington Twp NJ Bd Ed Mercer Cnty(9)	5.00%	1/1/2027	Aaa	2,000	2,133,540
Total					37,587,773
Toll Roads 1.61%
NJ St Tpk Auth Rev ROLs RR II R 323 RIBs(2)	6.139%	1/1/2035	Aaa	2,000	2,110,440
Transportation 19.56%
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser B(10)	5.10%	1/1/2021	AAA	1,435	1,531,260

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW JERSEY TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser B(10)	5.20%	1/1/2025	AAA	$1,700	$1,814,546
Delaware River Port Auth PA & NJ Rev(9)	5.50%	1/1/2026	AAA	1,000	1,014,220
Muni Secs Trust Ctfs Ser 2006-7009 Cl B RIBs†(14)	6.58%	12/15/2021	Aaa	5,000	6,363,600
Port Auth NY & NJ(10)	5.00%	4/15/2032	AAA	4,725	4,978,402
Port Auth NY & NJ Cons 109th Ser	5.375%	1/15/2032	AA-	500	507,300
Port Auth NY & NJ Cons 119th Ser AMT(9)	5.50%	9/15/2019	AAA	150	151,710
Port Auth NY & NJ Cons 125th Ser(10)	5.00%	10/15/2027	AAA	5,000	5,296,200
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	2,750	3,376,230
Puerto Rico Comwlth Hwy Transn Auth Hwy Rev Ser Y	5.50%	7/1/2036	BBB+	500	546,060
Total					25,579,528
Water/Sewer 0.96%
North Hudson Swr Auth NJ Rev Ser C(14)	5.00%	8/1/2022	Aaa	1,025	1,071,802
Ocean Twp NJ Swr Auth Ser B(9)	5.25%	12/1/2011	Aaa	170	183,671
Total					1,255,473
Total Municipal Bonds (cost $120,476,597)					128,952,906
				Shares (000)
SHORT-TERM INVESTMENT 0.04%
Money Market Mutual Fund
Dreyfus NJ Municipal Cash Management (cost $55,149)				55	55,149
Total Investments in Securities 98.67% (cost $120,531,746)					129,008,055
Cash and Other Assets in Excess of Liabilities(g) 1.33%					1,734,188
Net Assets 100.00%					$130,742,243
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	91	Short	$(10,228,969)	$(174,769)

See Notes to Financial Statements.

Schedule of Investments

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.93%
Education 7.92%
Albany Cnty NY Indl Dev Agy Albany College of Pharmacy A	5.625%	12/1/2034	BBB-	$700	$747,320
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St Bonaventure Univ	5.00%	5/1/2023	BBB-	500	513,380
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St Bonaventure Univ	5.10%	5/1/2031	BBB-	500	512,160
Hempstead Twn NY Ind Dev Agy Civic Fac Rev Hofstra Univ Pj(14)	5.80%	7/1/2015	AAA	750	766,005
NY New York City Indl Dev Agy Civic Rev NY Institute of Tech(14)	5.25%	3/1/2023	AAA	100	107,880
NY St Dorm Auth Lease Rev Cap Apprec Court Fac	Zero Coupon	8/1/2021	AA+	3,265	1,763,067
NY St Dorm Auth Rev 4201 Schools Pg	6.25%	7/1/2020	AA-	1,685	1,845,951
NY St Dorm Auth Rev Colgate Univ(14)	6.00%	7/1/2016	AAA	1,000	1,166,130
NY St Dorm Auth Rev New York Univ Ser A(2)	5.75%	7/1/2015	AAA	2,000	2,300,500
NY St Dorm Auth Rev Pratt Institute(15)	6.00%	7/1/2024	AA	1,000	1,075,560
NY St Dorm Auth Rev Pratt Institute(15)	6.00%	7/1/2028	AA	2,000	2,148,940
NY St Dorm Auth Rev Spl Act Sch Dist Pj(14)	6.00%	7/1/2016	AAA	1,400	1,414,994
NY St Dorm Auth Revs New York Univ A(9)	5.00%	7/1/2034	AAA	3,125	3,284,344
Rensselaer Cnty NY Indl Dev Polytech Inst Ser B TCRS(2)	5.50%	8/1/2022	AAA	200	210,812
Schenectady NY Indl Dev Agy Civic Fac Rev Union College(2)	5.625%	7/1/2031	Aaa	1,500	1,657,260
St. Lawrence Cnty NY Indl Civic Fac Rev Clarkson Univ Pj	5.125%	7/1/2021	A3	250	257,900
Total					19,772,203
General Obligation 5.37%
Erie Cnty NY Indl Dev Agy Sch Fac Rev City of Buffalo Pj(10)	5.75%	5/1/2023	AAA	1,250	1,364,825
New York NY Ser B	5.75%	8/1/2016	AA-	1,000	1,105,380

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
New York NY Sub Ser C-1	5.25%	8/15/2026	AA-	$2,500	$2,679,325
New York NY Ser J	5.50%	6/1/2022	AA-	1,510	1,654,099
Puerto Rico Comwlth Pub Impt	5.25%	7/1/2018	BBB	2,000	2,200,760
Puerto Rico Comwlth Pub Impt Ser A	5.00%	7/1/2033	BBB	500	513,780
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2024	BBB	1,500	1,587,030
Puerto Rico Comwlth Unrefunded Pub Impt Ser A	5.25%	7/1/2030	BBB	500	534,160
Puerto Rico Comwlth Unrefunded Pub Impt(13)(14)	5.00%	7/1/2028	AAA	605	620,173
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.375%	7/1/2028	BBB	1,090	1,140,184
Total					13,399,716
Healthcare 5.62%
Cortland Cnty NY Indl Dev Agy Cortland Mem Hosp Pj(15)	5.625%	7/1/2024	AA	1,750	1,901,848
NY New York City Indl Dev Agy Rev Harbor House Pj A(11)	5.875%	5/20/2044	AA+	610	690,459
NY St Dorm Auth Rev NY St Rehab Assn Ser A(2)	5.50%	7/1/2016	AAA	935	1,012,586
NY St Dorm Auth Rev Mental Hlth Svc Fac(13)(14)	6.00%	8/15/2012	AAA	1,460	1,636,295
NY St Dorm Auth Rev Mtg Nursing Home A(7)(14)	5.40%	2/1/2031	AAA	300	320,589
NY St Dorm Auth Rev Mtg Nursing Home A(7)(14)	5.50%	8/1/2030	AAA	1,000	1,061,610
NY St Dorm Auth Rev Mtg Nursing Home A(7)(14)	5.50%	8/1/2038	AAA	1,000	1,058,690
NY St Dorm Auth Rev Utd Cerebral Palsy Aff No 1-A(2)	5.75%	7/1/2018	AAA	1,000	1,102,830
NY St Dorm Auth Revs Bishop Henry B Hucles Nursing	5.00%	7/1/2017	Aa1	850	914,413
NY St Dorm Auth Revs Catholic Hlth Long Island Oblig Grp	5.00%	7/1/2027	Baa1	1,250	1,289,563
NY St Dorm Auth Revs Mtg Hosp Kaleida Hlth(7)	4.70%	2/15/2035	AAA	1,000	1,010,970
NY St Dorm Auth Revs NYU Hosps Ctr Ser A(e)	5.00%	7/1/2020	BB	1,935	2,001,235

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
NY St Dorm Auth Revs Unrefunded Mental Hlth Svcs B(14)	6.00%	2/15/2025	AAA	$15	$16,066
NY St Dorm Auth Revs Unrefunded Mental Hlth Svcs B(14)	6.00%	2/15/2030	AAA	15	16,042
Total					14,033,196
Housing 6.68%
NY New York City Hsg Dev Corp Multi Fam Hsg Rev Ser A AMT	5.50%	11/1/2034	AA	1,500	1,552,995
NY New York City Hsg Dev Corp Multi Fam Hsg Rev Ser A-1(13)(14)	4.50%	11/1/2027	AAA	1,345	1,367,946
NY New York City Hsg Dev Corp Multi Fam Rev Hsg Ser L AMT	4.85%	11/1/2025	AA	3,205	3,261,408
NY New York City Hsg Dev Corp Ser B-2 AMT	5.30%	5/1/2036	AA	2,000	2,076,960
NY New York City Hsg Dev Corp Ser D-1	4.95%	11/1/2036	AA	2,510	2,595,189
NY St Dorm Auth Revs 05 Unrefunded Mental D(13)(14)	6.00%	8/15/2021	AAA	20	20,560
NY St Dorm Auth Revs Upstate Cmnty Colleges Ser B	5.25%	7/1/2021	AA-	1,000	1,081,760
NY St Hsg Fin Agy Multi Fam Hsg Rev Division Street Ser A AMT	5.00%	2/15/2026	Aa1	650	666,868
NY St Mtg Agy Hmownr Ser 133 AMT	4.95%	10/1/2021	Aa1	2,000	2,051,720
NY St Mtg Agy Rev Hmownr Mtg Ser 70	5.40%	4/1/2022	Aa1	70	71,765
NY St Mtg Agy Rev Hmownr Mtg Ser 111 AMT(14)	4.55%	4/1/2023	AAA	250	252,213
NY St Mtg Agy Rev Hmownr Mtg Ser 130 AMT	4.80%	10/1/2037	Aa1	1,670	1,681,573
Total					16,680,957
Industrial 5.98%
Broome Cnty NY Indl Dev Agy Civic Fac Rev Univ Plaza Phase II Pj Ser B(1)	5.10%	8/1/2036	A	500	515,910
Liberty NY Dev Corp Rev ROLs RRII R585 RIBs	6.656%	10/1/2035	Aa3	5,000	6,420,950
NY Indl Dev Agy Pkg Fac Rev Royal Charter NY Presbyterian(10)	5.75%	12/15/2029	AAA	1,000	1,102,570
NY New York City Indl Dev Agy United Jewish Appeal Fed Pj A	5.00%	7/1/2027	Aa2	1,250	1,316,275

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Onondaga Cnty NY Indl Dev Agy Pollutn Ctrl Rev Ref Anheuser Busch Pj Ser A	4.875%	7/1/2041	A+	$3,000	$3,047,370
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	1,750	1,776,687
Yonkers NY Indl Dev Agy Rev Sacred Heart Assocs Pj Ser A AMT	4.80%	10/1/2026	Aa1	750	757,710
Total					14,937,472
Lease 8.31%
NY New York City Indl Dev Agy Rev Queens Baseball Stadium Pilot(2)	5.00%	1/1/2031	AAA	1,000	1,061,690
NY New York City Indl Dev Agy Rev Queens Baseball Stadium Pilot(2)	5.00%	1/1/2046	AAA	2,000	2,101,320
NY New York City Indl Dev Agy Rev Yankee Stadium Pilot(9)	4.50%	3/1/2039	AAA	2,500	2,491,450
NY New York City Indl Dev Agy Rev Yankee Stadium Pilot(14)	4.75%	3/1/2046	AAA	5,000	5,070,900
NY New York City Indl Dev Agy Rev Yankee Stadium Pilot(9)	5.00%	3/1/2046	AAA	5,000	5,246,850
NY St Urban Dev Corp Rev St Fac	5.70%	4/1/2020	AA-	4,150	4,782,792
Total					20,755,002
Miscellaneous 1.06%
Broome Cnty NY Indl Dev Agy Civic Fac Rev Univ Plaza LLC Phase 1 Pj A(1)	5.20%	8/1/2030	A	750	782,250
Broome Cnty NY Indl Dev Agy Civic Fac Rev Univ Plaza LLC Phase 1 Pj A(1)	5.20%	8/1/2036	A	1,000	1,038,320
NY NY City Tr Cultr Res Rev Museum of American Art(1)	6.00%	7/1/2022	A	500	541,975
Puerto Rico Pub Bldgs Auth Rev Unrefunded Bal Govt Facs Ser D	5.25%	7/1/2027	BBB	265	277,532
Total					2,640,077
Power 5.54%
Long Island Pwr Auth NY Elec Sys Rev Gen Ser C	5.00%	9/1/2035	A-	2,000	2,090,540
NY St Enrg Res & Dev Auth Gas Fac Rev Bklyn Ser B AMT RIBs	9.919%	7/1/2026	A+	4,000	4,216,800
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(14)	5.00%	7/1/2032	AAA	1,500	1,575,120
Puerto Rico Elec Pwr Auth Rev Ser II	5.25%	7/1/2031	A3	3,625	3,824,448
Puerto Rico Elec Pwr Auth Ser PP(9)	5.00%	7/1/2025	AAA	2,000	2,131,900
Total					13,838,808

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded 26.85%
Albany NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A(9)	6.375%	12/1/2017	AAA	$650	$711,822
Buffalo NY Muni Wtr Fin Auth Wtr Sys Rev(10)	6.00%	7/1/2029	AAA	500	537,330
Metropolitan Transn Auth NY Commuter Fac Rev Ser A(9)	6.00%	7/1/2016	AAA	2,000	2,085,720
Metropolitan Transn Auth NY Dedicated Tax Fd Ser A(9)	4.75%	4/1/2028	AAA	2,500	2,709,175
Metropolitan Transn Auth NY Tran Fac Rev Svc Cntrct Ser R	5.50%	7/1/2017	AAA	1,000	1,137,340
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	2,000	2,299,440
New York City Transn Fin Auth Auth Fut Tax 2004 Ser C	5.50%	5/1/2025	AAA	5	5,294
New York City Transn Fin Auth Auth Fut Tax 2005 C	5.50%	5/1/2025	AAA	550	582,296
New York City Transn Fin Auth Fut Tax Seed C	5.50%	5/1/2025	AAA	445	471,130
New York City Transn Fin Auth Rev Fut Tax 2nd Ser A	6.00%	8/15/2029	AAA	200	215,484
New York City Transn Fin Auth Rev Fut Tax 2nd Ser B	6.00%	11/15/2024	AAA	950	1,038,645
New York City Transn Fin Auth Rev Fut Tax 2nd Ser B	6.00%	11/15/2029	AAA	2,000	2,186,620
New York NY C(10)	5.75%	3/15/2027	AAA	1,000	1,108,600
New York NY City Transn Fin Auth Rev 2005 Fat Tax C	5.00%	5/1/2029	AAA	595	622,668
New York NY Prerefunded J	5.50%	6/1/2022	AA-	3,585	3,991,647
New York NY Ser C	5.625%	3/15/2020	AAA	1,000	1,099,850
NY New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev	5.50%	6/15/2033	AAA	3,585	3,864,272
NY New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B	6.00%	6/15/2033	AA+	1,470	1,599,639
NY New York City Muni Wtr Fin Wtr & Sew Sys Rev Ser B	6.00%	6/15/2033	AA+	3,360	3,679,536
NY St Dorm Auth Lease Rev Court Facs Ser A	5.50%	5/15/2020	A+	1,180	1,309,399

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
NY St Dorm Auth Lease Rev St Univ Dorm Facs Ser A	6.00%	7/1/2030	AA-	$3,500	$3,829,735
NY St Dorm Auth Lease Rev St Univ Dorm Facs Ser A	6.25%	7/1/2020	AA-	1,250	1,378,612
NY St Dorm Auth Rev City Univ Sys Cons 4th Gen A	5.50%	7/1/2023	AA-	1,215	1,316,938
NY St Dorm Auth Rev Pace Univ(14)	6.00%	7/1/2029	AAA	1,610	1,764,640
NY St Dorm Auth Rev St Univ Adl Facs Ser B(10)	5.75%	5/15/2017	AAA	395	428,532
NY St Dorm Auth Rev Upstate Cmnty Colleges Ser A(10)	6.00%	7/1/2015	AAA	300	328,815
NY St Dorm Auth Revs Mental D(13)(14)	6.00%	8/15/2021	AAA	980	1,008,351
NY St Dorm Auth Revs Mental Hlth Svcs B(14)	6.00%	2/15/2025	AAA	985	1,062,785
NY St Dorm Auth Revs Mental Hlth Svcs B(14)	6.00%	2/15/2030	AAA	985	1,062,785
NY St Envr Fac Corp St Clean Wtr & Drinking	6.00%	6/15/2019	AAA	80	85,164
Puerto Rico Comwlth Aqueduct & Swr Auth Rev ETM	10.25%	7/1/2009	AAA	455	497,147
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser B(14)	5.875%	7/1/2035	AAA	750	818,774
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser B	6.50%	7/1/2027	BBB+	2,000	2,219,440
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	6,000	6,528,540
Puerto Rico Comwlth Pub Impt(14)	5.00%	7/1/2024	AAA	1,000	1,035,520
Puerto Rico Comwlth Pub Impt(13)(14)	5.00%	7/1/2028	AAA	1,130	1,170,138
Puerto Rico Comwlth Pub Impt	5.375%	7/1/2025	BBB	1,640	1,661,976
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	555	599,822
Puerto Rico Comwlth Pub Impt Ser A(14)	5.75%	7/1/2026	AAA	3,000	3,224,820
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	1,000	1,091,780
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.70%	8/1/2025	Aaa	2,000	2,134,280
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2027	BBB	735	795,777

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.625%	7/1/2020	AA+	$115	$124,546
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.75%	7/1/2030	AA+	1,500	1,631,040
Total					67,055,864
Resource Recovery 0.61%
NY St Envr Facs Corp Solid Wst Disp Rev Wst Mgmnt Pj Ser A AMT	4.55%#	5/1/2012	BBB	1,500	1,509,180
Sales Tax 0.83%
New York City Transn Fin Auth Fut Tax 2nd Ser E	5.00%	2/1/2033	AAA	2,000	2,081,180
Special Tax 0.54%
New York NY City Transn Fin Auth Rev Unrefunded Bal 2005 Fut B	5.00%	5/1/2029	AAA	1,310	1,351,265
Tobacco 0.13%
TSASC Inc NY Ser 1	5.125%	6/1/2042	BBB	320	324,237
Transportation 19.19%
Metropolitan Transn Auth NY Rev Transn Ser A	5.00%	11/15/2021	A	5,000	5,365,000
Metropolitan Transn Auth NY Rev Transn Ser A	5.00%	11/15/2031	A	5,000	5,263,400
Metropolitan Transn Auth NY Rev Transn Ser F	5.00%	11/15/2030	A	3,000	3,149,910
Muni Secs Trust Ctfs Ser 2000-109 CL A CTF†	3.83%#	3/15/2016	Aa3	400	400,000
NY New York City Transn Auth Met Transn Auth Triborough ID COP RIBs(2)	7.71%	1/1/2030	Aaa	5,000	5,813,800
Niagara NY Frontier Auth Arpt Buffalo Niagara Intl Ser B(14)	5.50%	4/1/2019	AAA	690	726,446
NY New York City Indl Dev Agy Spl Fac Rev Terminal One Group Assn Pj AMT	5.50%#	1/1/2024	A3	2,000	2,160,700
NY St Twy Auth Gen Rev Ser G(10)	5.25%	1/1/2027	AAA	10,000	10,921,600
Port Auth NY & NJ Cons 93rd Ser	6.125%	6/1/2094	AA-	7,500	9,066,000
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	2,000	2,455,440

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW YORK TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Puerto Rico Comwlth Hwy & Transn Auth Sub PR St Infra	5.00%	7/1/2028	BBB	$1,000	$1,018,480
Triborough Brdg & Tunl Auth NY Gen Ser A	5.00%	11/15/2035	Aa2	1,500	1,581,540
Total					47,922,316
Water/Sewer 4.30%
New York NY City Muni Fin Auth Rev Wtr & Swr Sys Rev ROLs RRII R504 RIBs	6.149%	6/15/2039	AA+	5,000	5,458,500
New York NY City Muni Fin Auth Wtr & Swr Sys Rev Ref Ser C	4.75%	6/15/2033	AA+	3,000	3,079,590
NY St Envr Fac Corp St Clean Wtr & Drinking	6.00%	6/15/2019	AAA	1,420	1,509,020
Upper Mohawk NY Regl Wtr Fin Auth NY Wtr Sys Rev(2)	5.75%	4/1/2020	Aaa	650	699,432
Total					10,746,542
Total Municipal Bonds (cost $232,951,681)					247,048,015
				Shares (000)
SHORT-TERM INVESTMENT 0.01%
Money Market Mutual Fund
Dreyfus New York Municipal Cash Management (cost $30,600)				31	30,600
Total Investments in Securities 98.94% (cost $232,982,281)					247,078,615
Cash and Other Assets in Excess of Liabilities(g) 1.06%					2,644,323
Net Assets 100.00%					$249,722,938
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	156	Short	$(17,535,375)	$(299,677)

See Notes to Financial Statements.

Schedule of Investments

TEXAS TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 100.39%
Education 6.69%
Fort Bend TX Indpt Sch Dist Ser A PSF GTD	5.25%	8/15/2027	AAA	$500	$540,740
Lake Worth TX Indpt Sch Dist Sch Bldg Ser A(2)	5.25%	2/15/2031	AAA	1,020	1,098,550
Rockwall TX Indpt Sch Dist Sch Bldg PSF GTD	5.25%	2/15/2029	AAA	2,000	2,137,980
TX St Pub Fin Auth Charter Sch Fin Corp Rev Kipp Inc Ed Ser A(1)	5.00%	2/15/2036	A	1,500	1,531,395
Total					5,308,665
General Obligation 26.45%
Argyle TX Indpt Sch Dist(10)	5.25%	8/15/2040	AAA	1,000	1,071,030
Clear Creek TX Indpt Sch Dist PSF GTD	5.50%	2/15/2021	AAA	1,000	1,118,630
Crowley TX Indpt Sch Dist Sch Bldg PSF GTD	5.50%	8/1/2029	AAA	1,000	1,111,370
Dallas Cnty TX Ref & Impt Ser A	5.00%	8/15/2020	AAA	250	263,425
Dallas TX Indpt Sch Dist PSF GTD	5.00%	2/15/2021	AAA	300	314,046
Iraan Gen Hosp Pecos Cnty TX Hosp Dist(e)(15)	5.00%	2/15/2036	Aa3	1,000	1,031,170
Jacksboro TX Indpt Sch Dist Sch Bldg PSF GTD	5.125%	2/15/2031	AAA	1,000	1,065,700
Mansfield TX Indpt Sch Dist PSF GTD	5.25%	2/15/2023	AAA	1,000	1,063,920
Mineral Wells TX Indpt Sch Ref Sch Bldg PSF GTD	5.125%	2/15/2036	Aaa	1,000	1,062,990
Pflugerville TX Indpt Sch Dist PSF GTD	5.00%	8/15/2026	AAA	1,000	1,038,830
Puerto Rico Comwlth Ser PMD-8 RIBs(14)	7.46%	7/1/2026	Aaa	500	574,940
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.125%	7/1/2031	BBB	745	766,232
Snyder TX Indpt Sch Dist Sch Bldg(2)	5.25%	2/15/2030	AAA	500	539,240
Socorro TX Indpt Sch Dist Unrefunded Bal PSF GTD	6.00%	2/15/2015	AAA	35	35,302
TX St Ser B RIBs	8.618%	9/30/2011	Aa1	5,500	6,541,810
Tyler TX Indpt Sch Dist Sch Bldg PSF GTD	5.125%	2/15/2031	AAA	700	744,093
United Indpt Sch Dist TX PSF GTD	5.125%	8/15/2026	AAA	1,000	1,049,710
Webster TX Bal Cfts Oblig Ser A(10)	6.00%	3/1/2017	AAA	500	537,485
Winker County TX(15)	5.25%	2/15/2031	AA	1,000	1,060,660
Total					20,990,583

See Notes to Financial Statements.

Schedule of Investments (continued)

TEXAS TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare 2.12%
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Corp	5.25%	8/1/2036	Baa2	$400	$415,528
Puerto Rico Indl Tourist Edls & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	AA	910	1,007,525
Richardson TX Hosp Auth Hosp Ref & Impt Baylor/Richardson	5.625%	12/1/2028	BBB	250	259,075
Total					1,682,128
Housing 1.27%
TX St Dept Hsg & Cmnty Affairs Sing Fam Mtg Rev Ser D AMT	4.95%	9/1/2028	AAA	990	1,009,354
Industrial 14.27%
Cass Cnty TX Ind Dev Corp Envr Impt Rev Ser A AMT	6.00%	9/1/2025	BBB	1,000	1,068,840
Orange Cnty TX Nav & Port Dist Indl Dev Rev North Star Steel TX Pj	6.375%	2/1/2017	A+	2,400	2,444,400
Texas City TX Indl Dev Corp Marine Term Rev Arco Pipe Line	7.375%	10/1/2020	AA+	5,500	7,250,595
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	550	558,387
Total					11,322,222
Lease 1.34%
Harris Cnty Houston TX Sports Auth Rev Sr Lien Ser G(14)	5.25%	11/15/2021	AAA	1,000	1,063,430
Miscellaneous 0.47%
Aleutians East Burough AK Pj Rev Aleutian Pribilof Islands Inc(1)	5.50%	6/1/2036	A	350	369,845
Power 0.47%
Brazos River Auth TX Pollutn Ctrl Rev TXU Energy Co LLC Pj AMT	5.00%	3/1/2041	Baa2	375	377,737
Pre-Refunded 34.94%
Blanco TX Ctfs Oblig(16)	5.50%	8/15/2027	AAA	665	730,489
Fort Bend Cnty TX Muni Util Dist No 25(14)	6.00%	10/1/2028	AAA	2,170	2,222,405
Gregory Portland TX Indpt Sch Dist PSF GTD	5.50%	8/15/2020	AAA	1,075	1,149,218
Harris Cnty TX Hlth Fac Dev St Lukes Episcopal Hosp Ser A	5.375%	2/15/2026	AAA	1,000	1,076,660

See Notes to Financial Statements.

Schedule of Investments (continued)

TEXAS TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Harris Cnty TX Hlth Facs Dev Corp Hosp Rev Mem Hermann Hlthcare Ser A	6.375%	6/1/2029	A+	$1,750	$1,968,068
Houston TX Higher Ed Fin Corp Higher Ed Rev Rice Univ Pj Ser A	5.375%	11/15/2029	AAA	1,000	1,062,270
Katy TX Indpt Sch Dist Ltd Tax PSF GTD	6.125%	2/15/2032	AAA	1,000	1,057,840
Laredo TX Indpt Sch Dist PSF GTD	5.25%	8/1/2024	AAA	1,000	1,045,260
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	500	574,860
Pearland TX Indpt Sch Dist Bd Ser A PSF GTD	5.875%	2/15/2019	AAA	1,000	1,091,490
Pearland TX Indpt Sch Dist PSF GTD	5.125%	2/15/2022	AAA	1,500	1,553,055
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.00%	7/1/2031	BBB+	1,980	2,162,893
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	1,000	1,092,370
Puerto Rico Comwlth Pub Impt Ser A	5.125%	7/1/2031	AAA	380	406,573
Raven Hills TX Higher Ed Corp Student Hsg Rev Cardinal Vlg LLC Lamar Univ A(14)	5.50%	8/1/2028	Aaa	1,000	1,110,820
San Antonio TX Indpt Sch Dist PSF GTD	5.50%	8/15/2024	AAA	1,000	1,052,610
Socorro TX Indpt Sch Dist PSF GTD	6.00%	2/15/2015	AAA	885	892,859
Univ TX Univ Rev Fin Sys Ser A	5.375%	8/15/2017	AAA	3,030	3,179,197
Upper Trinity Regl Wtr Dist TX Wtr Rev Sys Ser 4(9)	6.00%	8/1/2026	AAA	3,025	3,285,453
Webster TX Ctfs Oblig Ser A(10)	6.00%	3/1/2017	AAA	940	1,012,662
Total					27,727,052
Resource Recovery 2.56%
Gulf Coast Wst Disp Auth TX Swr & Solid Wst Disp Rev AMT	5.90%	4/1/2036	A+	1,500	1,616,280
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%#	5/1/2028	BBB	400	417,684
Total					2,033,964
Special Tax 0.87%
San Antonio TX Hotel Occ TX Rev Ref Sub Lien(e)(10)	4.00%	8/15/2018	AAA	700	689,570

See Notes to Financial Statements.

Schedule of Investments (concluded)

TEXAS TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation 4.02%
Alliance Arpt Auth Inc TX Spl Facs Rev Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	$300	$304,332
Dallas Fort Worth TX Intl Arpt Impt Jnt Ser B AMT(10)	5.00%	11/1/2035	AAA	1,000	1,013,310
Houston TX Arpt Sys Rev Sub Lien Ser B(10)	5.50%	7/1/2030	AAA	1,000	1,059,780
NY New York City Indl Dev Agy Spl Fac Rev Terminal One Group Assn Pj AMT	5.50%#	1/1/2024	A3	750	810,263
Total					3,187,685
Water/Sewer 4.92%
Brazos River Auth TX Wtr Rev Supply Sys Ser A AMT(14)	5.00%	2/15/2028	AAA	1,000	1,033,650
Dallas TX Wtr Wks & Swr Sys Rev	5.00%	10/1/2012	AA+	750	779,528
El Paso TX Wtr & Swr Rev Ref & Impt Ser A(10)	5.25%	3/1/2027	AAA	1,000	1,057,230
San Antonio TX Wtr Rev Sys(10)	5.00%	5/15/2028	AAA	1,000	1,038,580
Total					3,908,988
Total Municipal Bonds (cost $73,886,768)					79,671,223
				Shares (000)
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $1,096)				1	1,096
Total Investments in Securities 100.39% (cost $73,887,864)					79,672,319
Liabilities in Excess of Cash and Other Assets(g) (0.39%)					(309,991)
Net Assets 100.00%					$79,362,328
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	17	Short	$(1,910,906)	$(32,700)

See Notes to Financial Statements.

Schedule of Investments

WASHINGTON TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 101.05%
Education 16.17%
Central WA Univ Sys Rev(9)	5.00%	5/1/2034	Aaa	$1,000	$1,044,160
Seattle WA Museum Dev Auth Spl Oblig GTD	5.125%	4/1/2031	AAA	1,000	1,066,960
Univ WA Ed Resh Rev Roosevelt Pj(13)(14)	5.375%	6/1/2029	AAA	1,100	1,143,351
WA St Higher Ed Facs Auth Rev Gonzaga Univ Pj(14)	4.75%	4/1/2022	AAA	1,000	1,009,310
WA St Higher Ed Facs Gonzaga Univ Pj(14)	5.125%	4/1/2034	AAA	2,080	2,202,221
Western WA Univ Rev Unrefunded Bal Student Rec Fee(14)	5.00%	5/1/2033	AAA	630	651,634
Total					7,117,636
General Obligation 18.03%
Bremerton WA(2)	5.25%	12/1/2027	Aaa	1,440	1,532,462
King Cnty WA Pub Transn Sales Tax(14)	5.375%	6/1/2029	AAA	1,000	1,088,500
King Cnty WA Sch Dist No 405 Bellevue(9)	5.00%	12/1/2020	AAA	2,000	2,112,580
King Cnty WA Ser B	4.50%	1/1/2024	AAA	320	320,208
King Cnty WA Ser B(14)	5.00%	1/1/2030	AAA	1,000	1,017,920
Port Seattle WA Ser B AMT	5.75%	12/1/2025	AAA	750	796,823
Skagit Cnty WA Pub Hosp Dist No 002(14)	5.25%	12/1/2026	Aaa	1,000	1,070,410
Total					7,938,903
Healthcare 7.88%
Puerto Rico Indl Tourist Edl & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	AA	1,000	1,106,360
Skagit Cnty WA Pub Hosp Dist No 1 Rev Skagit Vly Hosp	5.50%	12/1/2030	Baa2	750	789,623
WA St Hlth Care Facs Auth Rev Providence Hlthcare Svcs A(9)	5.00%	10/1/2036	AAA	1,500	1,574,595
Total					3,470,578
Housing 3.43%
NY New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser C(9)	3.78%#	6/15/2022	AAA	500	500,000
WA St Hsg Fin Commn Sing Fam Pg Ser 5A AMT(e)(6)(12)	4.90%	6/1/2037	Aaa	1,000	1,008,380
Total					1,508,380

See Notes to Financial Statements.

Schedule of Investments (continued)

WASHINGTON TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial 1.01%
Tob Sttlment Auth WA Tob Sttlment Asset Bkd	6.50%	6/1/2026	BBB	$405	$445,261
Miscellaneous 7.13%
Aleutians East Burough AK Pj Aleutian Pribilof Islands Inc(1)	5.50%	6/1/2036	A	300	317,010
Bellevue WA Convtn Ctr Auth Spl Oblig Rev(14)	Zero Coupon	2/1/2024	AAA	1,400	644,294
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB	1,000	1,068,050
Spokane WA Pub Fac Dist Hotel Motel & Sales Use Tax(14)	5.75%	12/1/2028	AAA	1,000	1,109,910
Total					3,139,264
Power 9.16%
Chelan Cnty WA Pub Util Dist No 1 Cons Rev Ser A AMT(14)	6.40%	7/1/2017	AAA	1,000	1,037,240
Clark Cnty WA Pub Util Dist No 1 Rev(10)	5.125%	1/1/2020	AAA	400	418,164
Grant Cnty WA Pub Util Dist No 2 Elec Rev Ser H(10)	5.00%	1/1/2022	AAA	1,000	1,002,800
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	A3	1,500	1,575,240
Total					4,033,444
Pre-Refunded 19.75%
King Cnty WA Sch Dist No 414 Lake Washington CR(10)	5.50%	12/1/2019	AAA	1,000	1,075,120
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	1,000	1,149,720
Ocean Shores WA Wtr & Swr(10)	5.50%	12/1/2021	Aaa	1,000	1,082,550
Port Seattle WA Spl Fac Rev Ser C AMT(14)	6.00%	9/1/2029	AAA	915	990,158
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.00%	7/1/2031	BBB+	1,000	1,092,370
Univ WA Univ Revs Student Facs Fee(10)	5.50%	6/1/2019	AAA	810	871,114
Vancouver WA Ltd Tax(2)	5.50%	12/1/2025	AAA	1,255	1,349,276
Vancouver WA Wtr & Swr Rev(9)	6.00%	6/1/2020	AAA	1,000	1,062,360
Western WA Univ Rev Student Rec Fee(14)	5.00%	5/1/2033	AAA	20	21,413
Total					8,694,081

See Notes to Financial Statements.

Schedule of Investments (concluded)

WASHINGTON TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery 0.53%
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%#	5/1/2028	BBB	$225	$234,947
Transportation 15.36%
Alliance Arpt Auth Inc TX Spl Facs Rev Ref Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	180	182,599
Central Puget Sound WA Regl Transit Auth Sales Tax & Motor(9)	5.25%	2/1/2021	AAA	1,750	1,959,160
Port Kalama WA Rev Ser B AMT	5.625%	12/1/2015	A3	400	400,988
Port Seattle WA Spl Fac Rev Unrefunded Bal Ser C AMT(14)	6.00%	9/1/2029	AAA	1,085	1,158,997
Port Tacoma WA Ser A(2)	5.25%	12/1/2034	AAA	2,000	2,139,400
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	750	920,790
Total					6,761,934
Water/Sewer 2.60%
Pierce Cnty WA Swr Rev(2)	5.00%	8/1/2021	AAA	1,100	1,146,299
Total Municipal Bonds (cost $41,476,839)					44,490,727
				Shares (000)
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $647)				1	647
Total Investments in Securities 101.05% (cost $41,477,486)					44,491,374
Liabilities in Excess of Cash and Other Assets(g) (1.05%)					(461,443)
Net Assets 100.00%					$44,029,931
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	9	Short	$(1,011,656)	$(17,332)

See Notes to Financial Statements.

Schedule of Investments

INSURED INTERMEDIATE TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 96.74%
Education 15.36%
Allegheny Cnty PA Higher Ed Duquesne Univ Ser A(9)	5.00%	3/1/2013	AAA	$150	$161,651
Delaware Cnty PA Auth Univ Rev Ref Villanova Univ(9)	5.00%	8/1/2010	AAA	200	210,496
PA St Higher Edl Facs Auth Rev Temple Univ(14)	5.00%	4/1/2010	AAA	250	262,140
Pierce Cnty WA Sch Dist No 416 White River(10)	5.00%	12/1/2015	Aaa	250	272,807
Univ TX Univ Rev Fin Sys Ser D	5.25%	8/15/2016	AAA	350	383,208
University AR Univ Revs Facs Fayetteville Campus(2)	5.00%	11/1/2014	Aaa	350	380,737
Total					1,671,039
General Obligation 37.17%
Arlington TX(10)	5.00%	8/15/2011	AAA	325	345,121
Austin TX Indpt Sch Dist PSF GTD	5.25%	8/1/2015	AAA	250	277,147
Hancock Cnty MS Sch Dist(2)	5.00%	4/15/2010	Aaa	160	167,579
Hemet CA Univ Sch Dist 2002 Election Ser C(14)	5.00%	8/1/2011	AAA	200	213,752
HI St Ser DG(2)	5.00%	7/1/2015	AAA	240	262,358
Jersey City NJ Ref Pub Impt Ser A(14)	5.25%	9/1/2015	AAA	250	274,910
Maui Cnty HI Ser A(14)	5.00%	7/1/2018	AAA	300	327,024
NC St Ser A	5.00%	6/1/2010	AAA	150	157,815
NJ St Ser L(2)	5.25%	7/15/2013	AAA	300	328,584
Philadelphia PA(4)	4.50%	8/1/2012	AAA	250	261,583
River Rouge MI Sch Dist(9)	5.00%	5/1/2011	AAA	300	317,823
Salem Keizer OR Sch Dist No 24J(10)	5.00%	6/15/2011	AAA	200	212,168
St Louis Park MN Indpt Sch Dist No 283 Ref Sch Bldg Ser B(10)	5.00%	2/1/2015	Aaa	300	324,408
Tantasqua MA Regl Sch Dist(10)	4.50%	10/1/2013	Aaa	235	247,822
Washoe Cnty NV Sch Dist Ser B(14)	5.00%	6/1/2014	AAA	300	324,957
Total					4,043,051

See Notes to Financial Statements.

Schedule of Investments (continued)

INSURED INTERMEDIATE TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare 2.43%
SC Jobs Econ Dev Auth Hosp Facs Rev Tuomey(4)	5.00%	11/1/2011	AAA	$250	$263,840
Housing 3.00%
LA St Citizens Ppty Ins Corp Assmnt Rev Ser B(2)	5.00%	6/1/2016	AAA	300	326,331
Industrial 3.01%
Rensselaer Cnty NY Indl Dev Agy Civic Fac Rev Rensselaer Polytechnic Institute(16)	5.00%	3/1/2016	AAA	300	327,498
Lease 5.37%
CA St Pub Wks Bd Hlth Svcs Richmond Lab B(16)	5.00%	11/1/2017	AAA	315	341,010
OR St Dept Admin Svcs Ser A COP(10)	5.00%	5/1/2018	AAA	225	242,716
Total					583,726
Miscellaneous 8.84%
CA St Econ Recovery Ser A(9)	5.25%	7/1/2014	AAA	200	221,542
FL St Dept Envr Protn Preservation Rev FL Forever Ser B(14)	5.00%	7/1/2012	AAA	300	320,952
MI St(13)(14)	5.50%	12/1/2013	AAA	100	111,423
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A(9)	3.676%#	4/1/2014	AAA	200	199,854
OR St Dept Admin Svcs(10)	5.00%	9/1/2012	AAA	100	107,333
Total					961,104
Power 6.08%
Houston TX Util Sys Rev Combined First Lien(10)	5.00%	11/15/2016	AAA	250	273,887
MI Pub Pwr Agy Rev Ref Belle River Pj Ser A(14)	5.25%	1/1/2016	AAA	250	276,985
Puerto Rico Elec Pwr Auth Ser JJ(14)	5.25%	7/1/2013	AAA	100	109,919
Total					660,791

See Notes to Financial Statements.

Schedule of Investments (concluded)

INSURED INTERMEDIATE TAX-FREE FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Sales Tax 4.46%
IL St Sales Tax Rev First Ser(10)	5.25%	6/15/2013	AAA	$100	$109,115
MI St Trunk Line(9)	5.00%	11/1/2012	AAA	350	376,317
Total					485,432
Transportation 6.52%
Clark Cnty NV Arpt Rev Sub Lien Ser A(2)	5.00%	7/1/2016	AAA	250	272,945
New Haven CT Air Rights Pkg(2)	5.375%	12/1/2012	AAA	100	109,837
NJ St Transn Tr Fd Auth Grant Antic Bds Ser A(9)	5.00%	6/15/2017	AAA	300	326,670
Total					709,452
Water/Sewer 4.50%
Columbus GA Wtr & Sew Rev(10)	5.25%	5/1/2013	AAA	100	109,459
Lansing MI Sew Disp Sys(9)	5.00%	5/1/2014	AAA	150	162,879
Pima Cnty AZ Swr Rev(10)	5.00%	7/1/2014	AAA	200	217,492
Total					489,830
Total Municipal Bonds (cost $10,345,222)					10,522,094
				Shares (000)
SHORT-TERM INVESTMENT 0.01%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $836)				1	836
Total Investments in Securities 96.75% (cost $10,346,058)					10,522,930
Cash and Other Assets in Excess of Liabilities 3.25%					353,860
Net Assets 100.00%					$10,876,790

See Notes to Financial Statements.

Schedule of Investments

FLORIDA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.11%
Education 5.44%
Jacksonville FL Pollutn Rev Daily Ref FL Pwr & Lt Co Pj	3.86%#	5/1/2029	Aa3	$100	$100,000
Miami-Dade Cnty FL Edl Facs Auth Rev Ser A(2)	6.00%	4/1/2023	AAA	2,000	2,164,240
Pinellas Cnty FL Edl Facs Auth Rev Eckerd College Pj(1)	5.25%	10/1/2029	A	500	530,735
Tampa FL Rev Univ Tampa Pj(4)	5.00%	4/1/2035	Aaa	1,000	1,050,100
Total					3,845,075
General Obligation 7.18%
Hillsborough Cnty FL Sch Bd COP(14)	5.00%	7/1/2029	AAA	1,000	1,047,680
Puerto Rico Comwlth PMD 8 RIBs(14)	7.46%	7/1/2026	Aaa	3,500	4,024,580
Total					5,072,260
Healthcare 14.21%
Brevard Cnty FL Hlth Facs Auth Hlthcare Facs Rev Hlth First Inc Pj	5.00%	4/1/2034	A	1,000	1,037,490
Delware Cnty IN Hosp Auth Hosp Rev Cardinal Hlth Sys Oblig Grp	5.25%	8/1/2036	Baa2	350	363,587
Halifax Hosp Med Ctr FL Hosp Rev Ref & Impt Ser A	5.00%	6/1/2038	BBB+	175	180,316
Halifax Hosp Med Ctr FL Hosp Rev Ref & Impt Ser A	5.25%	6/1/2026	BBB+	175	185,038
Highlands Cnty FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys Ser C	5.25%	11/15/2036	A+	1,000	1,061,190
Highlands Cnty FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys Ser D	5.875%	11/15/2029	A+	2,000	2,183,520
Hilsborough Cnty FL Indl Dev Auth Hosp Rev RIBs	6.636%	10/1/2041	Aaa	1,000	1,116,340
Miami FL Hlth Facs Auth Catholic Hlth East Ser B	5.25%	11/15/2033	A1	225	236,142
Orange Cnty FL Hlth Facs Auth Hosp Orlando Regl Hlthcare B	4.75%	11/15/2036	A	1,000	1,009,950
Puerto Rico Indl Tourist Edls Med Envr Ctrl Fac Hosp de la Concepcion A	6.50%	11/15/2020	AA	410	458,774
Sarasota Cnty FL Pub Hosp Bd Rev Sarasota Mem Hosp Ser B(14)	5.50%	7/1/2028	AAA	1,875	2,205,319
Total					10,037,666

See Notes to Financial Statements.

Schedule of Investments (continued)

FLORIDA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing 2.29%
FL Hsg Fin Corp Rev Hmownr Mtg Ser 4 AMT(6)(12)	5.00%	7/1/2021	AA	$1,000	$1,032,740
Lee Cnty FL Hsg Fin Auth Sing Fam Mtg Rev AMT(6)(12)	6.40%	3/1/2029	Aaa	495	499,301
Orange Cnty FL Hsg Fin Auth Hmowner Rev Cap App Ser A1 AMT(12)	Zero Coupon	3/1/2028	Aaa	265	84,824
Total					1,616,865
Industrial 3.37%
Escambia Cnty FL Env Impt Rev Ref Intl Paper Co Pjs A AMT	5.00%	8/1/2026	BBB	500	503,370
Lee Cnty FL Ind Dev Auth Ref Bonita Springs Util Pj AMT(2)	5.125%	11/1/2019	AAA	1,250	1,317,500
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	550	558,388
Total					2,379,258
Miscellaneous 18.66%
Aleutians East Burough AK Pj Rev Aleutian Pribilof Islands Inc(1)	5.50%	6/1/2036	A	350	369,845
Jacksonville FL Excise Taxes Ref Ser C AMT(14)	5.25%	10/1/2020	AAA	1,000	1,067,410
Jacksonville FL Sales Tax Rev Ref & Impt Loc Govt(9)	5.375%	10/1/2018	AAA	1,000	1,085,920
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A(9)	3.676%#	4/1/2014	AAA	1,500	1,498,905
Miami-Dade Cnty FL Spl Oblig Sub Ser A(14)	Zero Coupon	10/1/2024	AAA	3,000	1,197,060
Miami-Dade Cnty FL Spl Oblig Sub Ser B(14)	5.00%	10/1/2037	AAA	1,000	1,023,440
Orange Cnty FL Sales Tax Rev Ser B(9)	5.125%	1/1/2032	AAA	1,425	1,506,239
Orange Cnty FL Tourist Dev Sub(2)	5.125%	10/1/2025	AAA	1,445	1,537,625
Osceola Cnty Tourist Dev Tax Rev Ser A(9)	5.00%	10/1/2032	AAA	1,400	1,463,308
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.25%	7/1/2033	BBB	1,250	1,321,500
Tampa FL Sports Auth Rev Tampa Bay Arena Pj(14)	6.00%	10/1/2015	AAA	450	507,762
West Palm Beach FL Cmnty Cnty Redev Agy Northwood-Pleasant Cmnty Redev	5.00%	3/1/2029	A	575	597,281
Total					13,176,295

See Notes to Financial Statements.

Schedule of Investments (continued)

FLORIDA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Power 1.67%
Emerald Coast FL Utils Auth Rev Sys(9)	5.25%	1/1/2036	AAA	$1,000	$1,078,080
Orange Cnty FL Sch Bd Ser B COP(2)	3.85%#	8/1/2025	Aaa	100	100,000
Total					1,178,080
Pre-Refunded 27.41%
Boca Raton FL	5.25%	7/1/2016	AAA	1,615	1,702,000
Boca Raton FL	5.25%	7/1/2017	AAA	1,000	1,053,870
FL St Bd of Ed Pub Ed Cap Outlay Ser A	5.25%	6/1/2024	AAA	2,000	2,133,880
FL St Bd of Ed Pub Ed Cap Outlay Ser E	5.625%	6/1/2025	AAA	1,000	1,079,700
Highlands Cnty FL Hlth Facs Auth Rev Hosp Adventist/Sunbelt Ser A	6.00%	11/15/2031	A2	2,000	2,237,960
Miami-Dade Cnty FL Expwy Auth Toll Sys Rev(9)	6.375%	7/1/2029	AAA	1,250	1,384,050
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	1,250	1,437,150
Orange Cnty FL Hlth Facs Auth Rev Hosp Orlando Regl Hlthcare	5.75%	12/1/2032	A	1,000	1,115,420
Orange Cnty FL Tourist Dev Tax Rev ETM(2)	6.00%	10/1/2016	AAA	710	721,644
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.00%	7/1/2031	BBB+	1,000	1,092,370
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.50%	7/1/2027	BBB+	1,000	1,109,720
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	880	961,286
Tampa Bay Wtr FL Util Sys Rev(9)	6.00%	10/1/2024	AAA	3,000	3,332,070
Total					19,361,120
Resource Recovery 1.60%
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%#	5/1/2028	BBB	350	365,474
Jacksonville FL Pollutn Rev Anheuser-Busch Pj	5.70%	8/1/2031	A+	750	761,991
Total					1,127,465
Transportation 8.29%
Alliance Arpt Auth Inc TX Spl Facs Rev Ref Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	300	304,332
FL Ports Fin Commn Rev St Transn Tr Fd Intermodal Pg AMT(9)	5.50%	10/1/2029	AAA	1,295	1,347,370

See Notes to Financial Statements.

Schedule of Investments (concluded)

FLORIDA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miami-Dade Cnty FL Aviation Rev Miami Intl Arpt Ser A AMT(16)	5.00%	10/1/2037	AAA	$2,000	$2,085,300
Miami-Dade Cnty FL Expwy Auth Toll Sys Rev(9)	5.125%	7/1/2025	Aaa	750	793,282
Pensacola FL Arpt Rev Ser A AMT(14)	6.125%	10/1/2018	AAA	1,250	1,320,988
Total					5,851,272
Water/Sewer 7.99%
Melbourne FL Wtr & Swr Rev Ref & Impt Ser A(9)	5.00%	10/1/2032	AAA	1,000	1,045,220
Miami Beach FL Stormwater Rev(9)	5.25%	9/1/2020	AAA	1,000	1,063,430
Miami Beach FL Wtr & Swr Rev(2)	5.25%	9/1/2020	AAA	1,000	1,063,430
Miami Beach FL Wtr & Swr Rev(2)	5.50%	9/1/2027	AAA	1,000	1,069,050
Ocala FL Wtr & Swr Rev(9)	5.25%	10/1/2027	Aaa	800	858,544
Sebring FL Wtr & Wastewtr Rev(9)	5.25%	1/1/2020	AAA	500	540,495
Total					5,640,169
Total Municipal Bonds (cost $64,251,363)					69,285,525
				Shares (000)
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus FL Municipal Cash Management (cost $429)				— (b)	429
Total Investments in Securities 98.11% (cost $64,251,792)					69,285,954
Cash and Other Assets in Excess of Liabilities(g) 1.89%					1,337,184
Net Assets 100.00%					$70,623,138
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	20	Short	$(2,248,125)	$(38,420)

See Notes to Financial Statements.

Schedule of Investments

GEORGIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 97.56%
Education 20.46%
Albany-Dougherty GA Inner City Auth Rev Albany St Univ Student Hsg A(16)	5.00%	7/1/2031	AAA	$1,000	$1,050,490
Americus-Sumter GA Payroll Dev Auth Rev GSW Fndtn Student Hsg Pj(4)	5.00%	6/1/2036	AAA	2,285	2,395,457
Athens GA Hsg Auth Student Hsg Lease Rev Univ of GA East Campus(2)	5.00%	12/1/2027	Aaa	2,000	2,095,880
Athens GA Hsg Auth Student Hsg Lease Rev Univ of GA East Campus(2)	5.25%	12/1/2023	Aaa	775	832,187
Athens-Clarke Cnty GA Univ Govt UGA Rev CCRC Bldg LLC Pj(2)	5.00%	12/15/2032	AAA	1,050	1,095,350
Bulloch Cnty GA Dev Auth GA South Univ Pj(2)	5.00%	8/1/2021	Aaa	400	421,428
Fulton Cnty GA Dev Auth Rev GA Tech Athletic Assoc(2)	5.50%	10/1/2017	AAA	1,000	1,098,090
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac II Pj Ser A	5.125%	11/1/2021	AA+	750	798,660
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Fdg Ser A	5.00%	11/1/2031	AA+	1,400	1,455,104
Fulton Cnty GA Dev Auth Rev Molecular Science Bldg Pj(14)	5.00%	5/1/2034	AAA	2,000	2,092,260
Fulton Cnty GA Dev Auth Rev Morehouse College Pj(2)	5.875%	12/1/2030	AAA	1,850	2,014,317
Fulton Cnty GA Dev Auth Rev Tuff Morehouse Pj Ser A(2)	5.50%	2/1/2022	AAA	1,000	1,088,240
Marietta GA Dev Auth Rev Ser Student Hsg SPSU Student Hsg I	5.125%	9/15/2023	A2	1,000	1,057,300
Peach Cnty GA Dev Auth Student Hsg Facs Rev Fort Vly St Unitv Fndtn PPTY(2)	5.00%	6/1/2023	AAA	1,115	1,197,075
Peach Cnty GA Dev Auth Student Hsg Facs Rev Fort Vly St Univ Fndtn PPTY LLC(2)	5.00%	6/1/2034	AAA	1,000	1,050,760
Private Colleges & Univs Auth GA Rev Spelman College	5.25%	6/1/2021	Aa3	1,340	1,436,185
Richmond Cnty GA Dev Auth ASU Jaguar Student Hsg LLC A	5.25%	2/1/2030	A3	2,000	2,074,900
Richmond Cnty GA Dev Auth Edl Facs Rev ASU Jaguar Student Ctr Ser A(16)	5.00%	7/1/2034	Aaa	1,000	1,054,220
Total					24,307,903

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation 3.39%
GA St Ser F	5.00%	11/1/2018	AAA	$1,000	$1,066,760
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	BBB	1,000	1,068,320
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.125%	7/1/2031	BBB	665	683,953
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.375%	7/1/2028	BBB	1,155	1,208,176
Total					4,027,209
Healthcare 5.80%
Athens-Clarke Cnty GA Univ Govt Catholic Hlth East Issue	5.50%	11/15/2032	A	1,000	1,062,210
Clarke Cnty GA Hosp Auth Rev Ctfs Athens Regl Med Ctr Pj(14)	5.125%	1/1/2032	AAA	500	524,290
Cobb Cnty GA Hosp Auth Rev Ref & Impt Rev Antic Ctfs(2)	5.25%	4/1/2024	AAA	1,000	1,078,210
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2026	BBB+	1,000	1,016,680
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.25%	12/1/2022	BBB+	1,000	1,042,350
Glynn-Brunswick Mem Hosp Auth GA Rev Unrefunded Bal 2005 Antic Ctfs(14)	6.00%	8/1/2016	AAA	100	102,147
Puerto Rico Indl Tourist Ed & Med Envr Ctrl Facs Hosp de la Concepcion A	6.50%	11/15/2020	AA	410	458,774
Ware Cnty GA Hosp Auth Rev Antic Ctfs GTD(14)	5.50%	3/1/2021	Aaa	500	539,895
Wayne Cnty GA Hosp Auth Rev GTD(16)	5.00%	3/1/2023	Aaa	1,000	1,064,010
Total					6,888,566
Housing 3.19%
GA St Hsg & Fin Auth Rev Sing Fam Mtg Ser B AMT	5.05%	12/1/2031	AAA	1,000	1,022,010
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.90%	12/1/2031	AAA	2,000	2,050,780
GA St Hsg & Fin Auth Rev Sing Fam Sub Ser D-2 AMT	5.75%	12/1/2031	AAA	90	93,594
GA St Hsg & Fin Auth Rev Sub Ser A-2 AMT	4.875%	12/1/2024	AAA	100	102,090
Savannah GA Econ Dev Auth Multi Fam Hsg Rev AMT(11)	5.15%	11/20/2022	AAA	500	521,200
Total					3,789,674

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial 2.44%
Albany Dougherty GA Payroll Dev Auth Procter & Gamble AMT	5.20%	5/15/2028	AA-	$545	$610,275
Childrens Tr Fd Puerto Rico Tob Settlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	750	777,390
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Rev Sr Maxon Atlantic Station A AMT	5.125%#	3/1/2026	BBB	500	508,380
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2030	BBB	1,000	1,007,600
Total					2,903,645
Lease 4.42%
Assoc Cnty Commnrs GA Leasing Pj Unrefunded Bal Pub Purp Pj COP(2)	5.625%	7/1/2020	AAA	10	10,775
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser A	5.00%	1/1/2035	A3	1,250	1,279,575
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser C	4.625%	1/1/2035	A3	1,000	988,270
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	5.00%	6/1/2026	AA	1,040	1,089,993
GA Muni Assn Inc Ctfs City Court Atlanta Pj(2)	5.25%	12/1/2026	AAA	750	804,975
GA Sch Bds Assoc Inc Dekalb Cnty Pub Schs Pj COP(14)	5.00%	12/1/2023	AAA	1,000	1,074,410
Total					5,247,998
Miscellaneous 1.44%
Cobb Marietta GA Coliseum & Exhibit Hall Auth Rev(14)	5.625%	10/1/2026	AAA	1,000	1,179,600
George L Smith II GA World Congress Ctr Auth Rev AMT(14)	5.75%	7/1/2015	AAA	500	534,405
Total					1,714,005
Power 7.90%
Appling Cnty GA Dev Auth Pollutn Ctrl Rev GA Pwr Co Plant Hatch Pj(2)	4.40%	7/1/2016	AAA	1,000	1,018,800
Burke Cnty GA Dev Auth Pollutn Ctrl Rev Oglethorpe Pwr Corp Vogtle(2)	3.84%#	1/1/2022	AAA	300	300,000
Cobb Cnty GA Dev Auth Pollutn Ctrl Rev GA Pwr Co Plant Pj	3.84%#	7/1/2011	A	1,200	1,200,000
Monroe Cnty GA Dev Auth GA Pollutn Ctrl Rev Pwr Co Scherer Pj 1st Ser(2)	4.90%#	7/1/2036	AAA	2,000	2,033,680

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Muni Elec Auth GA Combustion Cycle Pj Ser A(14)	5.00%	11/1/2020	AAA	$1,000	$1,062,330
Muni Elec Auth GA Combustion Cycle Pj Ser A	5.00%	11/1/2023	A	1,000	1,017,300
Muni Elec Auth GA Combustion Turbine Pj Ser A(14)	5.25%	11/1/2022	AAA	1,445	1,555,239
Puerto Rico Elec Pwr Auth Pwr Rev Ser HH(10)	5.25%	7/1/2029	AAA	1,135	1,204,553
Total					9,391,902
Pre-Refunded 24.17%
Assoc Cnty Commnrs GA Leasing Pg Pub Purp Pj COP(2)	5.625%	7/1/2020	AAA	15	16,218
Atlanta GA Arpt Facs Rev Ref Gen Ser A(9)	5.60%	1/1/2030	AAA	1,500	1,607,145
Atlanta GA ETM	5.60%	12/1/2015	AA-	95	97,249
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM(14)	Zero Coupon	8/1/2015	AAA	395	229,298
College Park GA Business & Indl Dev Auth Civic Ctr Pj Rev(2)	5.75%	9/1/2026	AAA	450	493,834
Fayette Cnty GA Pub Facs Auth Rev Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	1,000	1,092,460
Forsyth Cnty GA Sch Dist	6.00%	2/1/2016	AA	2,000	2,185,220
Forsyth Cnty GA Wtr & Swr Auth Rev	6.25%	4/1/2021	AA	750	821,542
Muni Secs Trust Ctfs Ser 7005 Cl B ETM RIBs†	7.134%	10/1/2040	Aaa	1,000	1,149,720
Private Colleges & Univs Auth GA Rev Emory Univ Pj Ser A	5.50%	11/1/2020	AA	1,000	1,080,430
Private Colleges & Univs Auth GA Rev Emory Univ Pj Ser A	5.50%	11/1/2025	AA	1,000	1,064,670
Private Colleges & Univs Auth GA Rev Mercer Univ Pj	5.75%	10/1/2031	Baa2	500	555,625
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	250	273,092
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser B(14)	5.875%	7/1/2020	AAA	1,000	1,091,700
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,500	1,632,135
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.375%	7/1/2036	AAA	1,405	1,537,815

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	$1,885	$2,099,626
Puerto Rico Comwlth Pub Impt Ser A	5.00%	7/1/2027	AAA	370	397,824
Puerto Rico Comwlth Pub Impt Ser A	5.125%	7/1/2031	AAA	335	358,427
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	580	626,841
Puerto Rico Comwlth Pub Impt Ser A(14)	5.75%	7/1/2026	AAA	1,990	2,139,131
Puerto Rico Pub Fin Corp Comwlth Approp Ser A(14)	5.50%	8/1/2020	AAA	1,500	1,631,355
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.70%	8/1/2025	Aaa	3,000	3,201,420
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D GTD	5.375%	7/1/2033	BBB	1,685	1,835,150
Puerto Rico Pub Bldgs Auth Rev Unrefunded Govt Facs Ser D GTD	5.25%	7/1/2036	BBB	915	990,661
Savannah GA Econ Dev Auth Rev Sub Ser C ETM	Zero Coupon	12/1/2021	Aaa	1,000	514,690
Total					28,723,278
Resource Recovery 2.24%
Atlanta GA Wtr & Wstwtr Rev Ser A Unrefunded Bal(9)	5.00%	11/1/2029	AAA	2,090	2,154,288
Cobb Cnty GA Dev Auth Solid Wst Disp Rev GA Wst Mngt Pj Ser A AMT	5.00%	4/1/2033	BBB	500	506,105
Total					2,660,393
Sales Tax 1.09%
Metropolitan Atlanta Rapid Transn Auth GA Sales Tax Rev Ser N(13)(14)	6.25%	7/1/2018	AAA	465	545,399
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts(9)	4.25%	10/1/2029	AAA	750	746,722
Total					1,292,121
Special Tax 1.01%
Atlanta GA Dev Auth Rev Opportunity Pj(2)	5.00%	12/1/2018	AAA	1,105	1,202,240
Transportation 5.91%
Atlanta GA Arpt Fac Rev AMT(14)	Zero Coupon	1/1/2010	AAA	760	632,449
Atlanta GA Arpt Passenger Fac Charge Rev Sub Lien Gen Purp Ser J(10)	5.00%	1/1/2034	AAA	2,000	2,093,340
Atlanta GA Arpt Rev Gen Ser A AMT(10)	5.125%	1/1/2030	AAA	100	104,907

See Notes to Financial Statements.

Schedule of Investments (concluded)

GEORGIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Augusta GA Arpt Rev Gen Passenger Fac Charge A	5.15%	1/1/2035	Baa3	$420	$433,339
College Park GA Business Indl Dev Auth Rev Civic Ctr Pj(2)	5.25%	9/1/2026	AAA	1,000	1,091,130
Macon Bibb Cnty GA Indl Auth Arpt Impt Rev Atlantic AMT(2)	5.00%	4/1/2018	AAA	500	519,930
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	1,750	2,148,510
Total					7,023,605
Water/Sewer 14.10%
Atlanta GA Wtr & Wstwtr Rev(10)	5.00%	11/1/2037	AAA	3,820	3,998,012
Augusta GA Wtr & Swr Rev(10)	5.25%	10/1/2022	AAA	500	538,245
Augusta GA Wtr & Swr Rev(10)	5.25%	10/1/2030	AAA	1,110	1,180,341
Augusta GA Wtr & Swr Rev(10)	5.25%	10/1/2034	AAA	1,000	1,083,360
Carroll Cnty GA Wtr Auth Wtr & Swr Rev(2)	5.25%	7/1/2021	Aaa	500	540,275
DeKalb Cnty GA Wtr & Swr Rev ROLS RR II R 567 RIBs	6.139%	10/1/2035	Aa2	6,270	6,795,175
Elberton GA Combined Util Sys Rev Ref & Impt(2)	5.50%	1/1/2019	Aaa	550	596,744
Fulton Cnty GA Wtr & Swr Rev(9)	4.75%	1/1/2028	AAA	1,215	1,227,357
Glynn Cnty GA Wtr & Swr Rev Ref & Impt(2)	5.00%	4/1/2023	Aaa	750	791,625
Total					16,751,134
Total Investments in Municipal Bonds 97.56% (cost $111,216,074)					115,923,673
Cash and Other Assets in Excess of Liabilities(g) 2.44%					2,895,110
Net Assets 100.00%					$118,818,783
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S.-20 Year Treasury Bond	December 2006	99	Short	$(11,128,219)	$(190,137)

See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 102.27%
Acute Care Hospital 1.30%
Fulton Cnty PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Pj	5.875%	7/1/2031	NR	$1,500	$1,552,125
MI St Hosp Fin Auth Rev Chelsea Cmnty Hosp Oblig	5.00%	5/15/2030	BBB	3,175	3,234,912
NY St Dorm Auth Revs Mt Sinai NYU Hlth Rmkt	5.50%	7/1/2026	Baa2	1,500	1,526,250
St Paul MN Hsg & Redev Auth Hosp Rev Hltheast Pj	6.00%	11/15/2035	Baa3	5,750	6,240,015
Washington Cnty AR Hosp Rev Ref Regl Med Ctr Ser B	5.00%	2/1/2030	BBB	1,500	1,533,720
Total					14,087,022
Airlines 3.93%
Charlotte NC Spl Facs Rev Ref Charlotte/Douglas Intl Arpt AMT	5.60%	7/1/2027	NR	2,020	2,029,272
Houston TX Arpt Sys Rev Spl Facs Continental Airlines C AMT	6.125%	7/15/2027	B-	3,120	3,122,340
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2019	B	3,130	3,223,055
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	7.20%#	11/15/2030	B	755	799,666
NY New York City Indl Dev Agy Spl Fac Rev American Airlines JFK Intl Arpt AMT	7.625%#	8/1/2025	B	28,300	33,311,930
Total					42,486,263
Airport Passenger Facility Charge 1.14%
Augusta GA Arpt Rev Gen Ser C AMT	5.45%	1/1/2031	Baa3	2,410	2,502,110
Phoenix AZ Indl Dev Auth Arpt Fac Rev America West Airlines Inc Pj AMT	6.25%	6/1/2019	Caa2	1,200	1,234,956
Tulsa OK Muni Arpt Tr Rev Ref AMR Corp Ser B AMT	5.65%#	12/1/2035	B	8,610	8,649,090
Total					12,386,156
Airport Special Facility 2.50%
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.375%	11/15/2026	NR	2,305	2,401,741
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	5,000	5,214,650
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	8,900	9,164,597

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	$2,360	$2,516,397
NY New York City Indl Dev Agy Spl Fac Rev American Airlines JFK Intl Arpt AMT	7.125%	8/1/2011	B	5,425	5,734,876
Tulsa OK Muni Arpt Tr Rev Ref AMR Corp Ser A AMT	5.375%#	12/1/2035	B	2,000	2,000,980
Total					27,033,241
Charter Schools 4.36%
Charyl Stockwell Academy MI COP	5.75%	10/1/2025	NR	4,130	4,222,801
Chester Cnty PA Indl Dev Auth Rev Renaissance Academy Pj A	5.625%	10/1/2015	NR	1,870	1,887,915
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.65%	11/1/2025	BB	1,000	1,003,470
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.75%	11/1/2030	BB	1,255	1,263,747
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.00%	5/15/2036	BB-	2,000	2,011,440
Kansas City MO Indl Dev Auth Rev Allen Vlg Sch Pj A†	6.125%	8/1/2026	NR	1,550	1,564,772
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj A†	6.25%	8/1/2036	NR	2,815	2,842,812
MI Pub Edl Facs Auth Rev Ltd Oblig Old Redford Pj Ser A	5.875%	12/1/2030	BBB-	3,720	3,810,917
Milwaukee WI Redev Auth Rev Science Ed Consortium Pj Ser A	5.625%	8/1/2025	BB+	1,715	1,733,333
Milwaukee WI Redev Auth Rev Science Ed Consortium Pj Ser A	5.75%	8/1/2035	BB+	1,000	1,009,970
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	6.75%	7/1/2022	NR	1,460	1,563,762
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	7.00%	7/1/2036	NR	5,000	5,351,400
Palm Beach Cnty FL Rev G-Star Sch of Arts Ser A	6.75%	5/15/2035	BB	2,455	2,626,629
Pima Cnty AZ Indl Dev Auth Ed Rev Ref Horizon Cmnty Learning Ctr	5.25%	6/1/2035	BBB-	10,000	9,881,000
Pima Cnty AZ Indl Dev Auth Ed Rev Ref Paradise Ed Ctr Pj	5.875%	6/1/2022	BB+	250	255,615
Pima Cnty AZ Indl Dev Auth Ed Rev Ref Paradise Ed Ctr Pj	6.00%	6/1/2036	BB+	800	814,000

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Plymouth MI Edl Ctr Chrtr Sch Pub Sch Academy Rev	5.375%	11/1/2030	BBB-	$1,500	$1,512,255
Summit Academy MI Pub Sch Academy Rev	6.375%	11/1/2035	BB+	3,795	3,803,805
Total					47,159,643
Continuing Care Retirement Communities 9.14%
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.125%	11/15/2020	NR	800	815,416
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.375%	11/15/2027	NR	1,400	1,432,830
Bremer Cnty IA Ret Fac Rev Bremer Lutheran Ser A	5.00%	11/15/2017	NR	1,140	1,162,515
Bucks Cnty PA Indl Dev Auth Ret Cmnty Rev Ann's Choice Inc Fac Ser A	6.125%	1/1/2025	NR	3,500	3,724,595
Carlton MN Hlthcare & Hsg Facs Rev Ref Inter Faith Care Ctr Pj	5.50%	4/1/2024	NR	1,080	1,102,723
Director St NV Dept Business & Industry Las Ventanas Ret Pj A	7.00%	11/15/2034	NR	6,000	6,132,480
Director St NV Dept Business & Industry Las Ventanas Ret Pj B	6.00%	11/15/2014	NR	3,655	3,680,366
East Rochester NY Hsg Auth Rev Ref Sr Living Woodland Vlg Pj	5.50%	8/1/2033	NR	1,700	1,727,965
IL Fin Auth Rev Clare at Wtr Tower Pj Ser C	5.125%	5/15/2012	NR	5,000	5,017,300
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	6.00%	5/15/2025	NR	4,000	4,196,840
IL Fin Auth Rev Clare Oaks Pj Ser A	6.00%	11/15/2027	NR	2,000	2,089,260
IL Fin Auth Rev Clare Oaks Pj Ser A	6.125%	11/15/2040	NR	2,500	2,619,800
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.375%	2/15/2025	BB+(d)	4,000	4,071,160
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.625%	2/15/2037	BB+(d)	5,255	5,386,638
IL Fin Auth Rev Smith Vlg Pj Ser A	5.25%	11/15/2016	NR	4,290	4,370,652
IL Fin Auth Rev Three Crowns Pk Plaza A	5.875%	2/15/2026	NR	1,250	1,303,363
IL Fin Auth Rev Three Crowns Pk Plaza A	5.875%	2/15/2038	NR	3,000	3,103,440
James City Cnty VA Econ Dev Auth Resdl Care Fac First Mtg Williamsburg Ldg A	5.50%	9/1/2034	NR	1,000	1,039,190

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lebanon Cnty PA Hlth Facs Auth Hlth Ctr Rev Pleasant View Rt Ser A	5.125%	12/15/2020	NR	$1,400	$1,415,302
Lebanon Cnty PA Hlth Facs Auth Hlth Ctr Rev Pleasant View Rt Ser A	5.30%	12/15/2026	NR	500	506,925
MD St Hlth & Higher Edl Facs Auth Rev Edenwald Ser A	5.40%	1/1/2031	NR	2,000	2,071,860
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.50%	2/15/2025	BBB-	2,000	2,099,860
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.625%	2/15/2035	BBB-	1,750	1,845,865
MI St Hosp Fin Auth Rev Ref Presbyterian Vlg	5.25%	11/15/2025	BB+(d)	1,500	1,513,455
NC Med Care Cmnty Hlthcare Facs Rev First Mtg Presbyterian Homes	5.50%	10/1/2031	NR	2,000	2,082,680
NC Med Care Commn Ret Facs Rev Ref First Mtg UTD Methodist C	5.25%	10/1/2024	NR	750	770,550
NC Med Care Commn Ret Facs Rev Ref First Mtg UTD Methodist C	5.50%	10/1/2032	NR	3,600	3,735,648
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	5.65%	11/15/2027	NR	620	635,419
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	6.00%	11/15/2026	NR	4,555	4,842,193
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	6.00%	11/15/2038	NR	4,000	4,226,400
Shelby Cnty TN Health Edl & Hsg Facs Bd Rev Trezevant Manor Pj Ser A	5.625%	9/1/2026	NR	1,500	1,530,165
St Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	5.70%	5/15/2028	NR	265	270,902
St Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2026	NR	250	266,107
St Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2038	NR	475	501,557
Sussex Cnty DE Rev Adj First Mtg Cadbury Lewes A	5.90%	1/1/2026	NR	500	521,800
VT Econ Dev Auth Mtg Wake Robin Corp Pj Ser A	5.25%	5/1/2026	NR	750	762,382
Virginia Beach VA Dev Auth Resdl Care Fac Mtg Rev Ref Westminster Canterbury	5.25%	11/1/2026	NR	3,000	3,087,150
Virginia Beach VA Dev Auth Resdl Care Fac Mtg Rev Ref Westminster Canterbury	5.375%	11/1/2032	NR	7,100	7,322,869

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Westmoreland Cnty PA Indl Dev Auth Rev Ret Cmnty Redstone A	5.75%	1/1/2026	NR	$1,200	$1,260,420
Winchester VA Indl Dev Auth Resdl Care Fac Rev Westminster Canterbury Ser A	5.20%	1/1/2027	NR	2,500	2,551,850
Winchester VA Indl Dev Auth Resdl Care Fac Rev Westminster Canterbury Ser A	5.30%	1/1/2035	NR	2,000	2,042,680
Total					98,840,572
Correctional Facilities 1.68%
Garza Cnty TX Pub Fac Corp Pj Rev	5.25%	10/1/2017	BBB	1,000	1,039,550
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2019	BBB	1,600	1,680,848
Madison Cnty FL Rev First Mtg Twin Oaks Pj Ser A	6.00%	7/1/2025	NR	1,280	1,330,662
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.00%	5/1/2020	NR	1,000	1,020,960
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.25%	5/1/2027	NR	1,200	1,234,692
Two Rivers Auth Inc Mont Pj Rev Sr Lien	7.375%	11/1/2027	NR	2,400	2,413,128
Willacy Cnty TX Loc Govt Corp Rev Pj	6.00%	3/1/2009	NR	9,300	9,488,139
Total					18,207,979
Dirt Bonds, Tax Increment/Allocation 1.35%
Allegheny Cnty PA Redev Auth Rev Pittsburgh Mills Pj	5.60%	7/1/2023	NR	500	529,595
Atlanta GA Tax Allocation Eastside Pj Ser A AMT	5.625%	1/1/2016	NR	1,500	1,553,880
Atlanta GA Tax Allocation Eastside Pj Ser B	5.60%	1/1/2030	NR	1,000	1,039,830
Beaumont CA Fin Auth Loc Agy Rev Ser D	5.80%	9/1/2035	NR	500	529,905
Branson MO Indl Dev Auth Tax Increment Rev Branson Landing Retail Pj	5.50%	6/1/2029	NR	6,220	6,356,964
Etiwanda Sch Dist CA Spl Tax Cmnty Facs Dist No 2004-1	5.45%	9/1/2029	NR	1,000	1,021,300
Poway CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 11 Area B	5.00%	9/1/2030	NR	1,000	1,003,840
San Francisco CA City & Cnty Rd Agy Dist No 6 Mission Bay South Ser A	5.15%	8/1/2035	NR	1,500	1,525,530
Temecula Vly CA Unif Sch Dist Cmnty Facs Dist Spl Tax No 02-1	5.125%	9/1/2035	NR	1,000	1,014,560
Total					14,575,404

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education 1.21%
Charyl Stockwell Academy MI COP	5.90%	10/1/2035	NR	$3,000	$3,067,020
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.00%	10/1/2031	NR	6,000	6,059,040
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.10%	10/1/2036	NR	3,895	3,933,171
Total					13,059,231
Electric 0.56%
MS Business Fin Corp MS Pollutn Ctrl Sys Energy Res Inc Pj	5.875%	4/1/2022	BBB-	6,060	6,089,694
Gaming 0.59%
Mohegan Tribe Indians CT Gaming Auth Pub Impt Priority Dist	5.375%	1/1/2011	BB+	1,400	1,433,656
Mohegan Tribe Indians CT Pub Impt Priority Dist	5.125%	1/1/2023	BB+	3,350	3,438,373
Mohegan Tribe Indians CT Pub Impt Priority Dist	5.25%	1/1/2033	BB+	1,500	1,534,770
Total					6,406,799
General Airport 1.11%
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev Ref A Sub Ser 1 Rmkt AMT	8.50%#	5/1/2029	CCC+	1,000	1,046,600
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev Ref A Sub Ser 2 Rmkt AMT	9.00%#	5/1/2029	CCC+	7,500	9,097,350
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev Ref A Sub Ser 3 Rmkt AMT	9.125%	5/1/2029	CCC+	1,500	1,835,460
Total					11,979,410
General Obligation 1.85%
CA St PA 1300 RIBs RITES	6.275%	11/1/2024	A+	5,000	5,579,600
IA Fin Auth Child Svcs	5.55%	6/1/2036	NR	5,960	6,029,911
Little River Cnty AR Rev Ref Georgia Pacific Corp Pj AMT	5.60%	10/1/2026	B2	3,465	3,496,254
New York NY Ser B Sub Ser B4(14)	3.78%#	8/15/2023	AAA	2,500	2,500,000
New York NY Ser B2 Sub Ser B5(14)	3.76%#	8/15/2011	AAA	2,100	2,100,000
Todd Morrison Cass & Wadena Cntys MN Hlthcare Fac Lakewood	5.00%	12/1/2034	Baa2	250	258,443
Total					19,964,208

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare 9.04%
Flint MI Hosp Bldg Auth Rev Rental Hurley Med Ctr Ser B	5.375%	7/1/2028	Ba1	$1,030	$1,024,026
Hillsborough Cnty FL Indl Dev Auth Hosp Rev ROLs RRII R 643CE 1 RIBs	6.636%	10/1/2041	Aaa	2,500	2,790,850
IL Fin Auth Rev Kewanee Hosp Pj	5.10%	8/15/2031	NR	1,250	1,273,213
IL Fin Auth Rev Landing at Plymouth Pl Pj A	6.00%	5/15/2025	NR	3,000	3,179,580
IN Hlth & Edl Facs Fin Auth Hosp Rev Ref Clarian Hlth Oblig Group B	5.00%	2/15/2033	A+	12,280	12,687,450
IN Hlth & Edl Fac Fin Auth Hosp Rev RIBs RITES	5.981%	2/15/2033	A+	10,000	10,679,000
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.125%	8/15/2026	BBB-	1,125	1,147,995
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.375%	8/15/2035	BBB-	6,875	7,091,425
Knox Cnty TN Hlth Ed & Hsg Fac Bd Rev Univ Hlth Sys Inc	5.625%	4/1/2029	Baa1	1,000	1,037,820
Louisville & Jefferson Cnty KY Metro Govt & Hlth Sys Rev PA 1416 RIBs RITES(e)	6.594%	10/1/2036	A-	10,000	11,034,800
MA St Hlth & Edl Facs Auth Rev Milton Hosp Ser D	5.25%	7/1/2030	BBB-	2,000	2,067,820
NC Med Care Cmnty Ref 1st Mtg Presbyterian Ser A	5.25%	7/1/2021	NR	1,720	1,752,456
NJ Hlthcare Facs Fin Auth Rev PA 1402 RIBs RITES	6.422%	7/1/2030	BBB	9,620	10,731,110
St Paul MN Hsg & Redev Auth Hosp Rev Hltheast Pj	6.00%	11/15/2030	Baa3	2,500	2,724,600
Sylacauga AL Hlthcare Auth Rev Ser A Coosa Vly Med Ctr	6.00%	8/1/2035	NR	3,000	3,117,930
University AL Birmingham Hosp Rev PA 1412 RIBs RITES	5.981%	9/1/2041	A+	20,000	21,228,000
Washington Cnty IA Hosp Rev Washington Cnty Hosp Pj	5.375%	7/1/2026	NR	1,525	1,567,365
Washington Cnty IA Hosp Rev Washington Cnty Hosp Pj	5.50%	7/1/2032	NR	2,540	2,617,013
Total					97,752,453
Healthcare System 4.70%
Franklin Cnty OH Hlthcare Facs Rev OH Presbyterian Svcs A	5.00%	7/1/2026	BBB	1,200	1,230,672
Joplin MO Indl Dev Auth Hlth Facs Rev Freeman Hlth Pj	5.75%	2/15/2035	BBB+	500	544,895

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
KY Econ Dev Fin Auth Hlth Sys Norton Hlthcare Inc Ser A	6.50%	10/1/2020	A-(d)	$1,465	$1,593,862
Lubbock TX Hlth Facs Dev Corp Rev Ref 1st Mtg Carillon Pj A	6.30%	7/1/2019	NR	4,010	4,084,706
MA St Hlth & Edl Fac Auth Rev Caritas Christi Oblig Grp A	5.625%	7/1/2020	BBB	1,015	1,057,244
MA St Hlth & Edl Facs Auth Rev PA 1385 RIBs RITES	6.175%	7/1/2025	BBB	5,280	5,761,008
Miami Beach FL Hlth Facs Rev Hosp Auth Mt Sinai Med Ctr FL Pj	5.375%	11/15/2028	BB+	3,630	3,663,324
NC Med Care Cmnty Hlthcare Facs Rev Ref 1st Mtg Presbyterian Ser A	5.125%	7/1/2018	NR	1,000	1,019,330
NJ Hlthcare Fac Fin Auth Rev Somerset Med Ctr	5.50%	7/1/2033	Baa3	1,700	1,744,761
NY St Dorm Auth Revs Non St Supported Debt Mt Sinai NYU Hlth C Rmkt	5.50%	7/1/2026	Baa2	4,000	4,070,000
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.375%	7/1/2020	NR	1,100	1,105,698
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.70%	7/1/2026	NR	1,920	1,954,310
RI St Health & Edl Bldg Corp Rev PA 1384 RIBs RITES	6.65%	10/1/2029	BBB-	7,735	8,169,088
St Mary Hosp Auth PA Hlth Sys Rev Catholic Hlth Ser B	5.375%	11/15/2034	A1	500	532,585
St Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.75%	5/1/2025	BB	1,520	1,592,382
Sylacauga AL Hlthcare Auth Ser A Coosa Vly Medical Ctr	6.00%	8/1/2025	NR	3,000	3,137,640
Tomball TX Hosp Auth Rev Ref Hosp	5.00%	7/1/2020	Baa3	5,000	5,073,900
VT Econ Dev Auth Mtg Rev Wake Robin Corp Pj Ser A	5.375%	5/1/2036	NR	2,250	2,299,748
Virginia MN Hsg & Redev Auth Hlthcare Fac Lease Rev	5.375%	10/1/2030	Baa1	2,165	2,253,440
Total					50,888,593
Hotel Convention 1.71%
AK Indl Dev & Expt Auth Sports Facs Rev Anchorage Sportsplex Pj Ser A	6.15%	8/1/2031	NR	3,285	3,327,541
Baltimore MD Convention Ctr Hotel Rev Sub Ser B	5.875%	9/1/2039	Ba1	4,000	4,266,160
MD St Econ Dev Corp Rev Ref Sr Lien Chesapeake Bay A(e)	5.00%	12/1/2031	NR	10,000	9,886,400

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MD St Econ Dev Corp Rev Sr Lien Pj Chesapeake Bay B(e)	5.25%	12/1/2031	NR	$1,000	$1,011,710
Total					18,491,811
Housing 1.55%
Floater Tr Ser 2006 FR/RI Lehman Bros Inc as Trustor RI TRS Ser K25 AMT RIBs†	6.035%	9/1/2031	Aaa	10,000	10,468,400
MA St Hsg Fin Agy Hsg Rev Ser K20 RIBs	6.604%	12/1/2048	Aa3	5,930	6,269,789
Total					16,738,189
Industrial 9.45%
Allegheny Cnty PA Indl Dev Auth Rev Ref Envr Impt	5.50%	11/1/2016	Ba1	1,500	1,592,895
Butler AL Indl Dev Bd Solid Wst Disp Rev Ref Georgia Pacific Corp Pj AMT	5.75%	9/1/2028	B	2,500	2,565,275
Clark Cnty NV Indl Dev Rev NV Pwr Co Pj Ser A AMT	5.60%	10/1/2030	B	7,690	7,700,151
Coshocton Cnty OH Envr Rev Ref Smurfit Stone Container†	5.125%	8/1/2013	CCC+	3,100	3,109,517
Courtland AL Indl Dev Bd Solid Wst Disp Rev Intl Paper Co Pj A AMT	5.20%	6/1/2025	BBB	7,500	7,726,050
Courtland AL Indl Dev Bd Solid Wst Disp Rev Intl Paper Co Pj B AMT	5.20%	6/1/2025	BBB	2,305	2,374,473
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Rev Sr Maxon Atlantic Station A AMT	5.125%#	3/1/2026	BBB	1,000	1,016,760
IL Fin Auth Solid Wst Disp Wst Mgmt Inc Pj AMT	5.05%	8/1/2029	NR	1,500	1,542,765
MI St Strategic Fd Pollutn Ctrl Rev Ref General Motors Corp	6.20%#	9/1/2020	B-	4,630	4,656,020
NJ Econ Dev Auth Rev Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR	5,000	5,075,350
OR St Econ Dev Rev Ref Georgia Pacific Corp Pj Ser 183 AMT	5.70%	12/1/2025	B2	1,305	1,325,958
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy Seward Ser A AMT	6.75%#	12/1/2036	B2	6,500	6,997,770
Port Corpus Christi Auth TX Celanese Pj Ser A	6.45%	11/1/2030	B	6,700	7,341,324
Tob Securitization Auth So CA Tob Settlmnt Auth Ser A1 Snr	5.125%	6/1/2046	BBB	35,000	35,383,950
Tob Settlement Fin Corp RI Asset Bkd Ser A	6.125%	6/1/2032	BBB	1,490	1,579,132

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Tulsa OK Muni Arpt Tr Rev American Airlines Pj	6.25%	6/1/2020	B	$4,770	$4,783,499
Tulsa OK Muni Arpt Tr Rev Ref AMR Corp Ser B AMT	6.00%#	6/1/2035	B	7,400	7,485,692
Total					102,256,581
Investor Owned Utility 1.76%
Floater Tr Ser 2006 FR/RI Lehman Bros Inc as Trustor K17 AMT RIBs(2)	6.445%	11/1/2028	Aaa	5,925	7,196,268
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy A AMT	6.75%#	12/1/2036	B2	1,500	1,614,870
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy B Conv AMT	6.75%#	12/1/2036	B2	9,500	10,227,510
Total					19,038,648
Miscellaneous 1.66%
Beauregard Parish LA Rev Ref Boise Cascade Corp Pj	6.80%	2/1/2027	Ba3	4,750	5,241,008
De Kalb Cnty GA Dev Auth Pollutn Ctrl Rev Ref General Motors Corp Pj	6.00%	3/15/2021	B-	5,060	5,147,740
Red River Auth TX Pollutn Ctrl Celanese Pj Ser A	6.45%	11/1/2030	B	2,495	2,733,821
Sweetwater Cnty WY Solid Wst Disp Ref FMC Corp Pj AMT	5.60%	12/1/2035	BBB-	4,500	4,801,725
Total					17,924,294
Multi-Family Housing 2.41%
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A~	5.60%	12/1/2009	Ba1	365	353,258
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A~	6.375%	12/1/2029	Ba1	3,280	2,896,633
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A~	6.45%	12/1/2019	Ba1	1,515	1,387,710
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2018	BBB	1,000	1,054,110
Harrisonburg VA Redev & Hsg Auth Multi Fam Hsg Rev Brooke Ridge Apts Pj Ser E AMT	5.15%	12/1/2038	NR	12,300	12,312,177
Met Govt Nashville & Davidson Cnty TN Facs Bd Rev Multi Fam Hsg Prestige A	7.50%	12/20/2040	NR	4,000	4,001,200
MuniMae TE Bond Subsidiary LLC Perp Sub Pfd Shs Ser B 3†(f)	5.90%	9/30/2015	NR	2,000	2,049,000

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MuniMae TE Bond Subsidiary LLC Perp Sub Pfd Shs Ser D†(f)	5.30%	9/30/2015	NR	$2,000	$2,067,880
Total					26,121,968
Not For Profit 0.17%
IA Fin Auth Child Svcs	5.375%	6/1/2026	NR	1,795	1,815,176
Nursing Home 0.49%
IL Fin Auth Rev Clare At Wtr Tower Pj Ser A	5.20%	5/15/2012	NR	1,000	1,005,260
IL Fin Auth Rev Clare At Wtr Tower Pj Ser A	5.30%	5/15/2013	NR	1,000	1,006,810
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.45%	8/15/2035	BBB-	1,500	1,509,555
NH Hlth & Ed Facs Auth Rev Havenwood Heritage Heights A	5.35%	1/1/2026	NR	1,035	1,040,910
NH Hlth & Ed Facs Auth Rev Havenwood Heritage Heights A	5.40%	1/1/2030	NR	750	754,267
Total					5,316,802
Nursing Home Continuing Care Retirement Communities 1.70%
CO Hlth Fac Auth Rev Covenant Ret Cmntys Inc	5.00%	12/1/2035	BBB	4,000	4,033,960
HFDC Cent TX Inc Ret Fac Rev Ser A(e)	5.625%	11/1/2026	NR	1,850	1,889,090
HFDC Cent TX Inc Ret Fac Rev Ser A(e)	5.75%	11/1/2036	NR	2,750	2,802,442
Inver Grove Heights MN Rev Ref Presbyterian Homes Care	5.50%	10/1/2033	NR	525	529,048
Inver Grove Heights MN Rev Ref Presbyterian Homes Care	5.50%	10/1/2041	NR	3,000	3,009,600
SC Jobs Econ Dev Auth Hlth Facs Rev Ref First Mtg Wesley Commons(e)	5.125%	10/1/2026	NR	1,400	1,392,202
SC Jobs Econ Dev Auth Hlth Facs Rev Ref First Mtg Wesley Commons(e)	5.30%	10/1/2036	NR	2,250	2,250,113
St Johns Cnty FL Indl Dev Auth Hlthcare Glenmoor Pj Ser A(e)	5.375%	1/1/2040	NR	2,000	2,005,000
WI Hlth & Edl Facs Auth Hlth Facs Rev Three Pillars Sr Living A	5.50%	8/15/2034	A-(d)	500	518,690
Total					18,430,145

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Port Facilities 0.81%
Lehman Muni Tr Rcpts Los Angeles CA RI Tr Ser 06 K51 AMT RIBs(14)†	7.648%	8/1/2031	Aaa	$4,775	$5,443,309
Port Of Bay City Auth TX Rev Matagorda Cnty Rev Hoechst Celanese Corp Pj AMT	6.50%	5/1/2026	B	3,200	3,268,096
Total					8,711,405
Pre-Refunded 0.34%
Northern Tob Securitization Corp AK Tob Settlmnt Asset Bkd Bds	6.50%	6/1/2031	AAA	1,125	1,234,204
Pocahontas Pkwy Assoc VA Toll Rd Rev Sr Ser A	5.50%	8/15/2028	AAA	2,280	2,404,647
Total					3,638,851
Resource Recovery 1.46%
Burlington KS Pollution Ctrl RI TRS Ser K RIBs	8.069%	6/1/2031	AAA	4,500	5,481,450
CA Polltn Cntrl Fin Auth Solid Wst Mgmt Inc Pj Ser A2 AMT	5.40%	4/1/2025	BBB	1,000	1,064,130
Gaston Cnty NC Facs & Pollutn Exempt Facs Natl Gypsum Co Pj AMT	5.75%	8/1/2035	NR	4,890	5,215,185
Moraine OH Solid Wst Disp Rev General Motors Corp Pj AMT	6.75%	7/1/2014	B-	330	353,110
Niagara Cnty NY Indl Dev Agy Solid Wst Disposal Ser B AMT	5.55%#	11/15/2024	Baa3	750	805,770
OH St Pollutn Ctrl Rev Ref General Motors Corp Pj	5.625%	3/1/2015	B-	2,845	2,870,434
Total					15,790,079
Sales Tax 0.67%
NJ Econ Dev Auth PA 1304 RIBs RITES(10)	8.616%	9/1/2025	AAA	3,350	5,217,592
Wyandotte Cnty/Kans City KS Unif Govt Spl Oblig Rev Ref Sales Tax 2nd Lien Area B	5.00%	12/1/2020	BBB-(d)	2,000	2,080,060
Total					7,297,652
Single Family Housing 1.34%
AK St Hsg Fin Corp PA 1298 RIBs RITES(14)	6.555%	12/1/2025	AA	5,000	5,838,100
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR	1,290	1,334,879
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	1,255	1,300,594

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
UT Hsg Corp Sing Fam Mtg Rev Ser A 1 CL II AMT	4.95%	7/1/2028	AA	$1,430	$1,471,584
VT Hsg Fin Agy Sing Fam Hsg Rev Ser 25A AMT(10)	5.10%	11/1/2031	AAA	4,430	4,549,965
Total					14,495,122
Special Assessment 15.52%
Amelia Walk Cmnty Dev Dist FL Spl Assmt Ser A	5.50%	5/1/2037	NR	1,000	1,025,770
Arborwood Cmnty Dev Dist FL Cap Impt Rev Master Infras Pj A	5.35%	5/1/2036	NR	5,000	5,049,350
Arborwood Cmnty Dev Dist FL Cap Impt Rev Centex Homes Pj Ser A1	5.50%	5/1/2036	NR	2,920	2,973,786
Arborwood Cmnty Dev Dist FL Cap Impt Rev Centex Homes Pj Ser B2	5.10%	5/1/2016	NR	4,000	4,046,360
Bartram Pk Cmnty Dev Dist FL Spl Assmt	5.30%	5/1/2035	NR	2,000	2,040,560
Baywinds Cmnty Dev Dist FL Spl Assmt Ser A	5.25%	5/1/2037	NR	4,435	4,501,525
Brentwood CA Infrast Auth Rev CIFP-1	5.00%	9/2/2025	NR	2,500	2,538,975
Brentwood CA Infrast Auth Rev CIFP-1	5.15%	9/2/2035	NR	1,000	1,011,570
Chula Vista CA Cmnty Facs Dist Spl Tax No 13 I Otay Ranch Vlg Seven	5.25%	9/1/2026	NR	2,755	2,814,646
Cypress Creek Hillsborough Cnty Cmnty Dev Dist FL Cap	5.35%	5/1/2037	NR	7,000	7,143,430
Durbin Crossing Cmnty Dev Dist FL Spl Assmt Ser A	5.50%	5/1/2037	NR	6,000	6,145,200
East Homestead Cmnty Dev Dist FL Spl Assmt Rev	5.45%	5/1/2036	NR	1,000	1,022,410
East Homestead Cmnty Dev Dist FL Spl Assmt Rev Ser B	5.00%	5/1/2011	NR	1,485	1,504,676
Grandview MO Indl Dev Auth Tax Grandview Crossing Pj 1	5.75%	12/1/2028	NR	1,000	1,011,980
Henderson NV Loc Impt Dists No T-18	5.25%	9/1/2026	NR	8,155	8,298,773
IA Fin Auth Child Svcs	5.50%	6/1/2031	NR	4,260	4,294,080
K-Bar Ranch Cmnty Dev Dist FL Spl Assmt	5.45%	5/1/2036	NR	1,000	1,012,230
Lake Elsinore CA Unif Sch Cmnty Facs Dist Spl Tax No 2004-03	5.25%	9/1/2029	NR	1,650	1,684,848
Lancaster Cnty SC Assmt Rev Sun City Carolina Lakes Impt	5.45%	12/1/2037	NR	1,000	1,017,960

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Mariposa East Pub Impt Dist NM	5.75%	9/1/2021	NR	$500	$520,665
Mariposa East Pub Impt Dist NM	6.00%	9/1/2032	NR	1,000	1,040,840
Mediterranea Cmnty Dev Dist FL Spl Assmt Ser A	5.60%	5/1/2037	NR	1,500	1,539,270
Modesto CA Spl Tax Cmnty Facs Dist No 04 1Vlg 2	5.15%	9/1/2036	NR	2,000	2,048,420
Murrieta CA Cmnty Facs Dist Spl Tax No 3 Creekside Vlg Impt Area 1	5.20%	9/1/2035	NR	1,500	1,522,005
Northstar Cmnty Svcs Dist CA Spl Tax Cmnty Facs Dist No1	5.45%	9/1/2028	NR	7,000	7,228,620
Palm Glades Cmnty Dev Dist FL Spl Assmt Ser A	5.30%	5/1/2036	NR	1,250	1,273,437
Palma Sola Trace Cmnty Dev Dist FL Cap Impt Rev	5.75%	5/1/2035	NR	875	893,244
Panther Trace II FL Cmnty Dev Dist Rev Spl Assmt Ser A	5.60%	5/1/2035	NR	1,835	1,874,636
Pine Isl Cmnty Dev Dist FL Spl Assmt	5.75%	5/1/2035	NR	3,210	3,363,502
Poway CA Unif Sch Dist Spl Tax Cmnty Facs Dist 6-4S Ranch	5.125%	9/1/2035	NR	2,100	2,138,241
Poway CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 14	5.25%	9/1/2036	NR	1,500	1,526,715
Prince Georges Cnty MD Spl Oblig Natl Harbor Pj Rmkt	5.20%	7/1/2034	NR	10,250	10,480,317
Prince Georges Cnty MD Spl Tax Victoria Falls Pj	5.25%	7/1/2035	NR	1,250	1,266,525
Rancho Cordova Cmnty Facs Dist CA Spl Tax No 2003 1 Sunridge Anatolia	5.375%	9/1/2030	NR	1,500	1,529,160
Rio CA Elem Sch Dist Cmnty Facs Dist Spl Tax No 1	5.125%	9/1/2028	NR	3,000	3,035,820
River Bend Cmnty Dev Dist FL Cap Impt Rev	5.45%	5/1/2035	NR	945	959,241
Roseville CA Spl Tax Cmnty Facs Dist No 1 Westpark	5.15%	9/1/2030	NR	2,000	2,028,440
Roseville CA Spl Tax Cmnty Facs Dist No 1 Westpark	5.20%	9/1/2036	NR	3,500	3,552,185
Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs 1	5.25%	9/1/2036	NR	5,635	5,738,459
Saugus CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 2005-1	5.25%	9/1/2026	NR	1,135	1,163,341
Saugus CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 2005-1	5.30%	9/1/2036	NR	1,265	1,297,435

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Seal Beach CA Cmnty Facs Dist No 05 01 Spl Tax Pacific Gateway Business Ctr	5.30%	9/1/2026	NR	$1,125	$1,155,488
Seal Beach CA Cmnty Facs Dist No 05 01 Spl Tax Pacific Gateway Business Ctr	5.30%	9/1/2036	NR	750	765,615
Shingle Creek Cmnty Dev Dist FL Cap Impt Rev	6.10%	5/1/2025	NR	5,000	5,297,100
Shingle Creek Cmnty Dev Dist FL Cap Impt Rev	6.125%	5/1/2037	NR	2,000	2,108,740
Tern Bay Cmnty Dev Dist FL Cap Impt Rev Ser A	5.375%	5/1/2037	NR	11,000	11,153,120
Tolomato Cmnty Dev Dist FL Spl Assmt	5.40%	5/1/2037	NR	3,000	3,053,220
Tracy CA Cmnty Facs Dist No 1 Spl Tax NEI Phase II	5.70%	9/1/2026	NR	1,020	1,041,522
Watson Rd Cmnty Facs Dist AZ Spl Assmt Rev	5.75%	7/1/2022	NR	3,960	4,103,035
Westridge Cmnty Dev Dist FL Cap Impt Rev	5.80%	5/1/2037	NR	15,000	15,356,400
Winter Garden Vlg at Fowler Groves Cmnty Dev Dist FL Spl Assmt	5.65%	5/1/2037	NR	1,000	1,035,850
William S Hart CA Unif High Sch Dist Spl Tax Cmnty Facs Dist No 2005-1	5.25%	9/1/2026	NR	845	866,100
William S Hart CA Unif High Sch Dist Spl Tax Cmnty Facs Dist No 2005-1	5.30%	9/1/2036	NR	1,895	1,943,588
Woodmen Heights Met Dist No 1 CO Rev	6.75%	12/1/2020	NR	1,500	1,599,990
Woodmen Heights Met Dist No 1 Co Rev	7.00%	12/1/2030	NR	3,000	3,220,710
Total					167,859,125
Special Tax 4.95%
Atlanta GA Tax Allocation Princeton Lakes Pj	5.50%	1/1/2031	NR	1,235	1,262,713
Brunswick MD Spl Oblig Brunswick Crossing Spl Taxing	5.50%	7/1/2036	NR	8,000	8,155,760
Farms New Kent VA Cmnty Dev Auth Spl Assmt Ser B	5.45%	3/1/2036	NR	3,000	3,030,270
Farms New Kent VA Cmnty Dev Auth Spl Assmt Ser C	5.80%	3/1/2036	NR	2,000	2,014,860
Henderson NV Loc Impt Dists No T 18	5.30%	9/1/2035	NR	8,150	8,304,605
Lake Elsinore CA Spl Tax Cmnty Facs Dist 3 Impt Area 1	5.25%	9/1/2030	NR	1,195	1,234,041
Lake Elsinore CA Spl Tax Cmnty Facs Dist No 2004-3 A(e)	5.20%	9/1/2026	NR	920	927,673

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lake Elsinore CA Spl Tax Cmnty Facs Dist No 2004-3 A(e)	5.25%	9/1/2037	NR	$2,800	$2,827,636
Lathrop CA Spl Tax Cmnty Facs Dist No 06-1	5.30%	9/1/2026	NR	3,000	3,040,230
Lathrop CA Spl Tax Cmnty Facs Dist No 06-1	5.375%	9/1/2036	NR	7,000	7,115,220
Menifee CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 2002-5	5.50%	9/1/2034	NR	500	510,645
Midtown Miami FL Cmnty Dev FL Spl Assmt Rev Ser A	6.25%	5/1/2037	NR	1,915	2,098,936
Minneapolis MN Tax Increment Rev Grant Park Pj	5.35%	2/1/2030	NR	1,500	1,511,895
Myrtle Beach SC Tax Increment Rev Myrtle Beach Air Force Base A(e)	5.25%	11/1/2026	NR	1,000	996,400
Myrtle Beach SC Tax Increment Rev Myrtle Beach Air Force Base A(e)	5.30%	11/1/2035	NR	1,000	996,250
OH Cnty W VA Cnty Commn Spl Dist Excise Tax Rev Ref & Impt Ft Henry Econ Dev B	5.625%	3/1/2036	NR	3,850	4,011,931
Pine Ridge Plantation Cmnty Dev Dist FL Cap Impt Rev Ser A	5.40%	5/1/2037	NR	1,500	1,514,895
Pine Ridge Plantation Cmnty Dev Dist FL Cap Impt Rev Ser B	5.00%	5/1/2011	NR	1,000	1,004,970
South Fork East Cmnty Dev Dist FL Cap Impt Rev	5.35%	5/1/2036	NR	2,925	2,967,588
Total					53,526,518
Tobacco 7.59%
Badger Tob Asset Securitization Corp WI Asset Bkd	6.375%	6/1/2032	BBB	3,340	3,611,442
Golden St Tob Securitization Corp CA F C1 RIBs	5.976%	6/1/2045	A3	10,000	10,550,400
Golden St Tob Securitization Corp CA Tob Settlmnt Rev Ser 2003 A 1	6.75%	6/1/2039	BBB	1,290	1,457,674
Nassau Cnty NY Tob Settlmnt Corp Asset Bkd Sr A 3	5.125%	6/1/2046	BBB	5,000	5,066,200
Tob Settlmnt Fin Corp RI Asset Bkd Ser A	6.00%	6/1/2023	BBB	4,165	4,399,240
Tob Settlmnt Fin Corp RI Asset Bkd Ser A	6.25%	6/1/2042	BBB	2,960	3,140,146
Tob Settlment Fin Corp NJ	6.75%	6/1/2039	BBB	1,000	1,120,810

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Tob Settlmnt Auth IA Tob Settlmnt Asset Bkd Ser C	5.625%	6/1/2046	BBB	$3,100	$3,201,587
Tob Settlmnt Auth IA Tob Settlmnt Rev Asst Bkd Ser C	5.375%	6/1/2038	BBB	8,050	8,231,125
Tob Settlmnt Fin Corp VA PA 1383 RIBs RITES	6.925%	6/1/2037	BBB	6,925	7,605,727
Tob Settlmnt Fin Corp VA Asset Bkd	5.50%	6/1/2026	BBB	5,000	5,252,450
Tob Settlmnt Rev Mgmt Auth SC Sec B	6.375%	5/15/2028	BBB	2,800	3,008,908
Tob Settlmnt Rev Mgmt Auth Ser B	6.375%	5/15/2030	BBB	8,005	9,191,501
TSASC Inc NY Ser 1	5.00%	6/1/2034	BBB	5,000	5,068,550
TSASC Inc NY Ser 1	5.125%	6/1/2042	BBB	10,000	10,132,400
Westchester Tob Asset Securitization Corp NY	5.125%	6/1/2038	BBB	1,060	1,076,589
Total					82,114,749
Toll Roads 0.05%
NJ St Tpk Auth Rev ROLs RR II R 323 RIBs(2)	6.139%	1/1/2035	Aaa	500	527,610
Transportation 3.55%
Augusta GA Arpt Rev Gen Arprt Passenger B AMT	5.35%	1/1/2028	Baa3	500	516,780
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier	7.25%	1/1/2023	NR	5,000	5,224,400
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier	7.375%	1/1/2030	NR	3,000	3,145,500
Metropolitan Transn Auth NY Rev K3 RIBs	6.134%	11/15/2035	A	10,000	11,091,800
Santa Rosa Bay Bridge Auth FL Rev	6.25%	7/1/2028	B1	4,610	4,689,476
St. Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.875%	5/1/2030	BB	1,000	1,044,910
Tulsa OK Muni Arpt Tr Rev Ser A Rmkt AMT	7.75%#	6/1/2035	B	11,000	12,639,440
Total					38,352,306
Universities 0.09%
MA St Dev Fin Agy Rev Eastern Nazarene College	5.625%	4/1/2029	BB+	1,000	1,020,470

See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer 0.54%
New York NY City Muni Wtr Fin Adj Ser G(9)	3.80%#	6/15/2024	AAA	$5,800	$5,800,000
Total Municipal Bonds (cost $1,073,124,410)					1,106,184,169
				Shares (000)
SHORT-TERM INVESTMENTS 0.00%
Money Market Mutual Funds
Dreyfus Municipal Cash Management Plus				6	5,662
SSgA Tax Free Money Market Fund				6	6,045
Total Short-Term Investments (cost $11,707)					11,707
Total Investments in Securities 102.27% (cost $1,073,136,117)					1,106,195,876
Liabilities in Excess of Cash and Other Assets(g) (2.27%)					(24,535,910)
Net Assets 100.00%					$1,081,659,966
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	1,731	Short	$(194,575,219)	$(2,887,606)

See Notes to Financial Statements.

Schedule of Investments

MICHIGAN TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 99.69%
Education 4.52%
Grand Vly MI St Univ Rev(9)	5.50%	2/1/2018	AAA	$1,150	$1,283,653
MI Higher Ed Student Ln Auth Rev Student Ln Ser XVII-P AMT GTD(2)	4.875%	3/1/2030	AAA	1,000	1,022,810
Plymouth MI Edl Ctr Chrtr Sch Pub Sch Academy Rev	5.375%	11/1/2035	BBB-	400	402,408
Wayne Cnty MI Cmnty College Impt(2)	5.50%	7/1/2019	AAA	565	595,448
Total					3,304,319
General Obligation 24.84%
Adrian MI City Sch Dist(10)	5.00%	5/1/2034	AAA	1,500	1,572,165
Anchor Bay MI Sch Dist Sch Bldg & Site	5.00%	5/1/2033	AA	1,000	1,042,900
Belding MI Area Sch(2)	5.00%	5/1/2026	AAA	400	406,832
Birmingham MI City Sch Dist Sch Bldg & Site(10)	5.00%	11/1/2033	AAA	1,000	1,052,880
Caledonia MI Cmnty Schs CR(10)	5.25%	5/1/2022	AAA	1,025	1,103,310
Carman-Ainsworth MI Cmnty Sch(9)	5.00%	5/1/2027	AAA	1,000	1,044,420
Grand Blanc MI Cmnty Schs Sch Bldg & Site(10)	5.00%	5/1/2021	AAA	500	531,375
Grand Rapids MI Smartzone Loc Dev Auth(2)	5.375%	6/1/2028	AAA	1,125	1,229,220
Huron MI Sch Dist(10)	5.25%	5/1/2021	AAA	250	264,760
Mason Cnty MI Central Sch Dist Sch Bldg & Site Ser A(10)	5.00%	5/1/2024	AAA	1,070	1,141,230
New Lothrop MI Area Pub Schs Sch Bldg & Site(10)	5.00%	5/1/2028	AAA	750	795,442
Royal Oak MI Ref Cap Impt Ser B(14)	4.375%	5/1/2026	AAA	1,000	1,005,810
Saginaw MI City Sch Dist Sch Bldg & Site(10)	5.00%	5/1/2034	AAA	1,125	1,176,154
South Lyon MI Cmnty Schs Sch Bldg & Site(9)	5.25%	5/1/2022	AAA	1,000	1,075,720
Southfield MI Pub Schs Sch Bldg & Site Ser A(9)	5.25%	5/1/2021	AAA	1,025	1,107,625
Southfield MI Pub Schs Sch Bldg & Site Ser B(10)	5.00%	5/1/2029	AAA	1,000	1,054,730
Warren MI Cons Sch Dist Sch Bldg & Site(9)	5.00%	5/1/2027	AAA	1,000	1,051,380
Wayne Cnty MI Bldg Auth Cap Impt Ser A(14)	5.25%	6/1/2016	AAA	500	510,450

See Notes to Financial Statements.

Schedule of Investments (continued)

MICHIGAN TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Woodhaven Brownstown MI Sch Dist Ser B(e)(9)	4.25%	5/1/2027	AAA	$1,000	$977,150
Total					18,143,553
Healthcare 3.99%
Kent Hosp Fin Auth MI Rev Met Hosp Pj Ser A	6.00%	7/1/2035	BBB	375	410,460
MI St Hosp Fin Auth Rev Marquette Gen Hosp Oblig Grp A	5.00%	5/15/2034	Baa1	375	382,076
MI St Hosp Fin Auth Rev Henry Ford Hlth Sys A	5.00%	11/15/2038	A1	1,000	1,037,750
MI St Hosp Fin Auth Rev Trinity Hlth Ser A TCRS(2)	6.00%	12/1/2027	AAA	1,000	1,087,150
Total					2,917,436
Housing 0.99%
MI St Hsg Dev Auth Ltd Oblig Multi Fam Hsg Rev College Pg Deaconess Tower AMT(11)	5.20%	8/20/2038	Aaa	700	720,370
Industrial 0.75%
Childrens Tr Fd Puerto Rico Tob Settlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	525	544,173
Lease 2.57%
Grand Rapids MI Pub Sch(14)	5.00%	11/1/2021	AAA	250	263,220
MI St Hse Reps Cap Apprec COP(2)	Zero Coupon	8/15/2024	AAA	3,565	1,615,587
Total					1,878,807
Power 2.12%
MI St Strategic Fd Ltd Oblig(2)	7.00%	5/1/2021	AAA	500	654,005
MI St Strategic Fd Ltd Oblig Rev Detroit Fd Ser BB(14)	7.00%	7/15/2008	AAA	350	370,507
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(14)	5.00%	7/1/2032	AAA	500	525,040
Total					1,549,552
Pre-Refunded 36.28%
Alpena MI Pub Sch(14)	5.625%	5/1/2022	AAA	500	506,065
Anchor Bay MI Sch Dist Sch Bldg & Site Ser I(9)	6.00%	5/1/2023	AAA	1,100	1,166,561
Bloomingdale MI Pub Sch Dist No 16	5.50%	5/1/2021	AA	450	485,559

See Notes to Financial Statements.

Schedule of Investments (continued)

MICHIGAN TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Central Montcalm MI Pub Sch(14)	5.90%	5/1/2019	AAA	$1,000	$1,058,070
Crawford Ausable MI Sch Dist Sch Bldg & Site	5.00%	5/1/2021	AA	350	370,339
Detroit MI City Sch Dist Sch Bldg & Site Impt Ser A(9)	5.25%	5/1/2028	AAA	1,000	1,094,590
Eastern MI Univ Rev(9)	5.50%	6/1/2027	AAA	500	506,575
Eastern MI Univ Rev Gen Ser B(9)	5.60%	6/1/2025	AAA	1,430	1,530,172
Elkton Pigeon Bay Port MI Sch Dist	5.375%	5/1/2025	AA	700	742,756
Greenville MI Pub Sch(10)	6.00%	5/1/2025	AAA	1,000	1,060,510
Hartland MI Cons Sch Dist(9)	6.00%	5/1/2021	AAA	1,950	2,109,705
Howell MI Pub Sch(14)	6.00%	5/1/2025	AAA	1,100	1,115,675
Huron Vly MI Sch Dist(9)	5.75%	5/1/2022	AAA	250	253,210
Kalamazoo MI Hosp Fin Auth Hosp Fac Rev ETM RIBs(9)	6.708%	6/1/2011	AAA	2,000	2,011,480
Kaleva Norman ETC MI Sch Dist Bldg & Site(9)	6.00%	5/1/2025	Aaa	600	636,306
Laingsburg MI Cmnty Sch Dist Sch Bldg & Site Bd	5.25%	5/1/2026	AA	450	481,833
Lake Orion MI Cmnty Sch Dist	5.125%	5/1/2022	AA	550	590,859
Lake Orion MI Cmnty Sch Dist Ser A(9)	6.00%	5/1/2017	AAA	1,335	1,439,677
Lakeview MI Cmnty Sch(9)	5.60%	5/1/2022	AAA	210	212,518
Memphis MI Cmnty Sch(9)	5.25%	5/1/2029	Aaa	150	156,330
MI St Comprehensive Transn Ser B(10)	5.25%	5/15/2020	AAA	1,000	1,081,040
MI St ETM COP(2)	Zero Coupon	6/1/2022	AAA	2,000	1,032,080
Muskegon Heights MI Wtr Sys Ser A(14)	5.625%	11/1/2020	Aaa	300	323,532
Muskegon Heights MI Wtr Sys Ser A(14)	5.625%	11/1/2025	Aaa	320	345,101
Paw Paw MI Pub Sch Dist Sch Bldg & Site	6.00%	5/1/2030	AA	1,325	1,433,517
Potterville MI Pub Sch(10)	6.00%	5/1/2029	AAA	1,000	1,060,510
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser B	6.50%	7/1/2027	BBB+	1,000	1,109,720
Puerto Rico Comwlth Infra Fing Auth Spl Ser A	5.50%	10/1/2040	AAA	1,000	1,074,860
South Lyon MI Cmnty Schs(10)	5.50%	5/1/2023	AAA	1,425	1,517,981
Total					26,507,131

See Notes to Financial Statements.

Schedule of Investments (concluded)

MICHIGAN TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery 1.38%
MI St Strategic Fd Solid Wst Disp Ltd Oblig Wst Mgmt AMT	4.50%	12/1/2013	BBB	$1,000	$1,005,420
Transportation 4.80%
MI St Comprehensive Transn Ref Ser A(10)	5.00%	11/1/2021	AAA	700	732,172
MI St Trunk Line(9)	5.00%	11/1/2021	AAA	2,000	2,161,000
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	500	613,860
Total					3,507,032
Water/Sewer 17.45%
Detroit MI Disp Rev Sr Lien Ser A(10)	5.00%	7/1/2028	AAA	1,000	1,042,310
Detroit MI Wtr Supply Sys Sr Lien Ser A(14)	5.00%	7/1/2034	AAA	1,000	1,044,100
Grand Rapids MI Santn Swr Sys Rev Ref & Impt Ser A(9)	4.75%	1/1/2028	AAA	1,050	1,063,661
Grand Rapids MI Water Supply(9)	5.00%	1/1/2035	AAA	1,000	1,057,550
Lansing MI Bd Wtr & Lt Wtr Supply Steam & Elec Util Sys(10)	5.00%	7/1/2022	AAA	1,865	1,969,626
MI Muni Bd Auth Rev Drinking Wtr St Revolving Fd	5.00%	10/1/2024	AAA	1,000	1,053,350
Muni Secs Trust Ctfs Ser 7012 Cl B RIBs(10)	6.05%	7/1/2034	Aaa	5,000	5,519,100
Total					12,749,697
Total Investments in Municipal Bonds 99.69% (cost $68,526,842)					72,827,490
Cash and Other Assets in Excess of Liabilities(g) 0.31%					228,826
Net Assets 100.00%					$73,056,316
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	66	Short	$(7,418,813)	$(126,873)

See Notes to Financial Statements.

Schedule of Investments

PENNSYLVANIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.67%
Education 16.20%
Lehigh Cnty PA Gen Purp Auth Rev Desales Univ Pj(15)	5.125%	12/15/2023	AA	$1,000	$1,053,300
PA St Higher Edl Facs Auth Rev Drexel Univ Ser A	5.20%	5/1/2032	A+	600	632,184
PA St Higher Edl Facs Auth Rev Lafayette College Pj	6.00%	5/1/2030	AA-	1,425	1,529,808
PA St Higher Edl Facs Auth College & Univ Revs Allegheny College	4.80%	5/1/2036	A-	1,000	1,013,770
PA St Higher Edl Facs Auth College & Univ Revs Moravian College Pj(15)	5.375%	7/1/2031	AA	1,000	1,048,660
PA St Higher Edl Facs Auth College & Univ Revs Ursinus College(15)	5.50%	1/1/2024	AA	1,000	1,078,000
PA St Higher Edl Facs Auth Rev York College PA Pj Ser EE 1(16)	5.00%	11/1/2033	AAA	1,000	1,051,340
PA St Higher Edl Facs Auth College & Univ Revs Univ of the Arts(15)	5.625%	3/15/2025	AA	1,000	1,045,920
PA St Higher Edl Facs Auth College & Univ Revs Univ of the Arts(15)	5.75%	3/15/2030	AA	500	526,095
Philadelphia PA Auth Indl Dev Rev Ed Cmnty Fgn Med Grads(14)	5.00%	6/1/2015	AAA	250	256,590
Philadelphia PA Sch Dist(9)	5.25%	6/1/2034	AAA	3,000	3,212,400
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2014	AAA	295	216,108
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2015	AAA	295	206,919
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2016	AAA	295	197,780
St Pub Sch Bldg Auth PA Jefferson Cnty Dubois Tech Sch(9)	5.00%	2/1/2029	AAA	1,000	1,054,870
St Pub Sch Bldg Auth PA Sch Rev Lease Phil Sch(10)	5.25%	6/1/2027	AAA	1,000	1,071,780
Total					15,195,524
General Obligation 6.56%
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C(2)	7.75%	7/1/2027	AAA	1,000	1,440,350
Montgomery Cnty PA	5.00%	9/15/2022	Aaa	625	657,081
Pennsbury PA Sch Dist(9)	5.50%	1/15/2020	Aaa	1,000	1,090,670

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Puerto Rico Comwlth Unrefunded Bal Ser A	5.375%	7/1/2028	BBB	$1,825	$1,909,023
West Middlesex Area Sch Dist PA(9)	5.15%	12/15/2030	AAA	1,000	1,054,860
Total					6,151,984
Healthcare 5.73%
Allegheny Cnty PA Hosp Dev Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,500	1,591,665
Allegheny Cnty PA Hosp Dev Auth Rev OH Vly Gen Hosp Pj A	5.125%	4/1/2035	Baa2	500	512,625
Delaware Cnty PA Auth Hosp Rev Crozer Chester Med Ctr(1)(3)	5.375%	12/1/2018	A	1,000	1,038,550
Geisinger Auth PA Hlth Sys Geisinger Hlth Sys Ser B	3.89%#	8/1/2022	AAA	300	300,000
Montgomery Cnty PA Higher Ed & Hlth Sys Catholic Hlth East C	5.375%	11/15/2034	A1	1,000	1,072,220
Puerto Rico Indl Tourist Edl Mutuo Oblig Grp Ser A(14)	6.25%	7/1/2024	AAA	850	855,176
Total					5,370,236
Housing 5.42%
PA Hsg Fin Agy Sing Fam Mtg Rev Ser 90 A AMT	4.70%	10/1/2025	AA+	990	992,099
PA Hsg Fin Agy Sing Fam Mtg Rev Ser 93 A AMT	4.85%	10/1/2021	AA+	3,000	3,077,460
PA Hsg Fin Agy Sing Fam Mtg Rev Ser 95 A AMT	4.90%	10/1/2037	AA+	1,000	1,010,500
Total					5,080,059
Industrial 4.51%
Allegheny Cnty PA Indl Dev Auth Rev Envr Impt USX Pj	6.10%	7/15/2020	BBB+	1,000	1,026,900
Childrens Tr Fd Puerto Rico Tob Settlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	650	673,738
Philadelphia PA Auth For Indl Dev Lease Rev Ser B(10)	5.125%	10/1/2026	AAA	1,000	1,055,860
York Cnty PA Ind Dev Auth Pollutn Ctrl Rev Svc Elec & Gas Ser A(14)	6.45%	10/1/2019	AAA	1,475	1,476,977
Total					4,233,475

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease 7.46%
St Pub Sch Bldg Auth PA Sch Rev ROLs RR II R566 RIBs(10)	6.139%	6/1/2033	Aaa	$5,000	$5,412,800
York PA Gen Auth Rev York City Recreation Corp GTD(2)	5.50%	5/1/2018	AAA	1,475	1,579,342
Total					6,992,142
Miscellaneous 3.13%
Allegheny Cnty PA Redev Auth Tax Inc Rev Wtrfrt Pj Ser A	6.30%	12/15/2018	A-(d)	1,000	1,085,550
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB	1,000	1,068,050
Washington Cnty PA Auth Rev Cap Fdg Rev Pj & Equip Pg(2)	6.15%	12/1/2029	AAA	730	781,677
Total					2,935,277
Pre-Refunded 36.75%
Allegheny Cnty PA Port Auth Spl Rev Transn(14)	6.125%	3/1/2029	AAA	500	534,400
Allegheny Cnty PA San Auth Swr Rev(14)	5.375%	12/1/2024	AAA	2,000	2,078,900
Bucks Cnty PA Wtr & Swr Auth Neshaminy Interceptor Swr Sys(2)	5.50%	6/1/2017	Aaa	465	488,148
Mifflin Cnty PA(9)	5.625%	9/1/2031	AAA	2,500	2,730,525
Montgomery Cnty PA Indl Dev Auth Rev Hill Sch Pj(14)	5.35%	8/15/2027	Aaa	2,250	2,285,595
PA Conv Ctr Auth Rev Ser A ETM(9)	6.70%	9/1/2016	AAA	855	993,553
PA St Higher Edl Facs Auth Rev Univ of Scranton(2)	5.75%	11/1/2017	AAA	1,000	1,091,680
PA St Higher Edl Facs Auth Rev Univ Sciences Phil(14)	5.25%	11/1/2025	AAA	1,000	1,034,910
PA St Higher Edl Facs Auth Rev Drexel Univ	6.00%	5/1/2029	A+	800	847,400
PA St Tpk Commn(2)	5.50%	7/15/2033	AAA	3,000	3,278,940
Philadelphia PA Gas Wks Rev 12th Ser B ETM(14)	7.00%	5/15/2020	AAA	2,130	2,549,503
Philadelphia PA Sch Dist Ser A(10)	5.50%	2/1/2031	AAA	500	545,890
Philadelphia PA Sch Dist Ser A(10)	5.75%	2/1/2019	AAA	450	489,154
Philadelphia PA Sch Dist Ser A(10)	5.75%	2/1/2020	AAA	250	271,752
Philadelphia PA Sch Dist Ser A(10)	5.75%	2/1/2021	AAA	500	543,505
Philadelphia PA Sch Dist Ser A(10)	5.75%	2/1/2030	AAA	1,250	1,358,763
Philadelphia PA Sch Dist Ser B(9)	5.625%	8/1/2021	AAA	1,000	1,106,050

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX-FREE TRUST September 30, 2006

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Philadelphia PA Sch Dist Ser B(9)	5.625%	8/1/2022	AAA	$1,000	$1,106,050
Plum Boro PA Sch Dist(9)	5.25%	9/15/2030	AAA	1,000	1,076,020
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	2,000	2,227,720
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	925	999,703
Quaker Vly PA Sch Dist(10)	5.50%	4/1/2025	Aaa	800	895,688
Riverside PA Sch Dist(9)	5.50%	10/15/2020	AAA	1,000	1,069,130
St Pub Sch Bldg Auth PA Northhampton Area Cmnty Colleg(2)	5.75%	3/1/2020	AAA	1,775	1,916,947
St Pub Sch Bldg Auth PA Rev Del Cnty Cmnty College Pj(14)	5.50%	10/1/2020	AAA	800	848,712
Tredyffrin Easttown PA Sch Dist	5.50%	2/15/2017	Aaa	1,000	1,070,160
York Cnty PA Hosp Auth Rev York Hosp(2)	5.25%	7/1/2017	AAA	1,000	1,022,610
Total					34,461,408
Transportation 8.71%
Allegheny Cnty PA Arpt Rev(14)	5.00%	1/1/2017	AAA	1,000	1,026,240
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser A(10)	5.20%	1/1/2027	AAA	1,000	1,062,980
Delaware River Port Auth PA & NJ Rev(10)	6.00%	1/1/2019	AAA	1,000	1,073,380
PA St Tpk Commn Tpk Rev Ser A(2)	5.25%	12/1/2032	AAA	1,000	1,083,330
Puerto Rico Comwlth Hwy & Transn Auth Rev PA 1052 RIBs RITES	7.259%	1/1/2010	AAA(c)	2,750	3,376,230
Puerto Rico Comwlth Hwy & Transn Ser G(9)	5.25%	7/1/2020	AAA	500	543,970
Total					8,166,130
Water/Sewer 4.20%
Bucks Cnty PA Wtr & Swr Auth Rev Ser A(2)	5.00%	6/1/2024	AAA	1,000	1,044,990
Delaware Cnty PA Indl Dev Auth Wtr Facs Aqua PA Inc Pj Ser A AMT(9)	5.00%	11/1/2036	AAA	1,000	1,037,640
Luzerne Cnty PA Indl Dev Auth PA American Wtr Co Ser A AMT(2)	5.10%	9/1/2034	AAA	1,000	1,040,190
North Huntingdon Twp PA GTD(2)	5.25%	4/1/2019	AAA	760	816,468
Total					3,939,288
Total Municipal Bonds (cost $86,600,867)					92,525,523

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX-FREE TRUST September 30, 2006

				Shares (000)
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus PA Municipal Money Market Fund (cost $311)				— (b)	$311
Total Investments in Securities 98.67% (cost $86,601,178)					92,525,834
Cash and Other Assets in Excess of Liabilities(g) 1.33%					1,244,316
Net Assets 100.00%					$93,770,150
Open futures contracts at September 30, 2006:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 20-Year Treasury Bond	December 2006	63	Short	$(7,081,594)	$(120,981)

See Notes to Financial Statements.

Schedule of Investments (concluded)

September 30, 2006

AMT  Income from this security may be subject to Alternative Minimum Tax.

COP  Certificates of Participation.

CR    Custodial Receipt.

ETM  Escrow to Maturity.

GTD  Guaranteed.

Pre-Refunded Bonds  A second bond has been issued in order to pay off the first bond issue. Proceeds from the sale of the second bond are held in an "escrow fund" consisting of U.S. Government debt until the first bond issue reaches maturity.

PSF    Permanent School Fund.

RIBs  Residual Interest Bonds. The interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at September 30, 2006.

RITES  Residual Interest Tax-Exempt Security. The interest rate is subject to change periodically and inversely to the prevailing market rate.

ROLs  Reset Option Longs

TCRS  Transferable Custodial Receipt.

NR    Not Rated.

  (a)  Unaudited.

  (b)  Amount is less than 1,000 shares.

  (c)  This investment has not been rated by an independent ratings service but is, in Lord, Abbett & Co. LLC's opinion, of comparable quality to the rating shown.

  (d)  This investment has been rated by Fitch IBCA.

  (e)  Security purchased on a when-issued basis (See Note 2).

  (f)  Effective Maturity Date. Average life of sinking fund due to mandatory or expected principal payments prior to maturity.

  (g)  Cash and Other Assets in Excess of Liabilities (Liabilities in Excess of Cash and Other Assets) include net unrealized appreciation (depreciation) on financial futures contracts.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable Rate Security. The interest rate represents the rate at September 30, 2006.

  ~  Fair Valued Security. (See Note 2).

Insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:

  (1)  American Capital Access Holdings Ltd.

  (2)  AMBAC Assurance Corporation

  (3)  Certified Bond Insurance

  (4)  CIFG Guaranty

  (5)  Department of Veterans Affairs

  (6)  Federal Home Loan Mortgage Corporation

  (7)  Federal Housing Administration

  (8)  Federal National Mortgage Association

  (9)  Financial Guaranty Insurance Company

  (10)  Financial Security Assurance Inc.

  (11)  Government National Mortgage Association

  (12)  Government National Mortgage Association/Federal National Mortgage Association

  (13)  Insurance Bond Certificate

  (14)  Municipal Bond Investors Assurance Corporation

  (15)  Radian Asset Assurance, Inc.

  (16)  XL Capital Assurance, Inc.

See Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 2006

	National	California	Connecticut	Hawaii
ASSETS:
Investments in securities, at cost	$533,765,283	$163,801,223	$90,943,075	$86,006,348
Investments in securities, at value	$568,668,731	$172,822,817	$96,273,608	$90,230,546
Cash	212,115	215,547	198,646	135,960
Deposits with brokers for futures collateral	349,200	71,100	63,900	48,600
Receivables:
Interest	7,922,029	2,255,115	1,297,188	1,185,892
Investment securities sold	5,022	2,692,800	–	–
Capital shares sold	825,191	147,040	95,990	114,499
From advisor	–	–	39,429	30,416
Variation margin	52,733	49,943	44,804	34,719
Prepaid expenses	40,067	17,659	10,498	9,949
Total assets	578,075,088	178,272,021	98,024,063	91,790,581
LIABILITIES:
Payables:
Investment securities purchased	2,961,630	1,820,210	1,000,000	–
Capital shares reacquired	440,265	80,162	45,521	36,356
Management fees	210,640	64,395	35,336	33,162
12b-1 distribution fees	267,320	84,856	41,751	43,504
Fund administration	20,042	6,201	2,933	3,090
Directors' fees	324,732	180,622	32,088	24,216
Distributions payable	1,598,987	469,428	289,236	257,867
Accrued expenses and other liabilities	152,434	97,830	47,454	35,720
Total liabilities	5,976,050	2,803,704	1,494,319	433,915
NET ASSETS	$572,099,038	$175,468,317	$96,529,744	$91,356,666
COMPOSITION OF NET ASSETS:
Paid-in capital	$557,075,280	$169,861,408	$93,536,603	$89,933,507
Distributions in excess of net investment income	(1,701,851)	(310,068)	(304,879)	(257,257)
Accumulated net realized loss on investments and futures contracts	(17,432,487)	(2,952,900)	(1,896,164)	(2,439,962)
Net unrealized appreciation on investments and futures contracts	34,158,096	8,869,877	5,194,184	4,120,378
Net Assets	$572,099,038	$175,468,317	$96,529,744	$91,356,666
Net assets by class:
Class A Shares	$499,777,522	$160,416,435	$96,529,744	$91,356,666
Class B Shares	$27,871,042	–	–	–
Class C Shares	$44,450,474	$15,051,882	–	–
Outstanding shares by class*:
Class A Shares	43,385,109	14,707,815	9,184,028	18,228,351
Class B Shares	2,410,387	–	–	–
Class C Shares	3,850,386	1,378,521	–	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$11.52	$10.91	$10.51	$5.01
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$11.91	$11.28	$10.86	$5.18
Class B Shares–Net asset value	$11.56	–	–	–
Class C Shares–Net asset value	$11.54	$10.92	–	–

*Lord Abbett Municipal Income Fund, Inc. has 1,000,000,000 authorized shares of capital stock (par value $.001) of which 900,000,000 are issued and allocated as follows: 150,000,000 to National, 110,000,000 to each of California,
New Jersey, and New York, and 70,000,000 to each of Connecticut, Hawaii, Minnesota, Missouri, Texas, and
Washington. The Lord Abbett Municipal Income Trust has an unlimited number of shares of beneficial interest authorized.

See Notes to Financial Statements.

	Minnesota	Missouri	New Jersey	New York
ASSETS:
Investments in securities, at cost	$47,149,265	$150,294,291	$120,531,746	$232,982,281
Investments in securities, at value	$49,083,112	$158,048,160	$129,008,055	$247,078,615
Cash	243,505	47,931	62,741	157,719
Deposits with brokers for futures collateral	39,600	140,400	81,900	140,400
Receivables:
Interest	640,701	2,003,153	1,817,529	3,382,226
Investment securities sold	266,000	–	488,486	4,186,615
Capital shares sold	265,864	170,235	217	868,605
From advisor	–	33,459	21,977	69,867
Variation margin	28,356	98,460	57,162	98,469
Prepaid expenses	8,337	12,102	10,811	20,225
Total assets	50,575,475	160,553,900	131,548,878	256,002,741
LIABILITIES:
Payables:
Investment securities purchased	508,000	–	–	5,056,899
Capital shares reacquired	38,631	352,768	209,364	36,425
Management fees	17,780	58,650	48,428	91,096
12b-1 distribution fees	–	54,694	63,466	122,830
Fund administration	1,665	5,557	4,644	8,677
Directors' fees	4,225	39,100	52,124	155,254
Distributions payable	140,679	450,352	364,565	728,045
Accrued expenses and other liabilities	39,740	62,781	64,044	80,577
Total liabilities	750,720	1,023,902	806,635	6,279,803
NET ASSETS	$49,824,755	$159,529,998	$130,742,243	$249,722,938
COMPOSITION OF NET ASSETS:
Paid-in capital	$48,817,372	$153,142,430	$128,325,391	$238,330,971
Distributions in excess of net investment income	(14,046)	(386,614)	(356,886)	(849,284)
Accumulated net realized loss on investments and futures contracts	(827,894)	(680,009)	(5,527,802)	(1,555,406)
Net unrealized appreciation on investments and futures contracts	1,849,323	7,454,191	8,301,540	13,796,657
Net Assets	$49,824,755	$159,529,998	$130,742,243	$249,722,938
Net assets by class:
Class A Shares	$49,824,755	$159,529,998	$130,742,243	$233,100,895
Class B Shares	–	–	–	–
Class C Shares	–	–	–	$16,622,043
Outstanding shares by class*:
Class A Shares	9,622,196	29,954,028	25,281,822	20,686,853
Class B Shares	–	–	–	–
Class C Shares	–	–	–	1,475,027
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$5.18	$5.33	$5.17	$11.27
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$5.35	$5.51	$5.34	$11.65
Class B Shares–Net asset value	–	–	–	–
Class C Shares–Net asset value	–	–	–	$11.27

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

September 30, 2006

	Texas	Washington	Insured Intermediate	Florida
ASSETS:
Investments in securities, at cost	$73,887,864	$41,477,486	$10,346,058	$64,251,792
Investments in securities, at value	$79,672,319	$44,491,374	$10,522,930	$69,285,954
Cash	17,669	221,501	82,164	235,772
Deposits with brokers for futures collateral	15,300	8,100	–	18,000
Receivables:
Interest	1,190,528	684,577	133,490	1,201,857
Investment securities sold	298,100	–	–	10,053
Capital shares sold	575,633	9,465	173,095	200,202
From advisor	19,788	–	13,532	13,409
Variation margin	10,714	5,664	–	12,591
Prepaid expenses	11,219	7,127	25,220	16,212
Total assets	81,811,270	45,427,808	10,950,431	70,994,050
LIABILITIES:
Payables:
Investment securities purchased	2,020,463	1,000,000	–	–
Capital shares reacquired	10,408	185,799	–	38
Management fees	28,970	17,071	3,453	26,437
12b-1 distribution fees	67,487	–	6,080	44,584
Fund administration	2,846	1,537	346	2,506
Directors'/Trustees' fees	36,003	18,877	4,595	42,961
Distributions payable	238,892	134,448	25,094	205,001
Accrued expenses and other liabilities	43,873	40,145	34,073	49,385
Total liabilities	2,448,942	1,397,877	73,641	370,912
NET ASSETS	$79,362,328	$44,029,931	$10,876,790	$70,623,138
COMPOSITION OF NET ASSETS:
Paid-in capital	$77,836,922	$43,404,181	$10,992,473	$72,315,279
Undistributed (distributions in excess of) net investment income	(233,811)	141,929	2,063	(216,837)
Accumulated net realized loss on investments and futures contracts	(3,992,538)	(2,512,735)	(294,618)	(6,471,046)
Net unrealized appreciation on investments and futures contracts	5,751,755	2,996,556	176,872	4,995,742
Net Assets	$79,362,328	$44,029,931	$10,876,790	$70,623,138
Net assets by class:
Class A Shares	$79,362,328	$44,029,931	$7,233,843	$64,392,136
Class B Shares	–	–	$848,254	–
Class C Shares	–	–	$2,783,969	$6,231,002
Class P Shares	–	–	$10,724	–
Outstanding shares by class*:
Class A Shares	7,880,558	8,624,944	737,029	13,555,203
Class B Shares	–	–	86,524	–
Class C Shares	–	–	283,984	1,309,920
Class P Shares	–	–	1,093	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$10.07	$5.10	$9.81	$4.75
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 3.25%)	$10.41	$5.27	$10.14	$4.91
Class B Shares–Net asset value	–	–	$9.80	–
Class C Shares–Net asset value	–	–	$9.80	$4.76
Class P Shares–Net asset value	–	–	$9.81	–

*Lord Abbett Municipal Income Fund, Inc. has 1,000,000,000 authorized shares of capital stock (par value $.001) of which 900,000,000 are issued and allocated as follows: 150,000,000 to National, 110,000,000 to each of California,
New Jersey, and New York, and 70,000,000 to each of Connecticut, Hawaii, Minnesota, Missouri, Texas, and Washington.
The Lord Abbett Municipal Income Trust has an unlimited number of shares of beneficial interest authorized.

See Notes to Financial Statements.

	Georgia	High Yield	Michigan	Pennsylvania
ASSETS:
Investments in securities, at cost	$111,216,074	$1,073,136,117	$68,526,842	$86,601,178
Investments in securities, at value	$115,923,673	$1,106,195,876	$72,827,490	$92,525,834
Cash	137,738	6,337,702	107,168	94,917
Deposits with brokers for futures collateral	89,100	1,557,900	59,400	56,700
Receivables:
Interest	1,826,602	15,842,553	1,168,755	1,348,800
Investment securities sold	–	15,000	–	5,000
Capital shares sold	1,499,899	15,629,788	167,746	126,036
From advisor	23,911	700,108	–	22,933
Variation margin	62,823	72,354	41,347	39,447
Prepaid expenses	11,275	87,126	10,881	12,060
Total assets	119,575,021	1,146,438,407	74,382,787	94,231,727
LIABILITIES:
Payables:
Investment securities purchased	104,165	55,541,300	973,240	–
Capital shares reacquired	159,498	4,653,113	46,510	25,738
Management fees	42,284	400,341	26,782	34,573
12b-1 distribution fees	57,005	499,385	–	51,783
Fund administration	3,965	32,249	2,528	3,291
Directors'/Trustees' fees	7,724	20,962	14,363	26,513
Distributions payable	327,289	3,412,724	212,662	272,780
Accrued expenses and other liabilities	54,308	218,367	50,386	46,899
Total liabilities	756,238	64,778,441	1,326,471	461,577
NET ASSETS	$118,818,783	$1,081,659,966	$73,056,316	$93,770,150
COMPOSITION OF NET ASSETS:
Paid-in capital	$115,014,762	$1,057,493,652	$71,520,142	$89,511,830
Undistributed (distributions in excess of) net investment income	22,384	1,277,602	(191,410)	(266,747)
Accumulated net realized loss on investments and futures contracts	(735,825)	(7,283,441)	(2,446,191)	(1,278,608)
Net unrealized appreciation on investments and futures contracts	4,517,462	30,172,153	4,173,775	5,803,675
Net Assets	$118,818,783	$1,081,659,966	$73,056,316	$93,770,150
Net assets by class:
Class A Shares	$118,818,783	$731,726,307	$73,056,316	$93,770,150
Class B Shares	–	$11,495	–	–
Class C Shares	–	$349,910,626	–	–
Class P Shares	–	$11,538	–	–
Outstanding shares by class*:
Class A Shares	21,061,302	46,277,908	13,894,518	17,888,329
Class B Shares	–	727	–	–
Class C Shares	–	22,133,196	–	–
Class P Shares	–	729.427	–	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$5.64	$15.81	$5.26	$5.24
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 3.25%)	$5.83	$16.34	$5.44	$5.42
Class B Shares–Net asset value	–	$15.81	–	–
Class C Shares–Net asset value	–	$15.81	–	–
Class P Shares–Net asset value	–	$15.82	–	–

See Notes to Financial Statements.

Statements of Operations

For the Year Ended September 30, 2006

	National	California	Connecticut	Hawaii
Investment Income:
Interest	$28,093,378	$8,344,567	$4,468,090	$3,908,590
Dividends	90,203	21,025	15,454	–
Total investment Income	28,183,581	8,365,592	4,483,544	3,908,590
Expenses:
Management fees	2,556,940	796,993	415,276	371,919
12b-1 distribution plan–Class A	1,710,936	568,407	322,993	285,672
12b-1 distribution plan–Class B	292,178	–	–	–
12b-1 distribution plan–Class C	423,134	147,077	–	–
Shareholder servicing	239,165	71,275	36,413	30,638
Professional	53,938	39,959	34,566	34,388
Reports to shareholders	75,554	10,655	11,793	13,525
Fund administration	227,283	70,844	36,914	33,060
Custody	51,889	20,856	10,751	6,209
Directors' fees	20,017	6,262	3,232	2,831
Registration	50,058	24,798	14,311	13,726
Other	11,783	4,459	2,186	2,190
Gross expenses	5,712,875	1,761,585	888,435	794,158
Expense reductions (See Note 7)	(19,844)	(6,108)	(4,407)	(7,819)
Expenses assumed by advisor (See Note 3)	(8)	(5,472)	(403,121)	(197,886)
Net expenses	5,693,023	1,750,005	480,907	588,453
Net investment income	22,490,558	6,615,587	4,002,637	3,320,137
Net realized and unrealized gain (loss):
Net realized loss on investments and futures contracts	(1,747,471)	(189,621)	(307,296)	(122,329)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	7,480	1,835	1,649	1,337
Net change in unrealized appreciation (depreciation) on investments and futures contracts	931,207	(532,881)	(18,039)	(47,094)
Net realized and unrealized loss	(808,784)	(720,667)	(323,686)	(168,086)
Net Increase in Net Assets Resulting From Operations	$21,681,774	$5,894,920	$3,678,951	$3,152,051

See Notes to Financial Statements.

	Minnesota	Missouri	New Jersey	New York
Investment Income:
Interest	$2,209,473	$7,495,949	$6,507,990	$11,738,620
Dividends	–	–	6,729	46,769
Total investment Income	2,209,473	7,495,949	6,514,719	11,785,389
Expenses:
Management fees	206,632	717,144	599,958	1,082,386
12b-1 distribution plan–Class A	–	557,779	466,449	770,278
12b-1 distribution plan–Class B	–	–	–	–
12b-1 distribution plan–Class C	–	–	–	151,211
Shareholder servicing	26,479	85,908	66,436	108,787
Professional	34,065	38,361	37,452	44,271
Reports to shareholders	7,224	28,182	18,533	25,882
Fund administration	18,367	63,746	53,330	96,212
Custody	5,652	18,695	36,553	29,248
Directors' fees	1,582	5,625	4,743	8,459
Registration	11,374	17,507	14,269	25,441
Other	1,327	3,483	2,834	5,010
Gross expenses	312,702	1,536,430	1,300,557	2,347,185
Expense reductions (See Note 7)	(5,637)	(22,203)	(4,386)	(8,636)
Expenses assumed by advisor (See Note 3)	–	(610,328)	(153,337)	(731,445)
Net expenses	307,065	903,899	1,142,834	1,607,104
Net investment income	1,902,408	6,592,050	5,371,885	10,178,285
Net realized and unrealized gain (loss):
Net realized loss on investments and futures contracts	(177,937)	(632,220)	(406,121)	(886,726)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	1,022	2,439	2,114	2,228
Net change in unrealized appreciation (depreciation) on investments and futures contracts	153,650	75,461	(464,718)	(225,280)
Net realized and unrealized loss	(23,265)	(554,320)	(868,725)	(1,109,778)
Net Increase in Net Assets Resulting From Operations	$1,879,143	$6,037,730	$4,503,160	$9,068,507

See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended September 30, 2006

	Texas	Washington	Insured Intermediate	Florida
Investment Income:
Interest	$4,009,663	$2,239,849	$421,576	$3,651,446
Dividends	29,090	6,238	5,193	16,829
Total investment income	4,038,753	2,246,087	426,769	3,668,275
Expenses:
Management fees	350,335	205,813	47,543	326,419
12b-1 distribution plan–Class A	270,451	–	26,760	245,002
12b-1 distribution plan–Class B	–	–	7,964	–
12b-1 distribution plan–Class C	–	–	34,331	65,502
12b-1 distribution plan–Class P	–	–	48	–
Shareholder servicing	33,078	26,914	6,823	37,752
Professional	34,974	34,732	32,340	35,855
Reports to shareholders	10,990	6,749	1,362	7,973
Fund administration	31,141	18,294	4,754	29,015
Custody	12,227	10,003	5,992	15,108
Directors'/Trustees' fees	2,727	1,630	423	2,582
Registration	13,287	13,057	54,438	22,015
Other	1,862	1,124	2,290	2,194
Gross expenses	761,072	318,316	225,068	789,417
Expense reductions (See Note 7)	(3,930)	(2,644)	(2,848)	(3,912)
Expenses assumed by advisor (See Note 3)	(107,930)	–	(160,806)	(196,307)
Net expenses	649,212	315,672	61,414	589,198
Net investment income	3,389,541	1,930,415	365,355	3,079,077
Net realized and unrealized gain (loss):
Net realized loss on investments and futures contracts	(138,598)	(77,360)	(156,652)	(348,913)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	395	209	–	465
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(707,020)	(183,267)	162,395	(109,581)
Net realized and unrealized gain (loss)	(845,223)	(260,418)	5,743	(458,029)
Net Increase in Net Assets Resulting From Operations	$2,544,318	$1,669,997	$371,098	$2,621,048

See Notes to Financial Statements.

	Georgia	High Yield	Michigan	Pennsylvania
Investment Income:
Interest	$4,822,579	$39,181,561	$3,568,245	$4,624,087
Dividends	–	100,165	–	311
Total investment income	4,822,579	39,281,726	3,568,245	4,624,398
Expenses:
Management fees	489,108	3,604,027	332,498	427,724
12b-1 distribution plan–Class A	309,367	1,733,647	–	298,392
12b-1 distribution plan–Class B	–	110	–	–
12b-1 distribution plan–Class C	–	2,234,896	–	–
12b-1 distribution plan–Class P	–	49	–	–
Shareholder servicing	63,215	355,832	48,195	48,027
Professional	36,071	58,371	33,312	33,431
Reports to shareholders	17,247	116,319	9,782	9,426
Fund administration	43,476	288,417	29,555	38,020
Custody	11,476	97,766	19,916	21,421
Directors'/Trustees' fees	3,735	21,476	2,619	3,372
Registration	18,093	184,021	16,994	13,755
Other	2,782	10,438	1,743	2,082
Gross expenses	994,570	8,705,369	494,614	895,650
Expense reductions (See Note 7)	(13,838)	(89,853)	(6,423)	(9,825)
Expenses assumed by advisor (See Note 3)	(502,691)	(6,666,264)	(48,925)	(247,047)
Net expenses	478,041	1,949,252	439,266	638,778
Net investment income	4,344,538	37,332,474	3,128,979	3,985,620
Net realized and unrealized gain (loss):
Net realized loss on investments and futures contracts	(675,095)	(6,548,414)	(498,759)	(367,834)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	2,300	–	424	1,463
Net change in unrealized appreciation (depreciation) on investments and futures contracts	432,358	30,000,604	(71,258)	(664,199)
Net realized and unrealized gain (loss)	(240,437)	23,452,190	(569,593)	(1,030,570)
Net Increase in Net Assets Resulting From Operations	$4,104,101	$60,784,664	$2,559,386	$2,955,050

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended September 30, 2006

INCREASE (DECREASE) IN NET ASSETS	National	California	Connecticut	Hawaii
Operations:
Net investment income	$22,490,558	$6,615,587	$4,002,637	$3,320,137
Net realized loss on investments and futures contracts	(1,747,471)	(189,621)	(307,296)	(122,329)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	7,480	1,835	1,649	1,337
Net change in unrealized appreciation (depreciation) on investments and futures contracts	931,207	(532,881)	(18,039)	(47,094)
Net increase in net assets resulting from operations	21,681,774	5,894,920	3,678,951	3,152,051
Distributions to shareholders from:
Net investment income
Class A	(20,510,801)	(6,371,013)	(4,020,361)	(3,420,720)
Class B	(1,006,019)	–	–	–
Class C	(1,468,117)	(483,299)	–	–
Net realized gain
Class A	–	–	–	–
Total distributions to shareholders	(22,984,937)	(6,854,312)	(4,020,361)	(3,420,720)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	70,020,603	14,893,601	15,548,176	20,929,784
Reinvestment of distributions	15,895,778	4,304,407	2,171,918	2,417,923
Cost of shares reacquired	(82,355,426)	(22,949,895)	(11,926,976)	(9,939,801)
Net increase (decrease) in net assets resulting from capital share transactions	3,560,955	(3,751,887)	5,793,118	13,407,906
Net increase (decrease) in net assets	2,257,792	(4,711,279)	5,451,708	13,139,237
NET ASSETS:
Beginning of year	569,841,246	180,179,596	91,078,036	78,217,429
End of year	$572,099,038	$175,468,317	$96,529,744	$91,356,666
Distributions in excess of net investment income	$(1,701,851)	$(310,068)	$(304,879)	$(257,257)

See Notes to Financial Statements.

INCREASE (DECREASE) IN NET ASSETS	Minnesota	Missouri	New Jersey	New York
Operations:
Net investment income	$1,902,408	$6,592,050	$5,371,885	$10,178,285
Net realized loss on investments and futures contracts	(177,937)	(632,220)	(406,121)	(886,726)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	1,022	2,439	2,114	2,228
Net change in unrealized appreciation (depreciation) on investments and futures contracts	153,650	75,461	(464,718)	(225,280)
Net increase in net assets resulting from operations	1,879,143	6,037,730	4,503,160	9,068,507
Distributions to shareholders from:
Net investment income
Class A	(1,892,036)	(6,501,513)	(5,375,403)	(9,665,212)
Class B	–	–	–	–
Class C	–	–	–	(550,916)
Net realized gain
Class A	–	(223,724)	–	–
Total distributions to shareholders	(1,892,036)	(6,725,237)	(5,375,403)	(10,216,128)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	10,976,320	13,703,246	6,743,902	26,075,091
Reinvestment of distributions	1,662,593	5,657,370	2,908,469	6,351,061
Cost of shares reacquired	(5,983,519)	(20,766,978)	(15,357,276)	(25,655,829)
Net increase (decrease) in net assets resulting from capital share transactions	6,655,394	(1,406,362)	(5,704,905)	6,770,323
Net increase (decrease) in net assets	6,642,501	(2,093,869)	(6,577,148)	5,622,702
NET ASSETS:
Beginning of year	43,182,254	161,623,867	137,319,391	244,100,236
End of year	$49,824,755	$159,529,998	$130,742,243	$249,722,938
Distributions in excess of net investment income	$(14,046)	$(386,614)	$(356,886)	$(849,284)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

For the Year Ended September 30, 2006

INCREASE (DECREASE) IN NET ASSETS	Texas	Washington	Insured Intermediate	Florida
Operations:
Net investment income	$3,389,541	$1,930,415	$365,355	$3,079,077
Net realized loss on investments and futures contracts	(138,598)	(77,360)	(156,652)	(348,913)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	395	209	–	465
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(707,020)	(183,267)	162,395	(109,581)
Net increase in net assets resulting from operations	2,544,318	1,669,997	371,098	2,621,048
Distributions to shareholders from:
Net investment income
Class A	(3,399,287)	(2,007,376)	(265,545)	(2,814,257)
Class B	–	–	(22,144)	–
Class C	–	–	(94,416)	(239,523)
Class P	–	–	(345)	–
Total distributions to shareholders	(3,399,287)	(2,007,376)	(382,450)	(3,053,780)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	9,751,864	2,505,824	5,327,011	5,231,473
Reinvestment of distributions	2,579,479	1,549,271	245,314	1,626,126
Cost of shares reacquired	(8,138,690)	(7,397,010)	(7,185,544)	(11,320,232)
Net increase (decrease) in net assets resulting from capital share transactions	4,192,653	(3,341,915)	(1,613,219)	(4,462,633)
Net increase (decrease) in net assets	3,337,684	(3,679,294)	(1,624,571)	(4,895,365)
NET ASSETS:
Beginning of year	76,024,644	47,709,225	12,501,361	75,518,503
End of year	$79,362,328	$44,029,931	$10,876,790	$70,623,138
Undistributed (distributions in excess of) net investment income	$(233,811)	$141,929	$2,063	$(216,837)

See Notes to Financial Statements.

INCREASE (DECREASE) IN NET ASSETS	Georgia	High Yield	Michigan	Pennsylvania
Operations:
Net investment income	$4,344,538	$37,332,474	$3,128,979	$3,985,620
Net realized loss on investments and futures contracts	(675,095)	(6,548,414)	(498,759)	(367,834)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error (See Note 3)	2,300	–	424	1,463
Net change in unrealized appreciation (depreciation) on investments and futures contracts	432,358	30,000,604	(71,258)	(664,199)
Net increase in net assets resulting from operations	4,104,101	60,784,664	2,559,386	2,955,050
Distributions to shareholders from:
Net investment income
Class A	(4,411,251)	(25,120,264)	(3,114,405)	(3,986,795)
Class B	–	(525)	–	–
Class C	–	(10,469,289)	–	–
Class P	–	(559)	–	–
Total distributions to shareholders	(4,411,251)	(35,590,637)	(3,114,405)	(3,986,795)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	24,478,398	722,189,407	5,905,712	4,694,173
Reinvestment of distributions	3,610,374	19,526,867	2,289,942	2,324,459
Cost of shares reacquired	(12,849,618)	(123,538,303)	(10,446,629)	(9,285,564)
Net increase (decrease) in net assets resulting from capital share transactions	15,239,154	618,177,971	(2,250,975)	(2,266,932)
Net increase (decrease) in net assets	14,932,004	643,371,998	(2,805,994)	(3,298,677)
NET ASSETS:
Beginning of year	103,886,779	438,287,968	75,862,310	97,068,827
End of year	$118,818,783	$1,081,659,966	$73,056,316	$93,770,150
Undistributed (distributions in excess of) net investment income	$22,384	$1,277,602	$(191,410)	$(266,747)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

For the Year Ended September 30, 2005

INCREASE (DECREASE) IN NET ASSETS	National	California	Connecticut	Hawaii
Operations:
Net investment income	$22,733,743	$7,145,593	$3,745,433	$2,856,901
Net realized gain on investments	2,290,948	1,322,239	66,847	157,963
Net change in unrealized appreciation (depreciation) on investments	28,933	55,949	(523,627)	(836,876)
Net increase in net assets resulting from operations	25,053,624	8,523,781	3,288,653	2,177,988
Distributions to shareholders from:
Net investment income
Class A	(19,625,604)	(6,411,414)	(3,778,140)	(2,890,561)
Class B	(1,070,508)	–	–	–
Class C	(1,353,655)	(441,459)	–	–
Total distributions to shareholders	(22,049,767)	(6,852,873)	(3,778,140)	(2,890,561)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	51,842,238	17,495,318	10,013,892	15,258,859
Reinvestment of distributions	14,994,262	4,038,026	2,046,626	1,726,144
Cost of shares reacquired	(78,189,654)	(22,248,071)	(10,477,934)	(7,652,681)
Net increase (decrease) in net assets resulting from capital share transactions	(11,353,154)	(714,727)	1,582,584	9,332,322
Net increase (decrease) in net assets	(8,349,297)	956,181	1,093,097	8,619,749
NET ASSETS:
Beginning of year	578,190,543	179,223,415	89,984,939	69,597,680
End of year	$569,841,246	$180,179,596	$91,078,036	$78,217,429
Distributions in excess of net investment income	$(1,327,652)	$(70,560)	$(298,911)	$(228,848)

See Notes to Financial Statements.

INCREASE (DECREASE) IN NET ASSETS	Minnesota	Missouri	New Jersey	New York
Operations:
Net investment income	$1,639,902	$6,403,640	$5,638,340	$10,241,498
Net realized gain on investments	32,645	539,000	488,086	1,951,497
Net change in unrealized appreciation (depreciation) on investments	103,849	(263,132)	20,011	(3,675,093)
Net increase in net assets resulting from operations	1,776,396	6,679,508	6,146,437	8,517,902
Distributions to shareholders from:
Net investment income
Class A	(1,561,827)	(6,364,236)	(5,542,184)	(9,760,245)
Class B	–	–	–	–
Class C	–	–	–	(479,301)
Total distributions to shareholders	(1,561,827)	(6,364,236)	(5,542,184)	(10,239,546)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	8,422,579	16,167,260	10,342,291	15,718,365
Reinvestment of distributions	1,370,007	5,356,878	3,087,893	6,319,031
Cost of shares reacquired	(5,312,810)	(16,121,749)	(16,176,894)	(25,881,447)
Net increase (decrease) in net assets resulting from capital share transactions	4,479,776	5,402,389	(2,746,710)	(3,844,051)
Net increase (decrease) in net assets	4,694,345	5,717,661	(2,142,457)	(5,565,695)
NET ASSETS:
Beginning of year	38,487,909	155,906,206	139,461,848	249,665,931
End of year	$43,182,254	$161,623,867	$137,319,391	$244,100,236
Distributions in excess of net investment income	$(24,402)	$(466,214)	$(367,648)	$(861,779)

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

For the Year Ended September 30, 2005

INCREASE (DECREASE) IN NET ASSETS	Texas	Washington	Insured Intermediate	Florida
Operations:
Net investment income	$3,269,965	$2,105,496	$294,444	$3,205,938
Net realized gain (loss) on investments	3,114	80,130	2,164	305,623
Net change in unrealized appreciation (depreciation) on investments	(737,907)	(239,466)	(165,184)	(896,541)
Net increase in net assets resulting from operations	2,535,172	1,946,160	131,424	2,615,020
Distributions to shareholders from:
Net investment income
Class A	(3,272,796)	(2,194,346)	(190,340)	(3,022,602)
Class B	–	–	(10,816)	–
Class C	–	–	(76,343)	(231,091)
Class P	–	–	(276)	–
Total distributions to shareholders	(3,272,796)	(2,194,346)	(277,775)	(3,253,693)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	4,539,764	4,413,729	6,773,004	6,471,601
Reinvestment of distributions	2,472,778	1,669,761	191,241	1,662,964
Cost of shares reacquired	(5,836,564)	(6,960,562)	(4,294,792)	(10,896,560)
Net increase (decrease) in net assets resulting from capital share transactions	1,175,978	(877,072)	2,669,453	(2,761,995)
Net increase (decrease) in net assets	438,354	(1,125,258)	2,523,102	(3,400,668)
NET ASSETS:
Beginning of year	75,586,290	48,834,483	9,978,259	78,919,171
End of year	$76,024,644	$47,709,225	$12,501,361	$75,518,503
Undistributed (distributions in excess of) net investment income	$(224,065)	$219,243	$19,158	$(246,382)

*For the period 12/1/2004 (commencement of investment operations) to 9/30/2005.

See Notes to Financial Statements.

INCREASE (DECREASE) IN NET ASSETS	Georgia	High Yield*	Michigan	Pennsylvania
Operations:
Net investment income	$3,764,927	$6,244,293	$3,060,313	$3,978,249
Net realized gain (loss) on investments	212,639	(737,293)	69,684	78,667
Net change in unrealized appreciation (depreciation) on investments	(134,845)	171,549	(470,326)	226,197
Net increase in net assets resulting from operations	3,842,721	5,678,549	2,659,671	4,283,113
Distributions to shareholders from:
Net investment income
Class A	(3,756,535)	(4,944,903)	(3,079,723)	(4,015,282)
Class B	–	(442)	–	–
Class C	–	(1,760,470)	–	–
Class P	–	(447)	–	–
Total distributions to shareholders	(3,756,535)	(6,706,262)	(3,079,723)	(4,015,282)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	23,571,680	448,982,126	8,951,088	8,199,297
Reinvestment of distributions	3,147,985	3,142,187	2,186,282	2,248,356
Cost of shares reacquired	(12,399,318)	(12,808,632)	(8,145,069)	(9,600,486)
Net increase (decrease) in net assets resulting from capital share transactions	14,320,347	439,315,681	2,992,301	847,167
Net increase (decrease) in net assets	14,406,533	438,287,968	2,572,249	1,114,998
NET ASSETS:
Beginning of year	89,480,246	–	73,290,061	95,953,829
End of year	$103,886,779	$438,287,968	$75,862,310	$97,068,827
Undistributed (distributions in excess of) net investment income	$89,562	$(461,975)	$(215,682)	$(291,303)

See Notes to Financial Statements.

Financial Highlights

NATIONAL TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$11.55		$11.49	$11.50	$11.73	$11.33
Investment operations:
Net investment income(a)	.46		.47	.47	.50	.54
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.02)		.05	(.01)	(.22)	.40
Total from investment operations	.44		.52	.46	.28	.94
Distributions to shareholders from net investment income	(.47)		(.46)	(.47)	(.51)	(.54)
Net asset value, end of year	$11.52		$11.55	$11.49	$11.50	$11.73
Total Return(b)	3.94	%(d)	4.53%	4.10%	2.48%	8.57%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.92%		.93%	.96%	.98%	1.03%
Expenses, excluding expense reductions and expenses assumed	.92%		.94%	1.00%	.98%	1.04%
Net investment income	4.04%		4.03%	4.07%	4.33%	4.74%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$499,778		$497,310	$500,519	$515,694	$530,563
Portfolio turnover rate	79.27%		129.11%	183.06%	209.07%	63.74%

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of year	$11.58		$11.52	$11.53	$11.76	$11.36
Investment operations:
Net investment income(a)	.39		.39	.39	.42	.47
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.02)		.05	(.01)	(.21)	.40
Total from investment operations	.37		.44	.38	.21	.87
Distributions to shareholders from net investment income	(.39)		(.38)	(.39)	(.44)	(.47)
Net asset value, end of year	$11.56		$11.58	$11.52	$11.53	$11.76
Total Return(b)	3.32	%(d)	3.83%	3.40%	1.86%	7.88%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.58%		1.58%	1.61%	1.63%	1.65%
Expenses, excluding expense reductions and expenses assumed	1.58%		1.59%	1.65%	1.63%	1.66%
Net investment income	3.39%		3.38%	3.42%	3.68%	4.12%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$27,871		$31,209	$34,263	$39,122	$36,250
Portfolio turnover rate	79.27%		129.11%	183.06%	209.07%	63.74%

See Notes to Financial Statements.

Financial Highlights (concluded)

NATIONAL TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$11.57		$11.50	$11.52	$11.76	$11.35
Investment operations:
Net investment income(a)	.39		.39	.39	.42	.47
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.02)		.06	(.02)	(.22)	.41
Total from investment operations	.37		.45	.37	.20	.88
Distributions to shareholders from net investment income	(.40)		(.38)	(.39)	(.44)	(.47)
Net asset value, end of year	$11.54		$11.57	$11.50	$11.52	$11.76
Total Return(b)	3.26	%(d)	3.93%	3.32%	1.80%	7.95%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.58%		1.58%	1.61%	1.63%	1.61%
Expenses, excluding expense reductions and expenses assumed	1.58%		1.59%	1.65%	1.63%	1.62%
Net investment income	3.39%		3.38%	3.42%	3.68%	4.16%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$44,450		$41,322	$43,409	$49,474	$44,727
Portfolio turnover rate	79.27%		129.11%	183.06%	209.07%	63.74%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

CALIFORNIA TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$10.96		$10.86	$10.80	$11.19	$10.89
Investment operations:
Net investment income(a)	.41		.44	.43	.46	.52
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.03)		.08	.07	(.36)	.29
Total from investment operations	.38		.52	.50	.10	.81
Distributions to shareholders from net investment income	(.43)		(.42)	(.44)	(.49)	(.51)
Net asset value, end of year	$10.91		$10.96	$10.86	$10.80	$11.19
Total Return(b)	3.52	%(d)	4.88%	4.73%	.94%	7.65%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.93%		.94%	.99%	.99%	1.03%
Expenses, excluding expense reductions and expenses assumed	.94%		.94%	.99%	.99%	1.04%
Net investment income	3.79%		4.01%	3.97%	4.27%	4.82%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$160,416		$166,227	$165,270	$178,156	$192,181
Portfolio turnover rate	56.83%		43.42%	28.81%	86.47%	45.31%

See Notes to Financial Statements.

Financial Highlights (concluded)

CALIFORNIA TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$10.97		$10.87	$10.80	$11.20	$10.91
Investment operations:
Net investment income(a)	.34		.37	.36	.39	.46
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.03)		.08	.08	(.37)	.27
Total from investment operations	.31		.45	.44	.02	.73
Distributions to shareholders from net investment income	(.36)		(.35)	(.37)	(.42)	(.44)
Net asset value, end of year	$10.92		$10.97	$10.87	$10.80	$11.20
Total Return(b)	2.87	%(d)	4.20%	4.14%	.26%	6.94%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.58%		1.58%	1.63%	1.63%	1.61%
Expenses, excluding expense reductions and expenses assumed	1.59%		1.58%	1.63%	1.63%	1.62%
Net investment income	3.14%		3.37%	3.32%	3.63%	4.22%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$15,052		$13,953	$13,953	$16,183	$14,290
Portfolio turnover rate	56.83%		43.42%	28.81%	86.47%	45.31%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(a) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

CONNECTICUT TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$10.56		$10.61	$10.55	$10.71	$10.32
Investment operations:
Net investment income(a)	.45		.44	.43	.46	.50
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.04)		(.05)	.08	(.16)	.38
Total from investment operations	.41		.39	.51	.30	.88
Distributions to shareholders from net investment income	(.46)		(.44)	(.45)	(.46)	(.49)
Net asset value, end of year	$10.51		$10.56	$10.61	$10.55	$10.71
Total Return(b)	3.96	%(d)	3.74%	4.92%	2.95%	8.79%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.52%		.79%	1.00%	1.01%	1.03%
Expenses, excluding expense reductions and expenses assumed	.96%		.96%	1.00%	1.01%	1.04%
Net investment income	4.34%		4.11%	4.09%	4.33%	4.82%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$96,530		$91,078	$89,985	$96,469	$100,358
Portfolio turnover rate	45.35%		10.25%	20.16%	41.50%	48.64%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

HAWAII TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.04		$5.08	$5.08	$5.20	$5.01
Investment operations:
Net investment income(a)	.20		.20	.21	.21	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.02)		(.04)	– (c)	(.12)	.20
Total from investment operations	.18		.16	.21	.09	.43
Distributions to shareholders from net investment income	(.21)		(.20)	(.21)	(.21)	(.24)
Net asset value, end of year	$5.01		$5.04	$5.08	$5.08	$5.20
Total Return(b)	3.60	%(d)	3.28%	4.18%	1.86%	8.78%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.71%		.95%	1.01%	.99%	1.05%
Expenses, excluding expense reductions and expenses assumed	.96%		.96%	1.01%	1.00%	1.06%
Net investment income	4.01%		3.98%	4.13%	4.20%	4.60%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$91,357		$78,217	$69,598	$75,117	$79,988
Portfolio turnover rate	53.12%		18.80%	6.31%	27.90%	30.99%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

MINNESOTA TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.19		$5.15	$5.14	$5.18	$5.00
Investment operations:
Net investment income(a)	.21		.21	.20	.21	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.01)		.03	.01	(.03)	.18
Total from investment operations	.20		.24	.21	.18	.42
Distributions to shareholders from net investment income	(.21)		(.20)	(.20)	(.22)	(.24)
Net asset value, end of year	$5.18		$5.19	$5.15	$5.14	$5.18
Total Return(b)	4.00	%(d)	4.74%	4.24%	3.57%	8.56%
Ratios to Average Net Assets:
Expenses, including expense reductions	.67%		.67%	.68%	.69%	.46%
Expenses, excluding expense reductions	.68%		.68%	.68%	.72%	.75%
Net investment income	4.14%		4.05%	4.00%	4.03%	4.79%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$49,825		$43,182	$38,488	$37,016	$27,568
Portfolio turnover rate	36.70%		17.42%	24.67%	35.15%	22.33%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

MISSOURI TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.35		$5.34	$5.36	$5.41	$5.25
Investment operations:
Net investment income(a)	.22		.22	.20	.22	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.02)		– (c)	– (c)	(.05)	.16
Total from investment operations	.20		.22	.20	.17	.39
Distributions to shareholders from:
Net investment income	(.21)		(.21)	(.22)	(.22)	(.23)
Net realized gain	(.01)		–	–	–	–
Total distributions	(.22)		(.21)	(.22)	(.22)	(.23)
Net asset value, end of year	$5.33		$5.35	$5.34	$5.36	$5.41
Total Return(b)	3.92	%(d)	4.26%	3.77%	3.18%	7.67%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.57%		.67%	1.02%	1.00%	1.03%
Expenses, excluding expense reductions and expenses assumed	.96%		.95%	1.01%	1.01%	1.06%
Net investment income	4.14%		4.02%	3.85%	4.19%	4.44%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$159,530		$161,624	$155,906	$153,488	$145,006
Portfolio turnover rate	33.84%		29.31%	41.82%	48.47%	80.04%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

NEW JERSEY TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.20		$5.18	$5.20	$5.37	$5.21
Investment operations:
Net investment income(a)	.21		.21	.22	.24	.25
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.03)		.02	(.02)	(.17)	.15
Total from investment operations	.18		.23	.20	.07	.40
Distributions to shareholders from net investment income	(.21)		(.21)	(.22)	(.24)	(.24)
Net asset value, end of year	$5.17		$5.20	$5.18	$5.20	$5.37
Total Return(b)	3.51	%(d)	4.42%	3.89%	1.31%	7.96%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.86%		.95%	1.00%	1.00%	1.03%
Expenses, excluding expense reductions and expenses assumed	.98%		.95%	1.00%	1.00%	1.05%
Net investment income	4.03%		4.02%	4.18%	4.49%	4.77%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$130,742		$137,319	$139,462	$153,797	$164,733
Portfolio turnover rate	36.94%		36.15%	32.57%	70.02%	97.76%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

NEW YORK TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$11.32		$11.41	$11.42	$11.66	$11.16
Investment operations:
Net investment income(a)	.48		.48	.48	.52	.54
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.05)		(.09)	– (c)	(.24)	.49
Total from investment operations	.43		.39	.48	.28	1.03
Distributions to shareholders from net investment income	(.48)		(.48)	(.49)	(.52)	(.53)
Net asset value, end of year	$11.27		$11.32	$11.41	$11.42	$11.66
Total Return(b)	3.92	%(d)	3.43%	4.33%	2.55%	9.50%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.62%		.76%	.94%	.96%	1.03%
Expenses, excluding expense reductions and expenses assumed	.93%		.94%	.99%	.96%	1.04%
Net investment income	4.27%		4.16%	4.27%	4.54%	4.80%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$233,101		$229,598	$237,349	$247,153	$252,831
Portfolio turnover rate	78.83%		60.01%	48.17%	47.94%	51.72%

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW YORK TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$11.32		$11.40	$11.42	$11.67	$11.17
Investment operations:
Net investment income(a)	.40		.40	.41	.44	.48
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.04)		(.08)	(.01)	(.23)	.49
Total from investment operations	.36		.32	.40	.21	.97
Distributions to shareholders from net investment income	(.41)		(.40)	(.42)	(.46)	(.47)
Net asset value, end of year	$11.27		$11.32	$11.40	$11.42	$11.67
Total Return(b)	3.25	%(d)	2.87%	3.57%	1.88%	8.90%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.28%		1.41%	1.59%	1.63%	1.51%
Expenses, excluding expense reductions and expenses assumed	1.59%		1.59%	1.64%	1.63%	1.52%
Net investment income	3.61%		3.51%	3.62%	3.87%	4.32%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$16,622		$14,502	$12,317	$12,379	$8,798
Portfolio turnover rate	78.83%		60.01%	48.17%	47.94%	51.72%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

TEXAS TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$10.18		$10.28	$10.36	$10.47	$9.99
Investment operations:
Net investment income(a)	.44		.44	.44	.46	.45
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.11)		(.10)	(.07)	(.13)	.48
Total from investment operations	.33		.34	.37	.33	.93
Distributions to shareholders from net investment income	(.44)		(.44)	(.45)	(.44)	(.45)
Net asset value, end of year	$10.07		$10.18	$10.28	$10.36	$10.47
Total Return(b)	3.33	%(d)	3.35%	3.62%	3.32%	9.55%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.84%		.95%	1.06%	1.02%	1.00%
Expenses, excluding expense reductions and expenses assumed	.98%		.98%	1.06%	1.02%	1.05%
Net investment income	4.35%		4.28%	4.29%	4.44%	4.49%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$79,362		$76,025	$75,586	$79,185	$81,369
Portfolio turnover rate	35.81%		44.71%	21.33%	58.09%	89.30%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

WASHINGTON TAX-FREE FUND

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.14		$5.16	$5.21	$5.32	$5.15
Investment operations:
Net investment income(a)	.21		.23	.23	.24	.26
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.03)		(.01)	(.04)	(.10)	.17
Total from investment operations	.18		.22	.19	.14	.43
Distributions to shareholders from net investment income	(.22)		(.24)	(.24)	(.25)	(.26)
Net asset value, end of year	$5.10		$5.14	$5.16	$5.21	$5.32
Total Return(b)	3.67	%(d)	4.24%	3.75%	2.75%	8.71%
Ratios to Average Net Assets:
Expenses, including expense reductions	.69%		.65%	.70%	.68%	.71%
Expenses, excluding expense reductions	.70%		.65%	.70%	.68%	.72%
Net investment income	4.22%		4.36%	4.49%	4.68%	5.14%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$44,030		$47,709	$48,834	$50,497	$49,049
Portfolio turnover rate	26.35%		39.36%	49.05%	58.05%	40.20%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

INSURED INTERMEDIATE TAX-FREE FUND

	Year Ended 9/30				6/23/2003(a) to
	2006	2005	2004		9/30/2003
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of period	$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments					(.01)
Net asset value on SEC Effective Date, June 30, 2003					$9.99
Investment operations:
Net investment income(b)	.32	.30	.27		.06
Net realized and unrealized gain (loss)	.03	(.17)	.01		(.05)
Total from investment operations	.35	.13	.28		.01
Distributions to shareholders from net investment income	(.34)	(.28)	(.27)		(.06)
Net asset value, end of period	$9.81	$9.80	$9.95		$9.94
Total Return(d)					(.10	)%(e)(f)
Total Return(d)	3.67%	1.36%	2.84%		.16	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.25%	.25%	.25	%†	.07	%(e)†
Expenses, excluding expense reductions and expenses assumed	1.66%	1.42%	2.35	%†	2.47	%(e)†
Net investment income	3.34%	3.01%	2.70	%†	.66	%(e)†
	Year Ended 9/30				6/23/2003(a) to
Supplemental Data:	2006	2005	2004		9/30/2003
Net assets, end of period (000)	$7,234	$7,941	$6,360		$3,673
Portfolio turnover rate	100.82%	42.10%	60.08%		107.99%

See Notes to Financial Statements.

Financial Highlights (continued)

INSURED INTERMEDIATE TAX-FREE FUND

	Year Ended 9/30				6/23/2003(a) to
	2006	2005	2004		9/30/2003
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of period	$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments					(.02)
Net asset value on SEC Effective Date, June 30, 2003					$9.98
Investment operations:
Net investment income(b)	.26	.21	.20		.05
Net realized and unrealized gain (loss)	.02	(.16)	–	(c)	(.05)
Total from investment operations	.28	.05	.20		–
Distributions to shareholders from net investment income	(.27)	(.20)	(.19)		(.05)
Net asset value, end of period	$9.80	$9.79	$9.94		$9.93
Total Return(d)					(.20	)%(e)(f)
Total Return(d)	2.92%	.55%	2.09%		.04	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	2.32%	2.11%	3.00	%†	2.64	%(e)†
Net investment income	2.67%	2.15%	1.95	%†	.46	%(e)†
	Year Ended 9/30				6/23/2003(a) to
Supplemental Data:	2006	2005	2004		9/30/2003
Net assets, end of period (000)	$848	$775	$311		$312
Portfolio turnover rate	100.82%	42.10%	60.08%		107.99%

See Notes to Financial Statements.

Financial Highlights (continued)

INSURED INTERMEDIATE TAX-FREE FUND

	Year Ended 9/30				6/23/2003(a) to
	2006	2005	2004		9/30/2003
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of period	$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments					(.02)
Net asset value on SEC Effective Date, June 30, 2003					$9.98
Investment operations:
Net investment income(b)	.25	.23	.20		.05
Net realized and unrealized gain (loss)	.03	(.17)	–	(c)	(.05)
Total from investment operations	.28	.06	.20		–
Distributions to shareholders from net investment income	(.27)	(.21)	(.19)		(.05)
Net asset value, end of period	$9.80	$9.79	$9.94		$9.93
Total Return(d)					(.20	)%(e)(f)
Total Return(d)	2.90%	.61%	2.05%		(.04	)%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	2.31%	2.06%	3.00	%†	2.64	%(e)†
Net investment income	2.59%	2.28%	1.95	%†	.46	%(e)†
	Year Ended 9/30				6/23/2003(a) to
Supplemental Data:	2006	2005	2004		9/30/2003
Net assets, end of period (000)	$2,784	$3,775	$3,297		$313
Portfolio turnover rate	100.82%	42.10%	60.08%		107.99%

See Notes to Financial Statements.

Financial Highlights (concluded)

INSURED INTERMEDIATE TAX-FREE FUND

	Year Ended 9/30				6/23/2003(a) to
	2006	2005	2004		9/30/2003
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of period	$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments					(.01)
Net asset value on SEC Effective Date, June 30, 2003					$9.99
Investment operations:
Net investment income(b)	.31	.28	.25		.06
Net realized and unrealized gain (loss)	.02	(.17)	.01		(.05)
Total from investment operations	.33	.11	.26		.01
Distributions to shareholders from net investment income	(.32)	(.26)	(.25)		(.06)
Net asset value, end of period	$9.81	$9.80	$9.95		$9.94
Total Return(d)					(.10	)%(e)(f)
Total Return(d)	3.46%	1.16%	2.65%		.11	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.45%	.45%	.45	%†	.12	%(e)†
Expenses, excluding expense reductions and expenses assumed	1.77%	1.50%	2.45	%†	2.49	%(e)†
Net investment income	3.15%	2.83%	2.50	%†	.61	%(e)†
	Year Ended 9/30				6/23/2003(a) to
Supplemental Data:	2006	2005	2004		9/30/2003
Net assets, end of period (000)	$11	$10	$10		$10
Portfolio turnover rate	100.82%	42.10%	60.08%		107.99%

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $0.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 6/23/2003 through 6/30/2003.

(g) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights

FLORIDA TAX-FREE TRUST

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$4.78		$4.82	$4.88	$4.97	$4.82
Investment operations:
Net investment income(a)	.20		.20	.20	.21	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.03)		(.03)	(.05)	(.09)	.15
Total from investment operations	.17		.17	.15	.12	.38
Distributions to shareholders from net investment income	(.20)		(.21)	(.21)	(.21)	(.23)
Net asset value, end of year	$4.75		$4.78	$4.82	$4.88	$4.97
Total Return(b)	3.70	%(d)	3.48%	3.13%	2.62%	8.10%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.75%		.76%	1.02%	1.04%	1.07%
Expenses, excluding expense reductions and expenses assumed	1.03%		1.00%	1.02%	1.04%	1.08%
Net investment income	4.30%		4.21%	4.24%	4.33%	4.74%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$64,392		$68,633	$72,995	$78,278	$84,325
Portfolio turnover rate	53.31%		52.43%	74.33%	86.95%	82.90%

See Notes to Financial Statements.

Financial Highlights (concluded)

FLORIDA TAX-FREE TRUST

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$4.78		$4.83	$4.89	$4.98	$4.83
Investment operations:
Net investment income(a)	.17		.17	.17	.18	.20
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.02)		(.04)	(.05)	(.09)	.14
Total from investment operations	.15		.13	.12	.09	.34
Distributions to shareholders from net investment income	(.17)		(.18)	(.18)	(.18)	(.19)
Net asset value, end of year	$4.76		$4.78	$4.83	$4.89	$4.98
Total Return(b)	3.29	%(d)	2.65%	2.44%	1.97%	7.32%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.40%		1.40%	1.67%	1.71%	1.73%
Expenses, excluding expense reductions and expenses assumed	1.66%		1.62%	1.67%	1.71%	1.74%
Net investment income	3.65%		3.55%	3.59%	3.66%	4.08%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$6,231		$6,886	$5,924	$6,514	$5,927
Portfolio turnover rate	53.31%		52.43%	74.33%	86.95%	82.90%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

GEORGIA TAX-FREE TRUST

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.66		$5.65	$5.63	$5.70	$5.44
Investment operations:
Net investment income(a)	.22		.23	.23	.24	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.01)		.01	.02	(.06)	.26
Total from investment operations	.21		.24	.25	.18	.49
Distributions to shareholders from:
Net investment income	(.23)		(.23)	(.23)	(.23)	(.23)
Net realized gain	–		–	–	(.02)	–
Total distributions	(.23)		(.23)	(.23)	(.25)	(.23)
Net asset value, end of year	$5.64		$5.66	$5.65	$5.63	$5.70
Total Return(b)	3.77	%(d)	4.24%	4.54%	3.21%	9.27%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.44%		.61%	.67%	.68%	.69%
Expenses, excluding expense reductions and expenses assumed	.91%		.62%	.67%	.69%	.72%
Net investment income	3.99%		3.98%	4.14%	4.26%	4.24%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$118,819		$103,887	$89,480	$85,441	$69,836
Portfolio turnover rate	50.70%		26.01%	21.27%	34.13%	48.66%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

HIGH YIELD MUNICIPAL BOND FUND

	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of period	$15.41	$15.00
Investment operations:
Net investment income(b)		.03
Net realized and unrealized gain		.17
Total from investment operations		.20
Distributions to shareholders from net investment income		(.03)
Net asset value on SEC Effective Date, December 30, 2004		$15.17
Investment operations:
Net investment income(b)	.82	.56
Net realized and unrealized gain	.37	.31
Total from investment operations	1.19	.87
Distributions to shareholders from net investment income	(.79)	(.63)
Net asset value, end of period	$15.81	$15.41
Total Return(c)		1.36	%(d)(e)
Total Return(c)	7.97%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.16%	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	1.01%	1.00	%(h)
Net investment income	5.28%	4.80	%(h)
Supplemental Data:	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Net assets, end of period (000)	$731,726	$312,948
Portfolio turnover rate	89.78%	112.47%

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of period	$15.41	$15.00
Investment operations:
Net investment income(b)		.02
Net realized and unrealized gain		.17
Total from investment operations		.19
Distributions to shareholders from net investment income		(.02)
Net asset value on SEC Effective Date, December 30, 2004		$15.17
Investment operations:
Net investment income(b)	.77	.58
Net realized and unrealized gain	.37	.29
Total from investment operations	1.14	.87
Distributions to shareholders from net investment income	(.74)	(.63)
Net asset value, end of period	$15.81	$15.41
Total Return(c)		1.29	%(d)(e)
Total Return(c)	7.62%	5.80	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.47%	.07	%(d)
Expenses, excluding expense reductions and expenses assumed	1.63%	1.71	%(h)
Net investment income	4.99%	4.74	%(h)
Supplemental Data:	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Net assets, end of period (000)	$11	$10
Portfolio turnover rate	89.78%	112.47%

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of period	$15.41	$15.00
Investment operations:
Net investment income(b)		.02
Net realized and unrealized gain		.17
Total from investment operations		.19
Distributions to shareholders from net investment income		(.02)
Net asset value on SEC Effective Date, December 30, 2004		$15.17
Investment operations:
Net investment income(b)	.76	.56
Net realized and unrealized gain	.38	.31
Total from investment operations	1.14	.87
Distributions to shareholders from net investment income	(.74)	(.63)
Net asset value, end of period	$15.81	$15.41
Total Return(c)		1.29	%(d)(e)
Total Return(c)	7.62%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.54%	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	1.65%	1.64	%(h)
Net investment income	4.89%	4.79	%(h)
Supplemental Data:	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Net assets, end of period (000)	$349,911	$125,319
Portfolio turnover rate	89.78%	112.47%

See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD MUNICIPAL BOND FUND

	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of period	$15.42	$15.00
Investment operations:
Net investment income(b)		.03
Net realized and unrealized gain		.17
Total from investment operations		.20
Distributions to shareholders from net investment income		(.03)
Net asset value on SEC Effective Date, December 30, 2004		$15.17
Investment operations:
Net investment income(b)	.83	.58
Net realized and unrealized gain	.36	.30
Total from investment operations	1.19	.88
Distributions to shareholders from net investment income	(.79)	(.63)
Net asset value, end of period	$15.82	$15.42
Total Return(c)		1.34	%(d)(e)
Total Return(c)	7.94%	5.86	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.13%	.03	%(d)
Expenses, excluding expense reductions and expenses assumed	1.12%	1.20	%(h)
Net investment income	5.41%	4.80	%(h)
Supplemental Data:	Year Ended 9/30/2006	12/1/2004(a) to 9/30/2005
Net assets, end of period (000)	$12	$11
Portfolio turnover rate	89.78%	112.47%

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004; date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 1/3/2005.

(f) Total return for the period 1/3/2005 through 9/30/2005.

(g) Amount is less than 0.01%.

(h) Annualized.

See Notes to Financial Statements.

Financial Highlights

MICHIGAN TAX-FREE TRUST

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.29		$5.32	$5.36	$5.43	$5.20
Investment operations:
Net investment income(a)	.22		.22	.22	.23	.25
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.03)		(.03)	(.04)	(.07)	.23
Total from investment operations	.19		.19	.18	.16	.48
Distributions to shareholders from net investment income	(.22)		(.22)	(.22)	(.23)	(.25)
Net asset value, end of year	$5.26		$5.29	$5.32	$5.36	$5.43
Total Return(b)	3.71	%(d)	3.60%	3.48%	3.16%	9.57%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.60%		.62%	.67%	.71%	.73%
Expenses, excluding expense reductions and expenses assumed	.67%		.63%	.67%	.73%	.75%
Net investment income	4.23%		4.08%	4.19%	4.28%	4.77%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$73,056		$75,862	$73,290	$68,290	$58,632
Portfolio turnover rate	63.38%		39.37%	34.92%	59.46%	48.09%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Financial Highlights

PENNSYLVANIA TAX-FREE TRUST

	Year Ended 9/30
	2006		2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$5.30		$5.28	$5.27	$5.37	$5.18
Investment operations:
Net investment income(a)	.22		.22	.22	.23	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	(c)	–	–	–	–
Net realized and unrealized gain (loss)	(.06)		.02	.01	(.10)	.19
Total from investment operations	.16		.24	.23	.13	.43
Distributions to shareholders from net investment income	(.22)		(.22)	(.22)	(.23)	(.24)
Net asset value, end of year	$5.24		$5.30	$5.28	$5.27	$5.37
Total Return(b)	3.10	%(d)	4.57%	4.48%	2.52%	8.57%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.67%		.88%	.97%	.94%	1.08%
Expenses, excluding expense reductions and expenses assumed	.94%		.92%	.97%	.95%	1.10%
Net investment income	4.19%		4.06%	4.20%	4.37%	4.66%
	Year Ended 9/30
Supplemental Data:	2006		2005	2004	2003	2002
Net assets, end of year (000)	$93,770		$97,069	$95,954	$99,280	$101,502
Portfolio turnover rate	50.71%		21.18%	27.80%	29.76%	60.87%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $0.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the "Company") and Lord Abbett Municipal Income Trust (the "Trust") are registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Company was organized as a Maryland corporation on December 27, 1983. The Trust was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Statutory Trust on July 22, 2002.

The Company consists of the following ten portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes offered
Lord Abbett National Tax-Free Income Fund ("National")	A,B,C and P
Lord Abbett California Tax-Free Income Fund ("California")	A,C and P
Lord Abbett New York Tax-Free Income Fund ("New York")	A,C and P
Lord Abbett Connecticut Tax-Free Income Fund ("Connecticut")	A and P
Lord Abbett Hawaii Tax-Free Income Fund ("Hawaii")	A and P
Lord Abbett Minnesota Tax-Free Income Fund ("Minnesota")	A and P
Lord Abbett Missouri Tax-Free Income Fund ("Missouri")	A and P
Lord Abbett New Jersey Tax-Free Income Fund ("New Jersey")	A and P
Lord Abbett Texas Tax-Free Income Fund ("Texas")	A and P
Lord Abbett Washington Tax-Free Income Fund ("Washington")	A and P

The Trust consists of the following six portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes offered
Lord Abbett Insured Intermediate Tax-Free Fund ("Insured")	A,B,C and P
Lord Abbett High Yield Municipal Bond Fund ("High Yield")	A,B,C and P
Florida Series ("Florida")	A,C and P
Georgia Series ("Georgia")	A and P
Michigan Series ("Michigan")	A and P
Pennsylvania Series ("Pennsylvania")	A and P

Each Fund is non-diversified as defined under the Act, except for National and Insured. As of the date of this report, only Insured and High Yield have issued class P shares.

The investment objective of each Fund (except for High Yield) is to seek the maximum amount of interest income exempt from Federal income tax as is consistent with reasonable risk. Each Fund (except for National, Insured and High Yield) also seeks as high a level of interest income exempt from the personal income tax of its state as is consistent with reasonable risk. The investment objective of High Yield is to seek a high level of income exempt from Federal income tax. New York also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

Each class has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C and P shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors/Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Futures Contracts–The Funds may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called "initial margin." Subsequent payments called "variation margin" are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for Federal income tax purposes at fiscal year-end. As of September 30, 2006, each Fund except Insured had open futures contracts.

(d)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(e)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(f)  Expenses–Expenses incurred by the Company and Trust that do not specifically relate to an individual Fund are generally allocated to the Funds on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C and P shares bear their class-specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan (the "Plan").

Notes to Financial Statements (continued)

(g)  When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company and Trust each have a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett"), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio. The management fee is based on each Fund's average daily net assets at the following annual rates, for all Funds, other than Insured and High Yield:

First $1 Billion	.45%
Next $1 Billion	.40%
Over $2 Billion	.35%

The management fee for Insured is based on the Fund's average daily net assets at the following annual rates:

First $2 Billion	.40%
Next $3 Billion	.375%
Over $5 Billion	.35%

The management fee for High Yield is based on the Fund's average daily net assets at the following annual rates:

First $1 Billion	.50%
Next $1 Billion	.45%
Over $2 Billion	.40%

For the fiscal year ended September 30, 2006, Lord Abbett contractually agreed to reimburse expenses for each Fund, other than Insured and High Yield, to the extent necessary so that each class' total annual operating expenses did not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.95%
B	1.60%
C	1.60%
P	1.05%

For the fiscal year ended September 30, 2006, Lord Abbett voluntarily reimbursed approximately an additional $392,000, $194,000, $605,000, $122,000, $729,000, $90,000, $141,000, $189,000, $49,000 and $240,000 of expenses for Connecticut, Hawaii, Missouri, New Jersey, New York, Texas, Florida, Georgia, Michigan and Pennsylvania, respectively. In addition, Lord Abbett is voluntarily reimbursing Georgia's Class A 12b-1 distribution plan fees. Lord Abbett may stop the voluntary reimbursements at any time.

Notes to Financial Statements (continued)

For the fiscal year ended September 30, 2006, Lord Abbett contractually agreed to reimburse expenses for Insured to the extent necessary so that each class' net annual operating expenses did not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.25%
B	1.00%
C	1.00%
P	0.45%

For the fiscal year ended September 30, 2006, Lord Abbett contractually agreed to reimburse expenses for High Yield to the extent necessary so that each class' net annual operating expenses did not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.25	%(1)
B	1.00	%(2)
C	1.00	%(2)
P	0.45	%(3)

(1) For the period October 1, 2005 through March 31, 2006, Lord Abbett voluntarily reimbursed all expenses for Class A shares.

(2) For the period October 1, 2005 through January 31, 2006, Lord Abbett voluntarily reimbursed all expenses for Class B and Class C shares. For the period February 1, 2006 through March 31, 2006, Lord Abbett voluntarily reimbursed expenses necessary to maintain net operating expenses at an annualized rate of 0.50% of average daily net assets. For the period April 1, 2006 through September 30, 2006, Lord Abbett voluntarily reimbursed expenses necessary to maintain net operating expenses at an annualized rate of 0.75% of average daily net assets.

(3) For the period October 31, 2005 through March 31, 2006, Lord Abbett voluntarily reimbursed all expenses for Class P shares.

Lord Abbett may stop the voluntary reimbursements at any time.

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

Payments Made by Affiliates

During the fiscal year ended September 30, 2006, Lord Abbett fully reimbursed the Funds $25,360 for losses incurred on a trade executed incorrectly. The amount of reimbursement to each Fund was as follows:

Reimbursement
National	$7,480
California	1,835
Connecticut	1,649
Hawaii	1,337
Minnesota	1,022
Missouri	2,439
New Jersey	2,114
New York	2,228
Texas	395
Washington	209
Florida	465
Georgia	2,300
Michigan	424
Pennsylvania	1,463

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee	Class A(1)		Class B	Class C	Class P
Service	.25	%(2)	.25%	.25%	.20%
Distribution	.10%		.75%	.75%	.25%

(1) The Plan as it relates to Minnesota, Washington, and Michigan will not go into effect with respect to Class A shares until the quarter subsequent to the net assets of each of these Funds reaching $100 million. As of September 30, 2006, the net assets of each such Fund had not reached $100 million.

(2) Annual service fee is .15% of the average daily net assets attributable to Class A shares sold prior to the following dates:

Date
National, New York, Texas	June 1, 1990
Hawaii	January 1, 1993
New Jersey	July 1, 1992
Florida	October 1, 1992
Pennsylvania	March 31, 1998
Georgia	October 1, 2005

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended September 30, 2006:

	Distributor Commissions	Dealers' Concessions
National	$90,694	$430,940
California	25,022	115,118
Connecticut	39,056	183,597
Hawaii	55,390	250,209
Minnesota	29,923	145,603
Missouri	50,794	231,135
New Jersey	13,455	64,030
New York	25,088	114,992
Texas	6,580	30,729
Washington	7,682	38,640
Insured	6,137	27,869
Florida	6,343	30,162
Georgia	70,921	340,151
High Yield	766,523	3,614,817
Michigan	21,607	102,594
Pennsylvania	16,129	72,770

Notes to Financial Statements (continued)

Distributor received the following amount of CDSCs for the year ended September 30, 2006:

	Class A	Class C
National	$4,939	$2,807
California	–	1,746
Connecticut	9,622	–
New Jersey	999	–
New York	6,500	2,077
Insured	97	1,282
Florida	14,791	818
High Yield	68,833	52,242

Two Directors/Trustees and certain of the Company's and Trust's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of the distributions paid during the fiscal years ended September 30, 2006 and 2005 are as follows:

	National		California
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Distributions paid from:
Tax-exempt income	$22,984,937	$22,049,767	$6,854,312	$6,852,873
Total distributions paid	$22,984,937	$22,049,767	$6,854,312	$6,852,873
	Connecticut		Hawaii
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Distributions paid from:
Tax-exempt income	$4,020,361	$3,778,140	$3,420,720	$2,890,561
Total distributions paid	$4,020,361	$3,778,140	$3,420,720	$2,890,561

Notes to Financial Statements (continued)

	Minnesota		Missouri
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Distributions paid from:
Tax-exempt income	$1,892,036	$1,561,827	$6,501,832	$6,364,236
Ordinary income	-	-	14,346	-
Net long-term capital gains	-	-	209,059	-
Total distributions paid	$1,892,036	$1,561,827	$6,725,237	$6,364,236
	New Jersey		New York
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Distributions paid from:
Tax-exempt income	$5,375,403	$5,542,184	$10,216,128	$10,239,546
Total distributions paid	$5,375,403	$5,542,184	$10,216,128	$10,239,546
	Texas		Washington
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Distributions paid from:
Tax-exempt income	$3,399,287	$3,272,796	$2,007,376	$2,194,346
Total distributions paid	$3,399,287	$3,272,796	$2,007,376	$2,194,346
	Insured		Florida
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Distributions paid from:
Tax-exempt income	$382,450	$277,775	$3,053,780	$3,253,693
Total distributions paid	$382,450	$277,775	$3,053,780	$3,253,693
	Georgia		High Yield
	9/30/2006	9/30/2005	9/30/2006	9/30/2005*
Distributions paid from:
Tax-exempt income	$4,411,251	$3,756,535	$35,590,637	$6,706,262
Total distributions paid	$4,411,251	$3,756,535	$35,590,637	$6,706,262
	Michigan		Pennsylvania
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Distributions paid from:
Tax-exempt income	$3,114,405	$3,079,723	$3,986,795	$4,015,282
Total distributions paid	$3,114,405	$3,079,723	$3,986,795	$4,015,282

* For the period December 1, 2004 (commencement of investment operations) to September 30, 2005.

Notes to Financial Statements (continued)

As of September 30, 2006, the components of accumulated earnings on a tax-basis are as follows:

	National	California
Undistributed tax-exempt income - net	$-	$322,375
Total undistributed earnings	$-	$322,375
Capital loss carryforwards*	$(16,225,639)	$(2,688,753)
Temporary differences	(3,856,136)	(1,065,915)
Unrealized gains - net	35,105,533	9,039,202
Total accumulated earnings - net	$15,023,758	$5,606,909
	Connecticut	Hawaii
Capital loss carryforwards*	$(1,685,234)	$(2,285,714)
Temporary differences	(663,647)	(540,151)
Unrealized gains - net	5,342,022	4,249,024
Total accumulated earnings-net	$2,993,141	$1,423,159
	Minnesota	Missouri
Undistributed tax-exempt income - net	$112,402	$67,082
Total undistributed earnings	$112,402	$67,082
Capital loss carryforwards*	$(644,003)	$(1,242)
Temporary differences	(406,327)	(1,407,051)
Unrealized gains - net	1,945,311	7,728,779
Total accumulated earnings - net	$1,007,383	$6,387,568
	New Jersey	New York
Capital loss carryforwards*	$(5,211,532)	$(1,385,935)
Temporary differences	(906,287)	(1,352,447)
Unrealized gains - net	8,534,671	14,130,349
Total accumulated earnings - net	$2,416,852	$11,391,967
	Texas	Washington
Undistributed tax-exempt income - net	$19,469	$260,930
Total undistributed earnings	$19,469	$260,930
Capital loss carryforwards*	$(3,854,335)	$(2,452,296)
Temporary differences	(445,798)	(230,649)
Unrealized gains - net	5,806,070	3,047,765
Total accumulated earnings - net	$1,525,406	$625,750
	Insured	Florida
Undistributed tax-exempt income - net	$31,752	$-
Total undistributed earnings	$31,752	$-
Capital loss carryforwards*	$(154,098)	$(6,182,005)
Temporary differences	(170,209)	(575,423)
Unrealized gains - net	176,872	5,065,287
Total accumulated loss - net	$(115,683)	$(1,692,141)
	Georgia	High Yield
Undistributed tax-exempt income - net	$352,368	$4,461,969
Total undistributed earnings	$352,368	$4,461,969
Capital loss carryforwards*	$(67,060)	$(1,834,116)
Temporary differences	(1,193,399)	(11,562,300)
Unrealized gains - net	4,712,112	33,100,761
Total accumulated earnings - net	$3,804,021	$24,166,314

Notes to Financial Statements (continued)

	Michigan	Pennsylvania
Capital loss carryforwards*	$(1,968,543)	$(924,096)
Temporary differences	(831,546)	(773,762)
Unrealized gains - net	4,336,263	5,956,178
Total accumulated earnings - net	$1,536,174	$4,258,320

* As of September 30, 2006, the capital loss carryforwards, along with the related expiration dates, are as follows:

	2007	2008	2009	2011	2012	2013	2014	Total
National	$-	$11,236,555	$385,136	$255,373	$3,799,776	$-	$548,799	$16,225,639
California	-	1,876,106	-	34,990	777,657	-	-	2,688,753
Connecticut	-	610,291	518,107	-	457,625	-	99,211	1,685,234
Hawaii	-	424,033	268,000	-	1,593,681	-	-	2,285,714
Minnesota	-	-	535,589	-	108,414	-	-	644,003
Missouri	-	-	-	-	-	-	1,242	1,242
New Jersey	-	3,141,664	-	405,467	1,576,989	-	87,412	5,211,532
New York	-	-	505,114	25,993	141,028	-	713,800	1,385,935
Texas	-	2,722,282	579,267	-	528,705	-	24,081	3,854,335
Washington	-	947,474	710,842	42,693	496,718	238,210	16,359	2,452,296
Insured	-	-	-	-	74,668	63,298	16,132	154,098
Florida	3,752,714	1,479,660	-	763,887	126,337	-	59,407	6,182,005
Georgia	-	-	-	-	62,979	-	4,081	67,060
High Yield	-	-	-	-	-	-	1,834,116	1,834,116
Michigan	998,605	711,637	-	-	204,581	33,033	20,687	1,968,543
Pennsylvania	-	683,645	-	1,955	225,617	-	12,879	924,096

Capital losses incurred after October 31 ("Post-October losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Each Fund incurred and will elect to defer net capital losses during fiscal 2006 as follows:

Post-October Losses
National	$1,932,417
California	415,864
Connecticut	342,323
Hawaii	258,068
Minnesota	261,423
Missouri	917,599
New Jersey	489,597
New York	469,148
Texas	170,903
Washington	77,324
Insured	140,520
Florida	327,461
Georgia	858,386
High Yield	8,332,081
Michigan	604,521
Pennsylvania	474,469

Notes to Financial Statements (continued)

As of September 30, 2006, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain
National	$533,563,198	$35,121,531	$(15,998)	$35,105,533
California	163,783,615	9,044,900	(5,698)	9,039,202
Connecticut	90,931,586	5,342,022	-	5,342,022
Hawaii	85,981,522	4,249,024	-	4,249,024
Minnesota	47,137,801	1,946,041	(730)	1,945,311
Missouri	150,319,381	7,769,381	(40,602)	7,728,779
New Jersey	120,473,384	8,534,671	-	8,534,671
New York	232,948,266	14,130,350	(1)	14,130,349
Texas	73,866,249	5,806,070	-	5,806,070
Washington	41,443,609	3,047,765	-	3,047,765
Insured	10,346,058	177,294	(422)	176,872
Florida	64,220,667	5,073,001	(7,714)	5,065,287
Georgia	111,211,561	4,727,621	(15,509)	4,712,112
High Yield	1,073,095,115	34,198,764	(1,098,003)	33,100,761
Michigan	68,491,227	4,336,263	-	4,336,263
Pennsylvania	86,569,656	5,956,178	-	5,956,178

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to tax treatment of accretion and other temporary adjustments.

Permanent items identified during the year ended September 30, 2006 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
National	$120,180	$4,127	$(124,307)
California	(783)	783	-
Connecticut	11,756	462	(12,218)
Hawaii	72,174	4,366	(76,540)
Minnesota	(16)	16	-
Missouri	(10,937)	10,937	-
New Jersey	14,280	2,454	(16,734)
New York	50,338	1,227	(51,565)
Washington	(353)	353	-
Florida	4,248	-	(4,248)
Georgia	(465)	465	-
High Yield	(2,260)	2,260	-
Michigan	9,698	-	(9,698)
Pennsylvania	25,731	4	(25,735)

The permanent differences are primarily attributable to the tax treatment of accretion and the tax treatment of certain distributions.

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended September 30, 2006 are as follows:

	Purchases	Sales
National	$449,709,571	$454,157,101
California	99,879,128	105,503,368
Connecticut	45,886,363	41,402,395
Hawaii	58,720,732	43,126,459
Minnesota	22,972,125	16,613,739
Missouri	53,518,123	54,935,669
New Jersey	49,057,850	57,857,318
New York	199,455,310	188,068,062
Texas	32,916,089	27,722,939
Washington	11,968,430	14,952,445
Insured	11,778,210	13,113,238
Florida	38,388,168	42,672,793
Georgia	69,664,326	54,331,977
High Yield	1,298,434,256	653,690,264
Michigan	47,016,259	47,980,965
Pennsylvania	48,096,174	52,204,926

There were no purchases or sales of U.S. Government securities for the fiscal year ended September 30, 2006.

6. DIRECTORS'/TRUSTEES' REMUNERATION

The Company's and Trust's officers and the two Directors/Trustees who are associated with Lord Abbett do not receive any compensation from the Company or Trust for serving in such capacities. Outside Directors'/Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors/Trustees under which outside Directors/Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors'/Trustees' fees on the Statements of Operations and in Directors'/Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company and Trust have entered into agreements with their transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8. LINE OF CREDIT

High Yield, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of

Notes to Financial Statements (continued)

investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of September 30, 2006, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended September 30, 2006.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Funds' custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions, relating to portfolio transactions and calculating each Fund's NAV.

10. INVESTMENT RISKS

Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for long-term bonds and particularly for inverse floaters than for short-term bonds. As a result, the Funds, which tend to invest in longer-term bonds and inverse floaters to a greater degree than some municipal bond funds, normally will have greater market risk than those funds.

Additional risks that could reduce each Fund's performance or increase volatility include call risk, governmental risk, legislative risk, management risk, reclassification risk and credit risk. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called "lower rated bonds" or "junk bonds"). High Yield invests a significant portion of its assets in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Each Fund (except National and Insured) is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

Because each Fund other than National, Insured and High Yield, focuses on a particular state or territory, each Fund's performance may be more affected by local, state and regional factors than a fund that invests in municipal bonds issued in many states, such as National, Insured and High Yield. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of each Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Notes to Financial Statements (continued)

Each Fund may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper") except High Yield, which may invest up to 100% in AMT paper. The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

Each Fund may invest in residual interest bonds ("RIBs") although each Fund other than High Yield may invest no more than 20% of its assets in such bonds. High Yield may invest in RIBs without such limitation. A RIB, sometimes referred to as an inverse floater, is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than such similar securities.

In addition, loss may result from a Fund's investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, inverse floaters and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund's interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock or shares of beneficial interest are as follows:

	Year Ended September 30, 2006
	Connecticut	Hawaii	Minnesota	Missouri	New Jersey
Shares sold	1,491,410	4,212,072	2,134,306	2,593,379	1,311,811
Reinvestment of distributions	208,167	486,595	323,670	1,071,279	566,220
Shares reacquired	(1,142,405)	(1,997,806)	(1,162,872)	(3,933,638)	(2,993,035)
Increase (decrease)	557,172	2,700,861	1,295,104	(268,980)	(1,115,004)
	Year Ended September 30, 2006
	Texas	Washington	Georgia	Michigan	Pennsylvania
Shares sold	967,905	493,123	4,365,795	1,126,209	897,700
Reinvestment of distributions	257,075	305,265	644,681	438,309	444,965
Shares reacquired	(811,760)	(1,457,203)	(2,293,347)	(1,998,196)	(1,776,667)
Increase (decrease)	413,220	(658,815)	2,717,129	(433,678)	(434,002)
	Year Ended September 30, 2005
	Connecticut	Hawaii	Minnesota	Missouri	New Jersey
Shares sold	942,888	3,005,809	1,617,199	3,011,985	1,987,138
Reinvestment of distributions	192,640	339,910	263,779	999,869	592,791
Shares reacquired	(986,441)	(1,507,010)	(1,022,538)	(3,004,221)	(3,100,677)
Increase (decrease)	149,087	1,838,709	858,440	1,007,633	(520,748)

Notes to Financial Statements (continued)

	Year Ended September 30, 2005
	Texas	Washington	Georgia	Michigan	Pennsylvania
Shares sold	441,641	851,879	4,142,897	1,679,661	1,541,500
Reinvestment of distributions	240,825	322,452	554,608	410,376	423,203
Shares reacquired	(568,912)	(1,347,358)	(2,184,770)	(1,529,104)	(1,807,266)
Increase (decrease)	113,554	(173,027)	2,512,735	560,933	157,437

Transactions (both shares and dollars) in Funds with multiple classes are as follows:

National	Year Ended September 30, 2006		Year Ended September 30, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,956,569	$56,701,844	3,618,865	$41,899,432
Reinvestment of distributions	1,280,377	14,620,221	1,182,800	13,685,145
Shares reacquired	(5,918,839)	(67,664,916)	(5,302,289)	(61,390,981)
Increase (decrease)	318,107	$3,657,149	(500,624)	$(5,806,404)
Class B Shares
Shares sold	426,087	$4,886,772	384,421	$4,462,574
Reinvestment of distributions	46,437	531,980	49,453	573,512
Shares reacquired	(757,769)	(8,688,475)	(713,322)	(8,274,368)
Decrease	(285,245)	$(3,269,723)	(279,448)	$(3,238,282)
Class C Shares
Shares sold	736,078	$8,431,987	471,773	$5,480,232
Reinvestment of distributions	65,006	743,577	63,502	735,605
Shares reacquired	(523,297)	(6,002,035)	(736,018)	(8,524,305)
Increase (decrease)	277,787	$3,173,529	(200,743)	$(2,308,468)
California	Year Ended September 30, 2006		Year Ended September 30, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,102,212	$11,949,936	1,400,162	$15,358,552
Reinvestment of distributions	380,682	4,124,535	353,603	3,872,266
Shares reacquired	(1,935,551)	(20,988,910)	(1,808,892)	(19,818,278)
Decrease	(452,657)	$(4,914,439)	(55,127)	$(587,460)
Class C Shares
Shares sold	270,931	$2,943,665	194,458	$2,136,766
Reinvestment of distributions	16,586	179,872	15,129	165,760
Shares reacquired	(180,619)	(1,960,985)	(221,629)	(2,429,793)
Increase (decrease)	106,898	$1,162,552	(12,042)	$(127,267)
New York	Year Ended September 30, 2006		Year Ended September 30, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,938,189	$21,654,474	1,027,449	$11,714,924
Reinvestment of distributions	544,624	6,080,007	533,770	6,083,437
Shares reacquired	(2,069,540)	(23,124,144)	(2,098,029)	(23,928,159)
Increase (decrease)	413,273	$4,610,337	(536,810)	$(6,129,798)
Class C Shares
Shares sold	396,709	$4,420,617	351,373	$4,003,441
Reinvestment of distributions	24,287	271,054	20,674	235,594
Shares reacquired	(226,829)	(2,531,685)	(171,253)	(1,953,288)
Increase	194,167	$2,159,986	200,794	$2,285,747

Notes to Financial Statements (continued)

Insured	Year Ended September 30, 2006		Year Ended September 30, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	440,316	$4,284,445	493,199	$4,864,004
Reinvestment of distributions	20,209	196,061	16,319	161,254
Shares reacquired	(533,451)	(5,183,869)	(338,719)	(3,356,769)
Increase (decrease)	(72,926)	$(703,363)	170,799	$1,668,489
Class B Shares
Shares sold	36,254	$351,925	70,689	$696,503
Reinvestment of distributions	1,021	9,896	597	5,890
Shares reacquired	(29,901)	(291,392)	(23,434)	(231,254)
Increase	7,374	$70,429	47,852	$471,139
Class C Shares
Shares sold	71,286	$690,641	123,369	$1,212,497
Reinvestment of distributions	4,025	39,021	2,417	23,819
Shares reacquired	(176,908)	(1,710,283)	(71,966)	(706,769)
Increase (decrease)	(101,597)	$(980,621)	53,820	$529,547
Class P Shares
Reinvestment of distributions	35	$336	28	$278
Increase	35	$336	28	$278
Florida	Year Ended September 30, 2006		Year Ended September 30, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares Sold	972,950	$4,600,765	980,633	$4,723,476
Reinvestment of distributions	326,447	1,539,791	328,051	1,579,023
Shares reacquired	(2,114,035)	(9,992,282)	(2,095,723)	(10,087,661)
Decrease	(814,638)	$(3,851,726)	(787,039)	$(3,785,162)
Class C Shares
Shares Sold	133,507	$630,708	361,986	$1,748,125
Reinvestment of distributions	18,285	86,335	17,402	83,941
Shares reacquired	(281,527)	(1,327,950)	(167,552)	(808,899)
Increase (decrease)	(129,735)	$(610,907)	211,836	$1,023,167

Notes to Financial Statements (concluded)

High Yield	Year Ended September 30, 2006		Period Ended September 30, 2005*
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	31,539,791	$487,501,456	20,819,162	$321,556,851
Reinvestment of distributions	958,110	14,772,141	167,915	2,603,530
Shares reacquired	(6,522,595)	(100,554,180)	(684,475)	(10,614,735)
Increase	25,975,306	$401,719,417	20,302,602	$313,545,646
Class B Shares
Shares sold	-	$-	667	$10,000
Reinvestment of distributions	34	515	26	401
Increase	34	$515	693	$10,401
Class C Shares
Shares sold	15,179,814	$234,687,951	8,238,022	$127,405,275
Reinvestment of distributions	308,358	4,753,649	34,624	537,851
Shares reacquired	(1,485,892)	(22,984,123)	(141,730)	(2,193,897)
Increase	14,002,280	$216,457,477	8,130,916	$125,749,229
Class P Shares
Shares sold	-	$-	667	$10,000
Reinvestment of distributions	36.427	562	26	405
Increase	36.427	$562	693	$10,405

* For the period December 1, 2004 (commencement of investment operations) to September 30, 2005.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds will adopt FIN 48 during 2007 and the impact to each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Municipal Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Fund, Inc. (the "Company"), comprising Lord Abbett National Tax-Free Income Fund, Lord Abbett California Tax-Free Income Fund, Lord Abbett Connecticut Tax-Free Income Fund, Lord Abbett Hawaii Tax-Free Income Fund, Lord Abbett Minnesota Tax-Free Income Fund, Lord Abbett Missouri Tax-Free Income Fund, Lord Abbett New Jersey Tax-Free Income Fund, Lord Abbett New York Tax-Free Income Fund, Lord Abbett Texas Tax-Free Income Fund, and Lord Abbett Washington Tax-Free Income Fund, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Lord Abbett Municipal Income Fund, Inc. as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 28, 2006

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders,
Lord Abbett Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Trust (the "Trust"), comprising Lord Abbett Insured Intermediate Tax-Free Fund, Florida Series, Georgia Series, Lord Abbett High Yield Municipal Bond Fund, Michigan Series, and Pennsylvania Series, as of September 30, 2006, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Lord Abbett Municipal Income Trust as of September 30, 2006, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 28, 2006

Basic Information About Management

The Company's Board of Directors and the Trust's Board of Trustees (the "Board") are responsible for the management of the business and affairs of the Company and Trust in accordance with the laws of the States of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Company and Trust who execute policies authorized by the Board. Each Board also approves an investment adviser to the Company and Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director and Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's and Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's and Trust's investment adviser.

Interested Trustees and Directors

The following Trustees and Directors are Partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow is an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series. Ms. Foster is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not a trustee of the Large-Cap Growth Fund. Ms. Foster is an officer of each of the fourteen Lord Abbett-sponsored funds.

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989; Trustee since 1991and Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee/Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Basic Information About Management (continued)

Independent Trustees and Directors

Unless indicated otherwise, the following independent or outside Trustees and Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee/Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Adelphia Communications, Inc.; Crane Co.; and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee/Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee/Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee/Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (US) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee/Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee/Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 -1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee/Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

* Mr. Tullis is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not trustee of Lord Abbett Large-Cap Growth Fund.

Officers

None of the officers listed below have received compensation from the Company or the Trust. All the officers of the Company and Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Philip P. Fang (1965)	Executive Vice President	Elected in 1994	Investment Manager, joined Lord Abbett in 1991.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Peter Scott Smith (1966)	Executive Vice President	Elected in 2000	Investment Manager, joined Lord Abbett in 1992.

Daniel S. Solender (1965)	Executive Vice President	Elected in 2006	Director of Municipal Bond Management, joined Lord Abbett in 2006; formerly served as a Vice President and Portfolio Manager at Nuveen Investments from 1991 to 1993 and 2003 to 2006; prior thereto he served as a Principal and Portfolio Manager at Vanguard Group from 1999 to 2003.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2005	Chief Compliance Officer, joined Lord Abbett in 2001; formerly Vice President and Chief Compliance Officer with Credit Suisse Asset Management.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; prior thereto Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); formerly attorney at Dechert LLP (2000 - 2002).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2006	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Robert G. Morris (1944)	Vice President	Elected in 2005	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors and the Trust's Trustees. It is available free upon request.

Householding

The Company and Trust have adopted a policy that allows them to send only one copy of each Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted the Funds' proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request, on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information
100% of the income distributions paid by each Fund during the fiscal year 2006 is tax-exempt dividend income.
Of the distributions paid to shareholders by the Missouri Tax-Free Fund during the fiscal year ended September 30, 2006, $209,059 and $14,346 represent long-term capital gains and short-term capital gains, respectively.

Lord Abbett Municipal Income Fund Inc.

Lord Abbett National Tax-Free Income Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Lord Abbett Insured Intermediate Tax-Free Fund

Florida Series

Georgia Series

High Yield Municipal Bond Fund

Michigan Series

Pennsylvania Series

LATFI-2-906
(11/06)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:               Code of Ethics.

(a)       In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended September 30, 2006 (the “Period”).

(b)       Not applicable.

(c)       The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)       The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)       Not applicable.

(f)        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

Item 3:               Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:               Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2006 and 2005 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2006	2005
Audit Fees {a}	$270,000	$261,000
Audit-Related Fees {b}	228	212
Total audit and audit-related fees	270,228	261,212

Tax Fees {c}	68,197	60,235
All Other Fees	-0-	-0-

Total Fees	$338,425	$321,447

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

{c} Fees for the fiscal year ended September 30, 2006 and 2005 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•      any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•      any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2006 and 2005 were:

	Fiscal year ended:
	2006	2005
All Other Fees {a}	$5,500	$165,650

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended September 30, 2006 and 2005 were:

	Fiscal year ended:
	2006		2005
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:               Audit Committee of Listed Registrants.

Not applicable.

Item 6:               Schedule of Investments.

Not applicable.

Item 7:               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:               Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:             Submission of Matters to a Vote of Security Holders.

At the June 22, 2006 meetings of the Nominating and Governance Committees (the “Committee”) of the Boards of each of the Lord Abbett Funds, the Committee adopted policies and procedures for the nomination of independent directors/trustees (“Procedures”).  The Procedures provide criteria for the nomination of independent directors/trustees, as well as a process for identifying and evaluating candidates.  With respect to shareholder recommendations, it is the Committee’s policy to consider director/trustee nominations recommended by shareholders using the same criteria the Committee uses in considering potential director/trustee nominations from other sources.  The Committee believes that directors/trustees must represent all shareholders and not just a limited set of shareholders. A copy of the Procedures may be found at www.LordAbbett.com.

Item 11:             Controls and Procedures.

(a)       Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive

Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)       Amendments to Code of Ethics – Not applicable.

(a)(2)       Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)       Not applicable.

(b)           Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A.Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 28, 2006